As filed with the Securities and Exchange Commission on April 30, 2002

              Securities Act registration no. 33-54822
              Investment Company Act file no. 811-7360

----------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                         ____________________________

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-effective amendment no. 17                  [X]
                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment no. 18                           [X]
                         ____________________________

                                MONETTA TRUST
                                 (Registrant)

                     1776-A South Naperville Road, Suite 100
                        Wheaton, Illinois  60187-8133
                       Telephone number:  630/462-9800

                         ____________________________

         Robert S. Bacarella              Arthur Don
            Monetta Trust                 D'Ancona & Pflaum LLC
  1776-A South Naperville Road, #100      111 E. Wacker Drive, Suite 2800
     Wheaton, Illinois  60187-8133        Chicago, Illinois  60601


                             (Agents for service)

                          ____________________________

                Amending Parts A, B, and C and filing Exhibits.

            It is proposed that this filing will become effective:

            _____  immediately upon filing pursuant to rule 485(b)
            __X___ on May 1, 2002       pursuant to rule 485(b)
            _____  60 days after filing pursuant to rule 485(a)(1)
            _____  on_________________  pursuant to rule 485(a)(1)
            _____  75 days after filing pursuant to rule 485(a)(2)
            _____  on _________________ pursuant to rule 485(a)(2)


If appropriate, check the following box:

   ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(Insert Monetta Logo)

Prospectus May 1, 2002

Monetta Fund

Monetta Trust

      Select Technology Fund
         (Formerly Small-Cap Equity Fund)
      Mid-Cap Equity Fund
      Blue Chip Fund
         (Formerly Large-Cap Equity Fund)
      Balanced Fund
      Intermediate Bond Fund
      Government Money Market Fund

1-800-MONETTA
www.monetta.com

The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Table of Contents

Summary of the Funds                                  1

Funds' Goals And Principal Strategies                 1

Principle Risks of Investing In The Funds             3

Performance                                           5

Fees and Expenses                                     12

Investment Objectives And Strategies                  13

Investment Risks & Considerations                     16

Investment Restrictions                               20

Management                                            20

Other Information                                     22

Shareholder Manual                                    25

Financial Highlights                                  38

                                 FUND SUMMARY

Monetta Select Technology Fund, ("Select Technology"), Monetta Mid-Cap Equity Fund ("Mid-Cap Fund"), Monetta Blue Chip Fund ("Blue Chip Fund"), Monetta Balanced Fund ("Balanced Fund"), Monetta Intermediate Bond Fund ("Intermediate Bond Fund"), and Monetta Government Money Market Fund ("Government Money Market Fund") are series of Monetta Trust (the "Trust"). Monetta Fund, Inc. ("Monetta Fund") and each of the Trust series are collectively referred to as the "Funds."

Monetta Fund, Select Technology Fund, Mid-Cap Fund and Blue Chip Fund ("Growth Funds") are designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks believed by the portfolio managers to have above average growth potential, with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the Portfolio Managers look for companies with earnings growth potential one at a time.

Intermediate Bond Fund and Government Money Market Fund ("Fixed Income Funds"), are designed for long-term investors who primarily seek current income associated with debt securities. The Portfolio Managers consider economic factors such as the effect of interest rates on the Fixed Income Funds' investments and then apply a "bottom up" approach in choosing investments. The Managers look for income-producing securities that meet the investment criteria, taking into account the effect the investments would have on total return, credit risk and average maturity of the portfolio. The Balanced Fund is designed for investors who seek a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital.

The following table sets forth in more detail the primary goals and strategies for each of the Funds.




FUND                            PRINCIPAL STRATEGIES

MONETTA FUND                    Generally invests (at the time of investment)
                                at least 65% of its net assets in companies with market capitalization under $3 billion.
GOAL: Seeks long-term
capital growth.

SELECT TECHNOLOGY FUND          Under normal market conditions, invests (at
                                the time of investment) at least 80% of its
                                net assets, plus the amount of any borrowings
GOAL: Seeks long-term           for investment purposes, in common stocks of
capital appreciation.           technology-related companies that the Adviser
                                believes to be leading companies in the
                                technology sector. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting
                                Bloomberg<reg-trade-mark> and other relevant third party sources. There is no limit on the market capitalization of the companies in which the fund may invest.


<PAGE 1 >

FUND                            PRINCIPAL STRATEGIES (continued)


MID-CAP FUND                    Under normal market conditions invests (at
                                the time of investment) at least 80% of its
                                net assets, plus any borrowings for investment
GOAL: Seeks long-term           purposes, in companies with market
capital growth.                 capitalization between $1 billion and $10
                                billion.


BLUE CHIP FUND                  "Blue chip" companies include large,
                                well-established companies that are included
                                in, or similar in size to those included in,
GOAL: Seeks long-term           the Standard and Poor's 500 Composite Stock
capital growth.                 Index.  Under normal market conditions,
                                the Fund invests (at the time of investment) at least 80% of its net assets, plus any borrowings for investment purposes, in blue chip companies with market capitalization of $10 billion and higher.

BALANCED FUND                   Under normal market conditions, the fund
                                invests (at the time of investment) at least
                                25% in fixed income securities, which generally
GOAL: Seeks a favorable         will consist of U.S. Government securities
total rate of return            and corporate bonds and debentures rated A or
through a combination           better, with an average weighted portfolio
of capital appreciation         maturity of 3 to 10 years, and at least 25%
and current income              in equity securities.  There is no limit on the
consistent with                 type of industry or market capitalization of
preservation of capital.        the companies in which the fund may invest.
                                The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial, and economic conditions. The fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade
                                (commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.

INTERMEDIATE BOND FUND          Under normal market conditions, the fund
                                invests (at the time of investment) at least
                                80% of its net assets, plus the amount of any
GOAL: Seeks high current        borrowings for investment purposes, in bonds
income consistent with          (which include all types of marketable debt
preservation of capital.        securities).  In addition, the fund expects
                                that the dollar-weighted average life of its portfolio will be between 3 and 10 years.
                                At least 70% of total assets (at the time of investment) must be invested in U.S.
                                Government securities or securities rated in the three highest investment grade categories by Moody's or S&P.

GOVERNMENT MONEY MARKET FUND    Invests only in securities issued or
                                guaranteed by the U.S. Government or its
GOAL: Seeks maximum current     agencies maturing in less than thirteen months.
income with safety of
capital and maintenance
of liquidity.


The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.


<PAGE 2>

                                     FUND RISKS

No investment is suitable for everyone. The principal risk of investing in each fund is that you may lose some or all of the money you invest. The other risks inherent in each fund depend primarily upon the types of securities in each fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective.

An investment in any fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Monetta Fund, Mid-Cap Fund, Blue Chip Fund, Select Technology Fund and Balanced Fund often invest in growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

FUND                            PRINCIPAL RISKS OF INVESTING IN THE FUND

MONETTA FUND                    The principle risk of investing in this fund
                                is that returns may vary and you could lose money. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in smaller companies, and small-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

SELECT TECHNOLOGY FUND          Since the fund is concentrated in the technology
                                sector, its risk is greater than funds that are diversified. The technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies.
                                An increase in interest rates and various other credit risk factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. This fund had above average volatility and risk, and at a point in time your investment may be worth considerably less than your orginal investment.

MID-CAP FUND                    The principle risk of investing in this fund is
                                that returns may vary and you could lose money.
                                The value of the fund's portfolio could
                                decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in mid-size companies, and mid-cap stocks may be more volatile and risky than large-cap stocks.



<PAGE 3>


FUND                            Principal Risks of Investing in the Funds
                                (continued)


BLUE CHIP FUND                  The principle risk of investing in this fund
                                is that returns may vary and you could lose money. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices.

BALANCED FUND                   This fund carries the same risks associated
                                with the Growth and Fixed Income Funds. The equity and the fixed income portion of the portfolio may vary and you could lose money.
                                The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices. The fixed income portion of the portfolio may decrease in value if interest rates rise, which will cause the fund's net asset value
                                (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate. As a result, the fund may need to invest money at a lower rate. In addition, the allocation mix of the fund
                                (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.

INTERMEDIATE BOND FUND          This fixed-income fund tends to be less
                                volatile than the Growth Funds that invest primarily in common stocks. The fund's returns and yields will vary, and you could lose money. Since the fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face
                                "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.

GOVERNMENT MONEY MARKET FUND    Although the fund invests only in securities
                                issued by the U.S. Government, its agencies or instrumentalities, not all such securities are backed by the full faith and credit guarantee of the U.S. Government. Your investment in the fund is not insured or guaranteed by the Federal Deposit Insurance
                                Corporation or any other Government Agency.
                                Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Except for the Government Money Market Fund, all of the Monetta Funds have above-average trading activity, represented by high portfolio turnover rates. This above-average activity increases brokerage commission expenses for the Funds, and may affect the Funds' performance by reducing investment returns and increasing the amount of any capital gains taxes paid by the Funds' shareholders.


<PAGE 4>


PERFORMANCE

The following information illustrates how each of the fund's performance has varied over time and the risk associated with investing in the fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each fund's average annual returns for the periods indicated to a broad-based securities market index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' past performance (before and after taxes) does not necessarily indicate how they will perform in the future.

MONETTA FUND

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA FUND.]

Annual returns for periods ended 12/31

1992   5.49%
1993   0.49%
1994  -6.21%
1995  28.02%
1996   1.60%
1997  26.18%
1998  -9.03%
1999  51.80%
2000 -15.97%
2001 -21.05%

Best Quarter:  4th 1999, 47.66%; Worst Quarter:  3rd 1998, -23.50%


                    Average Annual Total Returns

                                         1 Year      5 Years    10 Years
Monetta Fund
  Return Before Taxes                    -21.05%      2.94%      4.10%
  Return After Taxes on Distributions    -21.05%     -1.18%      1.06%
  Return After Taxes on Distributions
   and Sale of Fund Shares               -12.82%      0.97%      2.15%
_____________________________________________________________________________
Russell 2000 Index*                        2.49%      7.52%     11.51%
Russell 2000 Growth*                      -9.23%      2.87%      7.19%

*Reflects no deduction for fees, expenses or taxes. The Russell 2000 Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index with an average market capitalization of approximately $421 million.


<PAGE 5>

SELECT TECHNOLOGY FUND (FORMERLY THE SMALL-CAP FUND)

[GRAPH DEPICTING 4 YEAR ANNUAL TOTAL RETURNS FOR MONETTA SELECT
TECHNOLOGY FUND FORMERLY SMALL-CAP FUND.]

Annual returns for periods ended 12/31

1998 -2.81%
1999 62.91%
2000 -18.74%
2001 -22.34%

Best Quarter:  4th 1999, 44.86%; Worst Quarter: 3rd 2001, -25.3%




                Average Annual Total Returns

                                          1 Year    3 Years    Since Inception
                                                               (2/1/97)
Select Technology Fund*
  Return Before Taxes                     -22.34%    0.93%      8.16%
  Return After Taxes on Distributions     -22.44%   -2.11%      5.62%
  Return After Taxes on Distributions     -13.60%   -0.39%      5.66%
   and Sale of Fund Shares
_____________________________________________________________________________
S&P 500**                                 -11.88%   -1.03%      9.54%
Merrill Lynch 100 Technology Index ***    -32.44%    0.22%     11.83%

*The above performance data for the fund includes performance for when the fund operated under a small-cap investment focus from inception through 12/3/01.

**Reflects no deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

***Reflects no deduction for fees, expenses, or taxes. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. Since the Russell 2000 Stock and the Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected above. Had they been reflected, the performance for the Russell 2000 Index for the One Year, Three Year and Inception periods would have been 2.49%, 6.42% and 7.22%, respectively. The performance for the Russell 2000 Growth Index for the One Year, Three Year and Inception periods would have been -9.23%, 0.25% and 2.40%, respectively.


<PAGE 6>


MID-CAP FUND

[GRAPH DEPICTING 8 YEAR ANNUAL TOTAL RETURNS FOR MONETTA MID-CAP FUND.]

Annual returns for periods ended 12/31

1994    2.17%
1995   24.54%
1996   24.20%
1997   29.14%
1998   -0.85%
1999   53.39%
2000  -12.69%
2001  -43.05%

Best Quarter:  4th 1999, 44.5%; Worst Quarter: 1st 2001, -41.0%






            Average Annual Total Returns

                                          1 Year    5 Years    Since Inception
                                                               (3/1/93)
Monetta Mid-Cap Fund
  Return Before Taxes                     -43.05%   -0.47%      8.70%
  Return After Taxes on Distributions     -43.20%   -4.87%      4.33%
  Return After Taxes on Distributions     -26.20%   -1.11%      5.86%
    and Sale of Fund Shares
_____________________________________________________________________________
S&P Mid-Cap 400 Index*                     -0.62%   16.11%     15.51%

*Reflects no deduction for fees, expenses, or taxes. The S&P Mid-Cap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.


<PAGE 7>


BLUE CHIP FUND (FORMERLY THE LARGE-CAP FUND)

[GRAPH DEPICTING 6 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BLUE CHIP FUND FORMERLY MONETTA LARGE-CAP FUND.]

Annual returns for periods ended 12/31

1996   28.20%
1997   26.64%
1998    8.99%
1999   53.98%
2000  -14.96%
2001  -53.94%

Best Quarter: 4th 1998, 32.1%; Worst Quarter:  1st 2001, -44.7%


                   Average Annual Total Returns

                                         1 Year     5 Years    Since Inception
                                                               (9/1/95)
Monetta Blue Chip Fund
  Return Before Taxes                    -53.94%    -3.60%      1.93%
  Return After Taxes on Distributions    -53.96%    -5.74%     -0.46%
  Return After Taxes on Distributions    -32.82%    -2.63%      1.47%
    and Sale of Fund Shares
_____________________________________________________________________________
S&P 500 Index*                           -11.88%    10.70%     13.73%


*Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


<PAGE 8>


BALANCED FUND

[GRAPH DEPICTING 6 YEAR ANNUAL TOTAL RETURNS FOR MONETTA BALANCED FUND]

Annual returns for periods ended 12/31

1996   25.94%
1997   21.21%
1998    8.59%
1999   29.60%
2000   -5.15%
2001  -17.34%

Best Quarter: 4th 1999, 17.9%; Worst Quarter: 1st 2001, -19.1%


                        Average Annual Total Returns

                                         1 Year     5 Years    Since Inception
                                                               (9/1/95)
Monetta Balanced Fund
  Return Before Taxes                    -17.34%     5.99%      9.60%
  Return After Taxes on Distributions    -18.27%     2.58%      6.45%
  Return After Taxes on Distributions    -10.55%     3.58%      6.68%
    and Sale of Fund Shares
_____________________________________________________________________________
S&P 500 Index*                           -11.88%    10.70%     13.73%
Lehman Bros. Gov't/Credit Bond Index**     8.50%     7.37%      7.19%

*Reflects no deduction for fees, expenses, or taxes. The S&P 500 Index is the Standards & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

**Reflects no deduction for fees, expenses, or taxes. The Lehman Bros. Gov't/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


<PAGE 9>

INTERMEDIATE BOND FUND

[GRAPH DEPICTING 8 YEAR ANNUAL TOTAL RETURNS FOR MONETTA INTERMEDIATE
BOND FUND]

Annual returns for periods ended 12/31

1994   -1.04%
1995   14.84%
1996    6.46%
1997    8.91%
1998    8.38%
1999    1.60%
2000    8.13%
2001    4.44%

Best Quarter:  2nd 1995, 5.3%; Worst Quarter: 4th 2001, -3.9%


                         Average Annual Total Returns

                                          1 Year     5 Years   Since Inception
                                                               (3/1/93)
Monetta Intermediate Bond Fund
  Return Before Taxes                     4.44%**    6.25%**   6.69%**
  Return After Taxes on Distributions     1.42%      3.61%     4.03%
  Return After Taxes on Distributions     2.85%      3.72%     4.05%
    and Sale of Fund Shares
_____________________________________________________________________________
Lehman Bros. Gov't/Credit Interm.
 Bond Index*                              8.96%      7.10%     6.48%

*Reflects no deduction for fees, expenses, or taxes. The Lehman Gov't/Credit Intermediate Bond Index is an unmanaged index of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.9 years.

**Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.


<PAGE 10>

GOVERNMENT MONEY MARKET FUND

[GRAPH DEPICTING 8 YEAR ANNUAL RETURNS FOR MONETTA GOVERNMENT MONEY
MARKET FUND]

Annual returns for periods ended 12/31

1994         4.04%
1995         5.87%
1996         5.06%
1997         5.15%
1998         5.24%
1999         4.85%
2000         6.03%
2001         3.67%

Best Quarter: 4th 2000, 1.6%; Worst Quarter: 4th 2001, 0.5%


                     Average Annual Total Return

                                                   Since Inception
                       1 Year        5 Years       3/1/93

Monetta Government     3.67%*        4.98%*        4.77%*
   Money Market Fund

*Total returns are net of all advisory fees waived by the Adviser.


<PAGE 11>

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment):

            Redemption fees: NONE*
            Exchange fees: NONE**

Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)

                                    Distribution             Total Annual
                        Management  and Services   Other    Fund Operating
                           Fees      (12b-1)Fees  Expenses     Expenses

Monetta Fund              0.95%        N/A          0.60%(b)     1.55%(b)
Select Technology Fund    0.75%        0.25%        1.91%(b)     2.91%(b)
Mid-Cap Fund              0.75%        0.25%        0.58%(b)     1.58%(b)
Blue Chip Fund            0.75%        0.25%        1.72%(b)     2.72%(b)
Balanced Fund             0.40%        0.25%        0.58%(b)     1.23%(b)
Intermediate Bond Fund    0.35%(a)     0.25%        0.13%(b)     0.73%(a)(b)
Gov't. Money Market Fund  0.25%(a)     0.10%(a)     0.74%(b)     1.09%(a)(b)

(a)In 2001, the Adviser voluntarily waived a portion of the management fee for the Intermediate Bond Fund and all of the management fee for the Government Money Market Fund. For the Government Money Market Fund, the Board of Trustees elected to waive the Distribution and Service (12b-1) Fees.

(b)Various fund expenses for all the Funds, such as legal, audit, tax preparation, proxy and printing, were paid for indirectly through directed brokerage agreements (soft dollars). As a result actual total annual fund operating expenses were Monetta Fund 1.49%; Select Technology Fund 2.50%; Mid-Cap Fund 1.45%; Blue Chip Fund 2.38%; Balanced Fund 1.10%; Intermediate Bond Fund 0.65% and Government Money Market Fund 0.38%, respectively.

As of the date of the Prospectus, the waiver of management fees for the Government Money Market Fund continues in effect, subject to review and possible termination by the Adviser at the beginning of each quarter. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee for the Intermediate Bond Fund.



*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

**For telephone exchanges, the transfer agent will charge a $5.00 fee to your account.



                                      Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                      One  Three  Five       Ten
                                     Year  Years  Years     Years

Monetta Fund, Inc.                   $163  $505   $  871   $1,898
Monetta Select Technology Fund        306   935    1,588    3,337
Monetta Mid-Cap Equity Fund           166   515      887    1,932
Monetta Blue Chip Equity Fund         286   875    1,491    3,148
Monetta Balanced Fund                 129   402      695    1,530
Monetta Intermediate Bond Fund         77   240      417      930
Monetta Government Money Market Fund  114   357      618    1,365


<PAGE 12>


                      INVESTMENT OBJECTIVES AND STRATEGIES


The Funds' investment objectives differ principally in the types of securities selected for investment and the importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments.

The Monetta Fund, Mid-Cap Fund, and Blue Chip Fund each seek long-term capital growth by investing in common stocks believed to have above-average appreciation potential. The Funds differ from each other with respect to the market capitalizations of the companies in which they invest.

Each fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. The Adviser's emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet.

In their investments in equity securities, the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund, and Balanced Fund (in its investments in equity securities, as discussed below) each pursue a selling discipline to preserve capital gains and limit losses. A security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security. This selling discipline may result in higher than average portfolio turnover, which may be exacerbated by extraordinary market conditions.

The securities in which each fund invests will be listed on a national securities exchange or traded on an over-the-counter market. No fund intends to invest more than 5% of its assets in derivative securities (options and futures).

The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.

 * Monetta Fund

The Monetta Fund's investment objective, under normal market conditions, is to provide its Shareholders with capital appreciation by investing the Fund's assets in equity securities (common stocks) believed to have growth potential. The Monetta Fund must invest at least 65% of its net assets in common stocks of companies with market capitalizations under $3 billion.

 * Select Technology Fund

The Select Technology Fund seeks long-term appreciation of capital by investing in common stocks of companies in the technology sector. Under normal market conditions, invests (at the time of investment) at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg<reg-trade-mark> and other relevant


<PAGE 13>



third party sources. There is no limit on the market capitalization of the companies in which the fund invests, or in the length of operating history for the companies. The fund's concentration in the technology sector may make it more susceptible to greater losses and volatility when compared to a more diversified portfolio.

 * Mid-Cap Fund

The Mid-Cap Fund typically invests in medium-sized companies within the range of companies included in the S&P Mid-Cap 400 Index. The capitalization range for the S&P Mid-Cap 400 Index is between $200 million and $9 billion. Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of mid-cap companies ranging between $1 billion and $10 billion.

 * Blue Chip Fund

The Blue Chip Fund typically invests in large companies with market capitalizations in excess of $10 billion. Under normal market conditions, the fund invests 80% of its net assets, plus any borrowings for investment purposes, in common stocks of large-cap companies with market capitalizations in excess of $7 billion. "Blue chip" companies include large, well-established companies that are included in, or similar in size to those included in, the Standard and Poor's 500 Composite Stock Index.

 * Balanced Fund

The Balanced Fund seeks a favorable total rate of return through a combination of capital appreciation and current income consistent with preservation of capital derived from investing in a portfolio of equity and fixed income securities such as Corporate Bonds and U.S. Government Obligations.

The investment approach for the Balanced Fund combines the equity growth strategy (various market capitalizations) used for the Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip Fund and the income strategy employed by the Intermediate Bond Fund, as discussed below.

The Balanced Fund may emphasize fixed income securities or equity securities or hold equal amounts of both, depending upon the Adviser's analysis of market, financial, and economic conditions. Under normal market conditions, at least 25% of the fund's assets will be invested in equity securities with no limitation on industry or market capitalization, and at least 25% of the fund's assets will be invested in fixed income securities, which generally will consist of U.S. Government securities and corporate bonds and debentures rated A or better, with an average weighted portfolio maturity of 3 to 10 years. The fund does not presently intend to invest more than 10% of its assets in securities rated below investment grade (commonly called "junk bonds") or, if unrated, determined by the Adviser to be of comparable credit quality.

 * Intermediate Bond Fund

The Intermediate Bond Fund seeks a high level of current income, consistent with the preservation of capital, by investing primarily in marketable debt securities.


<PAGE 14>


Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities back by mortgages or other assets. The fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

Under normal market conditions, the Intermediate Bond Fund invests at least 70% of the value of its total assets (taken at market value at the time of investment) in the following:

(1) Marketable straight-debt securities of domestic issuers and of foreign issuers payable in U. S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's or by S&P;

(2) Securities issued or guaranteed by the full faith and credit of the U.S. Government or by its agencies or instrumentalities;

(3) Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated A or better by Moody's or by S&P;

(4) Variable rate demand notes, if unrated, determined by the Adviser to be of credit quality comparable to the commercial paper in which the fund may invest; or

(5) Bank obligations, including repurchase agreements,* of banks having total assets in excess of $500 million.

   *A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time.

 * Government Money Market Fund

The Government Money Market Fund seeks maximum current income consistent with safety of capital and maintenance of liquidity. The fund invests only in U. S. Government Securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U. S. Government Securities.

U. S. Government Securities in which the fund is permitted to invest include:

(1) Securities issued by the U. S. Treasury such as bills, notes, bonds and other debt securities;

(2) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are backed by the full faith and credit guarantee of the U. S. Government;

(3) Securities issued or guaranteed as to principal and interest by agencies or instrumentalities of the U. S. Government that are not backed by the full faith and credit guarantee of the U. S. Government; and

(4) Repurchase agreements for securities listed in (1), (2), and (3) above, regardless of the maturities of such underlying securities.

The fund is a money market fund and follows procedures, described in the Statement of Additional Information, designed to stabilize its net asset value per share at $1.00. In order to help maintain the stable $1.00 net asset value, the average days to maturity of the securities cannot be greater than 90 days.


<PAGE 15>

                        INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in each fund depend primarily upon the types of securities in the fund's portfolio, as well as on market conditions. There is no guarantee that a fund will achieve its objective or that the Managers' investment strategies will be successful. There is a risk that you could lose all or a portion of your investment in a fund as a result of a steep, sudden and/or prolonged market decline.

The Monetta Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

The Select Technology Fund is designed for long-term investors who can accept the extreme fluctuations associated with a sector portfolio along with other risks associated with seeking capital appreciation through investment in common stocks of technology related companies. The technology sector historically has been more volatile than other sectors of the market primarily due to market saturation, price competition and rapid product obsolescence, in addition to the normal risks associated with growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. An increase in interest rates and various other credit risks factors associated with market conditions can adversely affect the value of the fund's holdings and thus performance of the fund. Since the fund does not have a defined market capitalization range, the risk can be even greater if the fund is over-weighted in small capitalization stocks. The fund may invest in smaller companies, and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

The Mid-Cap Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The fund invests in mid-size companies, and mid-cap stocks may be more volatile and risky than large-cap stocks.

The Blue Chip Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio


<PAGE 16>



decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the fund's portfolio decreases, the fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices.

The Balanced Fund is appropriate for long-term investors who can accept asset value fluctuations from interest rate changes and credit risks associated with fixed income investments and other risks associated with investments in common stocks. The equity and the fixed income portion of the portfolio may vary and could lose money. The equity portion of the portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. This fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. Common stocks tend to be more volatile than other investment choices. The fixed income portion of the portfolio may decrease in value if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate. In addition, the allocation mix of the fund (equities versus fixed income), as well as the allocation between the various market capitalizations, could negatively impact the fund's performance.

The Intermediate Bond Fund is appropriate for investors who seek high income with less net asset value fluctuation (from interest rate changes) than that of a longer-term fund. However, the fund has more net asset value fluctuation than with a shorter-term fund. The fund is appropriate for investors who can accept the credit and others risks associated with securities (up to 20%) that are rated below investment grade. A longer-term bond fund will usually provide a higher yield than an intermediate term fund like the Intermediate Bond Fund; conversely, an intermediate-term fund usually has less net asset value fluctuation, although there can be no guarantee that this will be the case. Since the fund invests in a variety of fixed-income securities, a fundamental risk is that the value of these securities will fall if interest rates rise, which will cause the fund's net asset value (NAV) to also decline. This is often referred to as "maturity risk." In addition, there is credit risk associated with the securities that the fund invests in, if an issuer is unable to make principal and interest payments when due. The fund may also face "prepayment risks," which occurs when falling interest rates lead issuers to prepay their bonds more quickly than usual so that they can re-issue bonds at a lower rate.

The Government Money Market Fund is designed for investors who seek income with minimum risk (including the risk of principal loss) other than the risk of changes in yield caused by fluctuation in prevailing levels of interest rates. Because the Government Money Market Fund's investment policy permits it to invest in U. S. Government Securities that are not backed by the full faith and credit of the U. S. Government, investment in that fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U. S. Government. Such risks may include a greater risk of loss of principal and interest on the securities in the fund's portfolio that are supported only by the issuing or guaranteeing U. S. Government agency or instrumentality since the fund must look principally or solely to that entity for ultimate repayment. There can be no guarantee that the Government Money Market Fund will be able at all times to maintain its net asset value per share at $1.00.

Investment Considerations

Equity Securities in the Monetta Fund, Select Technology Fund, Mid-Cap Fund and Blue Chip Fund. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable


<PAGE 17>


results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmark. Equity securities of technology growth companies are extremely volatile primarily due to market saturation, price competition and rapid product obsolescence.

Debt Securities in the Balanced Fund, Intermediate Bond Fund and Government Money Market Fund. Bonds and other debt instruments are methods for an issuer to borrow money from investors. Debt securities have varying levels of sensitivity to interest rate changes and varying degrees of quality. A decline in prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value, but not the income received by a fund from its portfolio securities (because yields on debt securities available for purchase by a fund vary over time, no specific yield on shares of a fund can be assured). Also, if the bonds in a fund's portfolio contain call, prepayment, or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due. Bonds and bond funds are also exposed to credit risks, which is the possibility that the issuer will default on its obligation to pay interest and/or principal.

"Investment grade" debt securities are those rated within the four highest ratings categories of Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade bonds. Lower-rated debt securities (commonly called "junk bonds"), on balance, are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy; they are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities. Convertible debt securities are frequently unrated or, if rated, are below investment grade.
For more information, see the discussion of debt securities in the Funds' Statement of Additional Information.

Short-Term Investment in all the Funds. The Funds (other than the Government Money Market Fund) may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When a fund is so invested, it may not achieve its investment objective. Such investments may be in: U. S. Government Securities of the type in which the Government Money Market Fund may invest; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.

When-Issued and Delayed-Delivery Securities. The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it


<PAGE 18>

advisable for investment reasons. The Government Money Market Fund may purchase securities on a standby commitment basis, which is a delayed-delivery agreement in which the fund binds itself to accept delivery of a security at the option of the other party to the agreement. When a fund commits to purchase securities on a when-issued or delayed-delivery basis, the fund segregates assets to secure its ability to perform and to avoid the creation of leverage.

Repurchase Agreements. The Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund may enter into repurchase agreements. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

Options and Futures. Consistent with their objectives, the Balanced Fund and Intermediate Bond Fund may each purchase and write both call options and put options on securities and on indexes and enter into interest rate and index futures contracts and options on such futures contracts (such put and call options, futures contracts, and options on futures contracts are referred to as "derivative products") in order to provide additional revenue or to hedge against changes in security prices or interest rates. The fund may write a call or put option only if the option is covered. The fund will limit its use of futures contracts and options on futures contracts to hedging transactions to the extent required to do so by regulatory agencies. There are several risks associated with the use of derivative products. As the writer of a covered call option, the fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the fund seeks to close out a derivative product position, these risks may become magnified. Because of these and other risks, successful use of derivative products depends on the Adviser's ability to correctly predict changes in the level and the direction of stock prices, interest rates, and other market factors; but even a well-conceived transaction may be unsuccessful because of an imperfect correlation between the securities and derivative product markets. When either the Balanced Fund or Intermediate Bond Fund enters into a futures contract, it segregates assets to secure its ability to perform and to avoid the creation of leverage. For additional information, please refer to the Funds' Statement of Additional Information.

Portfolio Turnover. The Monetta Fund and Select Technology Fund normally execute an above-average amount of equity trading. Their annual portfolio turnover rates typically exceed 100%, and in some years have exceeded 300% and 400%, respectively*. The Mid-Cap Fund, Blue Chip Fund and Balanced Fund also have above-average trading activity that results in the turnover rate to normally range between 100% to 200%. The Intermediate Bond Fund has executed trades resulting in a turnover rate range of 30% to 120%. As the Bond Fund's assets grow, the turnover rate may also increase as the fund seeks to take advantage of short-term investment opportunities previously not available. This increases brokerage commission expenses for the fund and may reduce investment returns. To the extent that the trading results in net realized gains, the shareholder will be taxed on the distributions. In addition, the tax consequences and trading costs associated with high portfolio turnover can affect the Funds' performance by reducing investment returns.

*A portfolio turnover rate of 300% is equivalent to the fund buying and selling all of the securities in its portfolio three times in the course of a year.


<PAGE 19>



                           INVESTMENT RESTRICTIONS

The Funds' investment restrictions are detailed in the Statement of Additional Information. Fundamental investment objectives cannot be changed without shareholder approval.

                                 MANAGEMENT

Management of the Funds

The Board of Directors of the Fund, the Trustees of the Trust, Investment Adviser and the Funds' management and administrative teams are instrumental in the management of the Funds.

Board of Directors

The Board of Directors of Monetta Fund and the Board of Trustees of the Trust oversee the management of the Funds and meet at least quarterly to review reports about fund operations. Although the Directors and Trustee do not manage the Funds, they have hired the Investment Adviser to do so.

At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank and distributor on an annual basis.

Over 50% of the Directors and Trustees are independent of the Funds' Investment Adviser.

Investment Adviser

The investment adviser is Monetta Financial Services, Incorporated. Subject to the overall authority of the respective Boards, the Adviser manages the business and investments of the Funds under investment advisory agreements dated December 3, 2001. The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Funds. The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187. It is a Delaware corporation, incorporated on January 13, 1984. The Adviser has managed the Monetta Fund and the Monetta Trust since inception, 1986 and 1993, respectively.

The Adviser receives a monthly fee from each fund based on that fund's average net assets, computed and accrued daily. The annual management fee rate paid to the Adviser is: Balanced Fund 0.40%; Intermediate Bond Fund 0.35% and Government Money Market Fund 0.25%. For each of the Equity Funds, the management fee rate is:

      Fund                   First $300         Next $200       Net Assets
                           million in Net     million in Net     over $500
                              Assets              Assets          million

Monetta Fund                  0.95%                0.90%            0.85%
Select Technology Fund        0.75%                0.70%            0.65%
Mid-Cap Fund                  0.75%                0.70%            0.65%
Blue Chip Fund                0.75%                0.70%            0.65%

Out of that fee, the Adviser pays for all the expenses to manage, administer and operate the fund except direct fund related expenses such as transfer agent, custodial, legal, audit, brokerage expenses and fees and expenses of the independent Directors and Trustees. Legal counsel fees for the independent Directors are reviewed by the Board to determine if the expense is to be borne by the Funds or the Adviser. All such Legal expenses incurred through December 31, 2001 were paid by the Adviser.

<PAGE 20>

Sub-Adviser

Ambassador Capital Management, LLC
211 W. Fort Street, Suite 720
Detroit, MI 48226

Ambassador Capital was established as a limited liability company on February 18, 1998. Its managers have a total of over 72 years of experience in the management of fixed income portfolios. The firm specializes in the management of fixed income and cash portfolios for public and private sector retirement plans, municipalities, corporations, endowments and foundations.

The Adviser has entered into a Sub-Advisory Agreement dated December 3, 2001 with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid to Ambassador Capital LLC by the Adviser. The annual management fees paid to the Sub-Adviser by the Adviser for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Government Money Market Fund, 20% of the fee charged by the Adviser; and the Balanced Fund 0.10% (applies only to the fixed-income portion of the portfolio).

Investment Team

The Adviser manages each of the Equity Funds through the use of co-managers. Mr. Robert S. Bacarella, Mr. Timothy Detloff and Mr. Gary Schaefer are the portfolio managers. Mr. Bacarella and Mr. Detloff co-manage the Monetta Fund, Select Technology Fund, Mid-Cap Fund, Blue Chip Fund and the equity portion of the Balanced Fund. Mr. Schaefer and Mr. Bacarella co-manage the Intermediate Bond Fund, Government Money Market Fund and the fixed-income portion of the Balanced Fund.

Mr. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present. He has served as the portfolio manager of the Monetta Fund and Select Technology Fund (formerly Small-Cap Fund) since they began operations; manager of the Mid-Cap Fund, Blue Chip Fund (formerly Large-Cap
Fund) and Balanced Fund since November 8, 1996. He has served as the portfolio manager of the Intermediate Bond Fund and the Government Money Market Fund from November 1996 through November 2001. Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.

Mr. Detloff joined the Adviser in January 1996 as an Analyst. He has been manager of the Monetta Fund, Select Technology Fund (formerly Small-Cap Fund), Mid-Cap Fund, Blue Chip Fund (formerly Large-Cap Fund) and the equity portion of the Balanced Fund since June 1998. Prior to joining the Adviser, Mr. Detloff was an analyst for Amoco Corp. since 1987. He received his Bachelor's Degree in Accounting from Northern Illinois University and his MBA from the University of Illinois.

Mr. Schaefer, through Ambassador Capital Management, LLC as Sub-Adviser, manages the Intermediate Bond Fund, Government Money Market Fund and fixed income portion of the Balanced Fund. Prior to December 2001, Mr. Schaefer was manager of these funds as an employee of the Adviser since June 1997. Mr. Schaefer was Managing Director with Lehman Brothers from 1984 to 1997. He has been involved in various aspects of the fixed income discipline since 1971. He has his Bachelor's Degree in Finance and his MBA from the University of Detroit.


<PAGE 21>


                               OTHER INFORMATION

Although Monetta Fund, Inc. and Monetta Trust are separate legal entities, the Prospectus is issued on a combined base for convenience and to avoid redundancy.

Monetta Fund, the Trust and the Funds use "Monetta" in their names by license from the Adviser and would be required to stop using those names if Monetta Financial Services, Inc., ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Adviser to each of the Funds may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds.

The Adviser seeks the best combination of net price and execution in selecting broker-dealers to execute portfolio transactions for the Funds. Subject to the overriding consideration and consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Adviser may consider sales of fund shares, or recommendations that clients purchase fund shares, as a factor in the selection of broker-dealers to execute transactions for the Funds.

Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard D. Russo, William M. Valiant, and Paul W. Henry. The action alleges that the defendants violated Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206 of the Investment Advisers Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of publicly-traded mutual funds advised by the Adviser, and partly to the mutual fund and other clients of the Adviser. All the defendants contested the action and on March 27, 2000, the Securities and Exchange Commission's administrative law judge issued an initial decision in these proceedings, finding that the defendants had violated the foregoing provisions, and that Mr. Henry had violated Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder by not timely reporting his initial public offering transactions, and ordering remedial sanctions, including cease and desist orders, censures, temporary suspensions and payment of civil money penalties. Monetta Financial Services, Inc., Mr. Bacarella and Mr. Russo are appealing this decision and all of the orders related to those defendants appealing are stayed pending outcome of the administrative appeal. Mr. Henry was ordered suspended from association with any registered investment company for 30 days, to cease and desist from committing or causing violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, to disgorge $10,187.50 and pay prejudgment interest on this amount, and to pay a civil penalty of $10,000.
The orders with respect to Mr. Henry became final on April 18, 2000. A copy of the initial decision is available on the Securities and Exchange Commission's website at http://www.sec.gov/enforce/alj/id162bpm.htm.

Initial Public Offering (IPO's) Disclosure

The Funds may participate in the IPO market and a portion of the Funds' returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base.

<PAGE 22>

There is no guarantee that as a fund's assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation among the Funds is based primarily on the portfolio managers' discretion to participate in such IPO's and other investment considerations.

Soft Dollar Disclosure

Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The Adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet or Bridge (IOE) and credits are used to pay primarily for such research services as Bloomberg, First Call, O'Neil data base and daily pricing services. The Funds may also use soft dollars to pay for fund operating expenses such as audit and legal fees as provided for by Rule 6-07 under Regulation S-X. The Adviser may use soft dollars from a fund's securities transactions to acquire research services or products that are not directly useful to that fund and that may be useful to the Adviser in advising other funds within the same complex. To secure best execution, the adviser uses a combination of limit and/or market orders. For additional information on Directed Brokerage Agreements and best execution, please see the Statement of Additional Information.

Distribution and Service Plan

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended with respect to each series. Each series of the Trust may compensate service organizations for their accounting, shareholder services and distribution services in amounts up to 0.25% of 1% for the Select Technology Fund, Mid-Cap Fund, Blue Chip Fund, Balanced Fund and Intermediate Bond Fund and 0.10% for the Government Money Market Fund per annum of the values of accounts of Shareholders purchasing through such organizations. Because these fees are paid out of each series' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information on the Plan, please see the Statement of Additional Information.

Privacy Notice

In order to provide the products and services of the Monetta Family of Funds, we may collect nonpublic personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information. This Privacy Notice explains certain steps we have taken to ensure the privacy of nonpublic personal information of individuals protected by privacy regulations issued pursuant to the Grahm-Leach-Bliley Financial Modernization Act.

We may collect nonpublic personal information about you from the following sources: (a) information that you provide us on applications and other forms;
(b) information that we generate to service your account, such as account statements; and (c) information that we may receive from third parties.

We may disclose nonpublic personal information about you to certain nonaffiliated third party financial service providers, such as financial institutions that offer credit cards. We may also disclose nonpublic personal information about you to nonaffiliated third parties as permitted or required by law, including transfer agents and mailing services. We may disclose all of the information we collect, as described above, to companies that perform services on our behalf or to other financial institutions with which we have joint marketing agreements.

<PAGE 23>

If you prefer that we not disclose nonpublic personal information about you to certain nonaffiliated third parties, you may opt out of such disclosures, except for any disclosures permitted or required by law. If you wish to opt out of such disclosures to nonaffiliated third parties, you may call us toll-free at 1-800-MONETTA (1-800-666-3882), e-mail us at OPTOUT@MONETTA.COM or mail your request to Monetta Funds, Attn: OPTOUT Dept., P.O. Box 4288, Wheaton, IL 60189.

We restrict access to your nonpublic personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic personal information.

We reserve the right to revise our privacy policies and practices. However, we will not disclose your personal nonpublic information (except as described in this Privacy Notice or as required or permitted by law) without giving you the chance to opt out of such disclosures.


<PAGE 24>

                        Monetta Family of Mutual Funds
                             Shareholder's Manual


This section provides you with:

  - Fund Reference Information                    27
    (Ticker Symbol, Fund Code)

  - How To Purchase Fund Shares                   30

  - How To Redeem Fund Shares                     31

  - Dividends, Distributions and Federal Taxes    34

  - How The Net Asset Value is Determined         35

  - Shareholder Services                          36

  - Tax-Sheltered Retirement Plans Available      37


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.


<PAGE 25>






(This page is left intentionally blank)




<PAGE 26>


                   FUND REFERENCE INFORMATION SUMMARY

                    FUND               FUND         LISTING     INCOME
ENTITY /FILE No     NAME               No.  TICKER  NAME        DIVIDEND

Monetta Fund, Inc.  Monetta              9  MONTX   Monetta      ANNUALLY
811-4466                                                          (IF ANY)

Monetta Trust:
811-7360            Select Technology   15  MSCEX   SelTech      ANNUALLY
                                                                  (IF ANY)

                    Mid-Cap             10  MMCEX   MidCap       ANNUALLY
                                                                  (IF ANY)

                    Blue Chip           13  MLCEX   BluCp        ANNUALLY
                                                                  (IF ANY)

                    Balanced            14  MBALX   Balance      QUARTERLY

                    Intermediate Bond   11  MIBFX   IntermdBd    MONTHLY

                    Gov't Money Market  12  MONXX  (Not Listed) DAILY

Capital Gains Distribution, if any, are normally paid in November.

MINIMUM INVESTMENT:
Initial Investment:  $250
Subsequent Investments: No Minimum
Automatic Investment Plan:
     -Initial Investment: $50
     -Subsequent Investment: $25 per month

Payroll Deduction Plan

RETIREMENT PLANS AVAILABLE:
Individual Retirement Accounts: Regular, Roth, Coverdell Savings Account (formerly Education IRA), and Simple

INTERNET SITE:
www.monetta.com




<PAGE 27>



                        SHAREHOLDER INFORMATION SUMMARY

Purchase of Fund Shares

                    New Account   Existing Account Exchange

* By Telephone:     N/A           With a bank      With telephone exchange
1-800-241-9772                    transfer*        privilege, you may exchange
8 a.m. to 7p.m.                   however, your    shares between Monetta
(Central Time)                    financial        accounts (minimum of $250,
                                  institution      $5.00 fee).
                                  must be an ACH
                                  member (minimum
                                  of $25).

* By Mail:          Enclose a     Enclose your     Enclosed written
c/o U.S. Bancorp    signed and    check or money   instructions to exchange
Fund Services, LLC  completed     order with an    your shares between Monetta
P.O. Box 701        application   investment slip  accounts.
Milwaukee, WI       form with a   (see your
53201-0701          check or      current account
                    money order   statement) or a
                    payable to    signed letter
                    Monetta       indicating your
                    Funds.        name, address
                                  and account
                                  number.

* By Wire:          N/A           Deliver the      N/A
Call                              following wire
1-800-241-9772                    instructions to
for complete                      your bank:
instructions                      1.) U.S. Bank,
                                      N.A.
                                  2.) ABA No.
                                      0750-00022
                                  3.) Acct No.
                                      112-952-137
                                  4.) Fund Name
                                  5.) Your Name
                                  6.) Your Monetta
                                      Account No.

The above information is provided in summary form for your convenience, please refer to each respective section of this manual for details.


<PAGE 28>



                     SHAREHOLDER INFORMATION SUMMARY

Redemption of Shares

                 New Account  Existing Account   Exchange

* By Telephone:  N/A          With telephone     With telephone exchange
1-800-241-9772                redemption         privilege, you may exchange
8 a.m. to 7 p.m.              privilege, you     shares between Monetta accounts
(Central Time)                may redeem shares  (minimum of $250, $5.00 fee).
                              from your account.
                              The funds will be
                              sent directly to
                              you or a
                              designated
                              financial
                              institution.

                              With a bank
                              transfer, however,
                              your financial
                              institution must
                              be an ACH member
                              (minimum of $25).

* By Mail:       N/A          Enclose signed     Enclose written instructions to
c/o U.S. Bancorp              written            exchange your shares between
Fund                          instructions,      Monetta accounts.
Services, LLC                 including account
P.O. Box 701                  number, amount or
Milwaukee, WI                 number of shares
53201-0701                    (redemptions of
(Overnight                    $50,000 or more
Delivery)                     require a
615 E.                        signature
Michigan                      guarantee).
Street                        Checks written on
Milwaukee, WI                 the Gov't Money
53202                         Market Fund must
                              be at least $500
                              to a maximum of
                              $50,000.

* By Wire:       N/A          Available through  Available through pre-
                              pre-established    established broker dealer
                              broker dealer      agreements.
                              agreements.


<PAGE 29>


                             How to Purchase Fund Shares

You may purchase shares of any of the Funds by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account into one of the other Monetta Funds. Your initial investment in any of the Monetta Funds must be at least $250. There is no minimum additional investment amount. Each fund has a minimum account balance of $250. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms that you can obtain by calling the Funds at 1-800-MONETTA. Your purchase order must be received by the Funds' Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Funds or the Transfer Agent.

Purchase by Telephone - Existing Accounts Only

By using the Funds' telephone purchase option, you may move money from your bank account to your fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. To have your fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on such a date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Funds for these services. The minimum amount that can be transferred by telephone is $25. The Funds reserve the right to modify or remove the ability to purchase shares by telephone at any time.

Purchase by Check

To purchase shares of a fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check or other negotiable bank draft made payable to MONETTA FUNDS. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUNDS together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

The Funds will not accept payment in cash or third party checks. All checks should be made payable to the fund. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the fund.

Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Funds will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.

<PAGE 30>

Purchase by Exchange

You may purchase shares by exchange of shares from another Monetta existing account either by phone or by mail. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediates

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with the Funds' distributor. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Funds' transfer agent. In some cases, the Funds and the Adviser may enter into arrangements with such intermediary by which a fund may pay up to 0.25% (0.10% with respect to the Government Money Market Fund, which currently is waived) of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those Funds' Shareholders. Any payments by a fund would be pursuant to its Service and Distribution Plan. The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plan.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent.
Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Funds reserve the right not to accept any purchase order that it determines not to be in the best interest of the Funds or of the Funds' Shareholders. The Funds do not permit market timing or other abusive trading practices. Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Funds. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. Election of the Telephone Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used. The Funds also reserve the right to waive or change the investment minimums for any reason. Monetta Fund and the Trust do not issue certificates for fund shares because of the availability of the telephone exchange and redemption privileges.


                              How to Redeem Fund Shares

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the fund, the number of shares or dollar amount to be redeemed, and the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;

<PAGE 31>

(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record.

(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

(5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.

Signature Guarantee. The signature on your redemption request must be guaranteed if:
       -redemption proceeds are $50,000 or more
       -proceeds are to be mailed to an address other than your address of record
       -a change of address request has been received by the fund or transfer agent within the last 15 days.

The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures.
The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Funds reserve the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Funds for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a fund reserves the right to reinvest the distribution check in the shareholder's account at the fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the fund until an updated address is received.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee; currently $5) the Transfer Agent, you may exchange all or any portion of your shares of any of the Monetta Funds for shares of another fund offered by Monetta for sale in your state. A signed, properly completed Share Purchase Application must be on file. An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in capital gain or loss. The registration of the account to which you are making an exchange must be exactly the same as that of the fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the fund to which you exchange on the next business day. An exchange may be made by following


<PAGE 32>

the redemption procedure described above and indicating the fund to be purchased, except that a signature guarantee normally is not required.

To use the Telephone Exchange Privilege to exchange between your Monetta accounts in the amount of $250 or more, call 1-800-241-9772 before 3:00 p.m. Central Time. The Funds' Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Funds reserve the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if their respective Boards believe it would be in the best interests of the Funds, the Funds expect to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Funds were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.

Redemption by Checkwriting - Government Money Market Fund Only

An investor in the Government Money Market Fund may request on the Share Purchase Application that the Government Money Market Fund provide redemption checks drawn on the fund. Checks may be in amounts of $500 up to $50,000. The shares redeemed by check will continue earning dividends until the check has cleared. Checks will not be returned. If selected on the Application Form, a book of 10 checks and 2 deposit forms will be sent to the shareholder. Additional checks and deposit forms will be sent to the shareholder, upon request, for a fee of $5.00 per book. This amount will be deducted from the shareholder's account. In order to establish this Checkwriting privilege after an account has been opened, the shareholder must send a written request to the Monetta Government Money Market Fund, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. A fee of $20 will be charged for each stop payment request. If there are insufficient shares in the shareholder's account to cover the amount of the redemption by check, the check will be returned marked "insufficient funds" and a fee of $25 will be charged to the shareholder's account. Because dividends on the fund accrue daily, checks may not be used to close an account, as a small balance is likely to result. The Checkwriting Privilege is only available to the Government Money Market Fund Shareholders. The Checkwriting Privilege is not available for IRAs or other retirement accounts.

Redemption Price

The redemption price will be the net asset value per share of the fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption, your shares may be worth more or less than your original cost.

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Funds if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

<PAGE 33>

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Funds, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Funds' transfer agent. The Funds generally pay proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, a fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.

During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Funds and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Funds may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account with a balance of less than $250 in share value. Prior to any such redemption, each fund will give the shareholder thirty days' written notice during which time the shareholder may increase his investment to avoid having his shares redeemed. The $250 minimum balance will be waived if the account balance drops below the required minimum due to market erosion.

               Dividends, Distributions, and Federal Taxes

The Monetta Fund, Select Technology Fund, Mid-Cap Fund, and Blue Chip Fund declare and pay income dividends, if any, at least annually. The Balanced Fund pays income dividends, if any, quarterly. The Intermediate Bond Fund declares and pays income dividends monthly. Income dividends of the Government Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed by each fund at least annually. Distributions of a fund are automatically reinvested in additional shares of that fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.

Each fund reserves the right to reinvest the proceeds and future distributions in additional fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months.

Each fund is a separate entity for Federal income tax purposes. Each fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.

Each fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in a fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will

<PAGE 34>

not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.



If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold Federal income tax, currently at the rate of 31% ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.



                      Determination of Net Asset Value

The purchase and redemption price of each fund's shares is its net asset value per share. The net asset value of a share of each fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central
Time) by dividing the difference between the values of the fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean of the latest bid and asked quotations. Each over-the-counter security for which the last sale price on the day of valuation is available from the NASDAQ National Market is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and asked quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the respective Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

Valuation of the Government Money Market Fund

The Government Money Market Fund attempts to maintain its net asset value at $1.00 per share. Portfolio securities are valued based on their amortized cost, which does not take into account unrealized gains or losses. Other assets and securities of the fund for which this valuation method does not produce a fair value are valued at a fair value determined by the Board. The extent of any deviation between the fund's asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio instruments; increasing, reducing, or suspending distributions; or redeeming shares in kind.

<PAGE 35>

                            Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a fund, as well as periodic statements detailing distributions made by each fund of which you are a Shareholder. You may elect to receive a combined statement for all Funds for which you are a shareholder. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of each fund and annual tax information. To eliminate unnecessary duplication and demonstrate respect for our environment, we will deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names. Shareholders may request duplicate copies free of charge.

Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the transfer agent at 1-800-241-9772.

Automatic Investment Plan

The Funds have an Automatic Investment Plan that permits an existing Shareholder to purchase additional shares of any fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking, bank money market, NOW account, or savings account in an amount of $25 or more designated
by the Shareholder.   At your option, the account designated will be debited
and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. There must be a minimum of seven days between automatic purchases. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. To establish an Automatic Investment Account, complete Sections C and G and sign Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. A fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $25.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.

Systematic Exchange Plan

The Funds offer a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $250 or more) of one Monetta fund into another on any day, either monthly or quarterly. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange
Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

<PAGE 36>

Systematic Withdrawal Plan

The Funds offer a Systematic Withdrawal Plan for Shareholders who own shares of any fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in a particular fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of any fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.




                       Tax-Sheltered Retirement Plans

The Adviser offers prototype tax-sheltered retirement plans for individuals, businesses, and nonprofit organizations. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Coverdell Savings Account(formerly Education IRA), providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductibles).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.



<PAGE 37>




                               FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through December 31st for each year shown (or for Funds with a performance history shorter than 5 years, through December 31st of each year shown). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the Statement of Additional Information.


                               Monetta Fund

                             2001        2000       1999      1998     1997

Net asset value,
 beginning of period          $11.779     $22.711   $14.964   $17.274  $15.842

Income From Investment Operations

 Net investment income        (0.013)     (0.021)     0.075   (0.104)  (0.041)

Net gains or losses on
 securities (both
 realized and unrealized)     (2.470)     (3.911)     7.672   (1.554)    4.223

Total from investment
 operations                   (2.483)     (3.932)     7.747   (1.658)    4.182

Less Distributions

 Dividends (from net
  investment income)            0.000     (0.095)     0.000     0.000    0.000

 Distributions (from
  capital gains)                0.000     (6.905)     0.000   (0.652)  (2.750)

 Return of Capital              0.000       0.000     0.000     0.000    0.000

Total distributions             0.000     (7.000)     0.000   (0.652)  (2.750)


Net asset value,
 end of period                 $9.296     $11.779   $22.711   $14.964  $17.274

Total return                 (21.05)%    (15.97)%    51.80%   (9.03)%   26.18%

Ratios/Supplemental Data

Net assets, end of period
 ($ millions)                   $74.1      $103.4    $135.7    $124.7   $163.4

Ratio of expenses to
 average net assets-Gross(a)    1.55%       1.32%     1.45%     1.36%    1.48%

Ratio of expenses to
 average net assets-Net         1.49%       1.32%     1.45%     1.36%    1.48%


Ratio of net investment income to
 average net assets-Gross(a)  (0.18)%     (0.09)%     0.50%   (0.64)%  (0.24)%

Ratio of net investment income
 to average net assets-Net    (0.12)%     (0.09)%     0.50%   (0.64)%  (0.24)%

Portfolio turnover rate        469.5%      353.8%    210.9%    107.5%    97.8%

(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 38>

                  Select Technology Fund (formerly Small-Cap Fund)

                                                                        2/1/97
                                                                        Through
                             2001       2000      1999        1998      12/31/97

Net asset value, beginning
   of period                 $13.450    $21.831   $13.396     $13.900   $10.000

Income From Investment Operations

Net investment income        (0.125)    (0.274)   (0.264)     (0.272)   (0.148)

Net gains or losses
  on securities (both
  realized and unrealized)   (2.875)    (4.182)     8.699     (0.136)     4.878

Total from investment
   operations                (3.000)    (4.456)     8.435     (0.408)     4.730

Less Distributions

 Dividends (from net
   investment income)          0.000      0.000     0.000       0.000     0.000

Distributions (from
   capital gains)            (0.036)    (3.925)     0.000     (0.096)   (0.830)

Return of Capital              0.000      0.000     0.000       0.000     0.000

Total distributions          (0.036)    (3.925)     0.000     (0.096)   (0.830)

Net asset value,
   end of period             $10.414    $13.450   $21.831     $13.396   $13.900

Total return                (22.34)%   (18.74)%    62.91%     (2.81)%   47.17%*

Ratios/Supplemental Data

Net assets, end of period
   ($ thousands)              $3,068     $4,202    $5,332      $3,980    $2,518

Ratio of expenses
   to average net
   assets-Gross(a)             2.91%      1.95%     2.36%       2.39%    1.75%*

Ratio of expenses
   to average net
   assets-Net                  2.50%      1.95%     2.36%       2.39%    1.75%*

Ratio of net investment
  income to average
  net assets-Gross(a)        (1.51)%    (1.33)%   (1.82)%     (2.04)%  (1.13)%*

Ratio of net investment
  income to average
  net assets-Net             (1.10)%    (1.33)%   (1.82)%     (2.04)%  (1.13)%*

Portfolio turnover rate       472.1%     492.6%    265.0%      200.4%   138.8%*

*Ratios and total return for the year of inception are not annualized.

(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 39>


                                      Mid-Cap Equity Fund


                              2001      2000       1999       1998     1997

Net asset value, beginning
   of period                   $11.802   $20.355   $13.571    $14.975  $14.814

Income From Investment Operations

 Net investment income         (0.056)   (0.119)   (0.099)      0.022  (0.045)
    securities (both

 Net gains or losses on
    securities (both
    realized and unrealized)   (5.025)   (2.704)     7.225    (0.266)    4.296

Total from investment
    operations                 (5.081)   (2.823)     7.126    (0.244)    4.251

Less Distributions

 Dividends (from net
     investment income)          0.000     0.000     0.000    (0.022)    0.000

Distributions (from
    capital gains)             (0.051)   (5.730)   (0.342)    (1.138)  (4.090)

Return of Capital                0.000     0.000     0.000      0.000    0.000

Total distributions            (0.051)   (5.730)   (0.342)    (1.160)  (4.090)

Net asset value,
  end of period                 $6.670   $11.802   $20.355    $13.571  $14.975

Total return                  (43.05)%  (12.69)%    53.39%    (0.85)%   29.14%

Ratios/Supplemental Data

Net assets, end of
    period($ thousands)         $8,455   $16,284   $19,458    $18,920  $21,908

Ratio of expenses to
 average net assets-Gross(a)     1.58%     1.21%     1.25%      1.21%    1.26%

Ratio of expenses to
   average net assets-Net        1.45%     1.21%     1.25%      1.21%    1.26%

Ratio of net investment
  income to average
  net assets-Gross(a)          (0.84)%   (0.56)%   (0.67)%      0.15%  (0.28)%

Ratio of net investment
  income to average
  net assets-Net               (0.71)%   (0.56)%   (0.67)%      0.15%  (0.28)%

Portfolio turnover rate         328.3%    194.6%    170.4%     237.6%   137.8%

(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 40>

                    Blue Chip Fund (formerly Large-Cap Fund)

                                2001      2000       1999      1998     1997

Net asset value, beginning of
 period                          $14.610   $20.062   $13.437   $13.359  $12.266

Income From Investment Operations

 Net investment income           (0.154)   (0.197)   (0.147)   (0.068)  (0.007)

Net gains or losses
  on securities (both
  realized and unrealized)       (7.729)   (2.837)     7.297     1.074    3.250

Total from investment operations (7.883)   (3.034)     7.150     1.006    3.243

Less Distributions

 Dividends (from net
   investment income)              0.000     0.000     0.000     0.000    0.000

Distributions (from
   capital gains)                  0.020   (2.418)   (0.525)   (0.928)  (2.150)

 Return of Capital                 0.000     0.000     0.000     0.000    0.000

Total distributions                0.020   (2.418)   (0.525)   (0.928)  (2.150)

Net asset value, end of period    $6.707   $14.610   $20.062   $13.437  $13.359

Total return                    (53.94)%  (14.96)%    53.98%     8.99%   26.64%

Ratios/Supplemental Data

Net assets, end
  of period ($ thousands)         $3,023    $7,399    $9,298    $4,185   $4,265

Ratio of expenses to
  average net assets-Gross(a)      2.72%     1.61%     1.66%     1.86%    1.51%

Ratio of expenses to
  average net assets-Net           2.38%     1.61%     1.66%     1.86%    1.51%

Ratio of net investment income to
  average net assets-Gross(a)    (2.10)%   (0.99)%   (0.91)%   (0.52)%  (0.05)%

Ratio of net investment income
  to average net assets-Net      (1.76)%   (0.99)%   (0.91)%   (0.52)%  (0.05)%

Portfolio turnover rate           394.1%    155.6%     81.4%    207.5%   123.2%

(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 41>

                                 Balanced Fund


                                2001       2000      1999     1998     1997

Net asset value,
  beginning of period            $12.813   $16.268   $14.476  $14.078  $12.643

Income From Investment Operations

Net investment income              0.279     0.318     0.239    0.290    0.264

Net gains or losses
  on securities (both
  realized and unrealized)       (2.504)   (1.173)     3.741    0.838    2.398

Total from investment
  operations                     (2.225)   (0.855)     3.980    1.128    2.662

Less Distributions

 Dividends (from net investment
  income)                        (0.284)   (0.310)   (0.265)  (0.286)  (0.224)

Distributions (from capital
  gains)                         (0.022)   (2.290)   (1.923)  (0.444)  (1.003)

Return of Capital                  0.000     0.000     0.000    0.000    0.000

Total distributions              (0.306)   (2.600)   (2.188)  (0.730)  (1.227)

Net asset value,
  end of period                  $10.282   $12.813   $16.268  $14.476  $14.078

Total return                    (17.34)%   (5.15)%    29.60%    8.59%   21.21%

Ratios/Supplemental Data

Net assets, end of
  period ($ thousands)            $6,530    $9,208    $9,449  $14,489  $12,054

Ratio of expenses to
  average net assets-Gross(a)      1.23%     0.96%     0.95%    0.84%    1.02%

Ratio of expenses to
  average net assets-Net           1.10%     0.96%     0.95%    0.84%    1.02%

Ratio of net investment income
 to average net assets-Gross(a)    2.45%     1.94%     1.55%    2.06%    1.88%

Ratio of net investment income
 to average net assets-Net         2.58%     1.94%     1.55%    2.06%    1.88%

Portfolio turnover rate           211.5%    167.4%     71.3%   127.7%   115.9%

(a) Gross ratios reflects fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 42>


                                 Intermediate Bond Fund

                               2001       2000      1999      1998     1997

Net asset value, beginning
   of period                   $10.352    $10.244   $10.652   $10.445  $10.208

Income From Investment Operations

Net investment income            0.587      0.691     0.602     0.592    0.599

Net gains or losses on
  securities (both
  realized and unrealized)     (0.121)      0.102   (0.435)     0.269    0.278

Total from investment
  operations                     0.466      0.793     0.167     0.861    0.877

Less Distributions

 Dividends (from net
  investment income)           (0.589)    (0.685)   (0.565)   (0.577)  (0.592)

Distributions (from
  capital gains)               (0.210)      0.000   (0.010)   (0.077)  (0.048)

Return of Capital              (0.026)      0.000     0.000     0.000    0.000

Total distributions            (0.825)    (0.685)   (0.575)   (0.654)  (0.640)

Net asset value,
  end of period                 $9.993    $10.352   $10.244   $10.652  $10.445

Total return                     4.44%      8.13%     1.60%     8.38%    8.91%

Ratios/Supplemental Data

Net assets, end of
  period ($ thousands)         $32,857    $25,394   $19,873    $6,676   $3,933

Ratio of expenses to average
 net assets- Gross (a)           0.73%      0.69%     0.74%     0.75%    0.87%

Ratio of expenses to average
 net assets - Net                0.65%      0.57%     0.54%     0.55%    0.65%

Ratio of net
 investment income to
 average net assets-Gross(a)     5.49%      6.69%     5.58%     5.39%    5.60%

Ratio of net investment income
 to average net assets-Net       5.57%      6.82%     5.78%     5.59%    5.82%

Portfolio turnover rate         263.0%     120.3%    115.2%     52.0%    96.7%

(a) Gross ratios reflects fees paid indirectly and investment advisory fees waived by the investment advisor. In 2001, such waived fees were $14,159.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 43>



                                       Government Money Market Fund

                               2001       2000     1999     1998     1997

Net asset value, beginning
  of period                     $1.000     $1.000   $1.000   $1.000   $1.000

Income From Investment Operations

 Net investment income           0.036      0.059    0.047    0.051    0.050

Net gains or losses on
  securities (both
  realized and unrealized)       0.000      0.000    0.000    0.000    0.000

Total from investment
  operations                     0.036      0.059    0.047    0.051    0.050

Less Distributions

 Dividends (from net
  investment income)           (0.036)    (0.059)  (0.047)  (0.051)  (0.050)

Distributions (from
  capital gains)                 0.000      0.000    0.000    0.000    0.000

Return of Capital                0.000      0.000    0.000    0.000    0.000

Total distributions            (0.036)    (0.059)  (0.047)  (0.051)  (0.050)

Net asset value,
 end of period                  $1.000     $1.000   $1.000   $1.000   $1.000

Total return                     3.67%      6.03%    4.85%    5.24%    5.15%

Ratios/Supplemental Data

Net assets, end of period
 ($ thousands)                  $4,167     $4,501   $3,700   $4,095   $4,464

Ratio of expenses to
 average net
 assets - Gross (a)              1.09%      0.74%    0.70%    0.68%    0.76%

Ratio of expenses to
 average net
 assets - Net                    0.38%      0.40%    0.35%    0.32%    0.39%

Ratio of net investment
 income to average net
 assets-Gross (a)                2.91%      5.55%    4.36%    4.76%    4.65%

Ratio of net investment
 income to average net
 assets-Net                      3.61%      5.89%    4.71%    5.11%    5.02%

Portfolio turnover rate            N/A        N/A      N/A      N/A      N/A

(a) Gross ratios reflects fees paid indirectly and investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment adviser.

The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 44>


(Outside Back Cover)

ADDITIONAL INFORMATION

Distributed By Quasar Distributors, LLC
*Annual and Semi-Annual Reports
*Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Funds' investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Funds, including these reports, can be obtained without charge (except where noted) upon request.

*By Telephone                1-800-MONETTA
                             1-800-684-3416 (TDD)

*In Person or by mail        1776-A South Naperville Road
                             Suite 100
                             Wheaton, IL  60187-8133

*By Internet                 www.monetta.com or www.sec.gov


*By e-mail                   info@monetta.com


*From the SEC                The SEC's Public Reference in Washington, DC.
                             For information on the operation of the Public
                             Reference Room, call (202) 942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public
                             Reference Section of the SEC, Washington, DC
                             20549-0102.

INVESTMENT COMPANY ACT FILE NO:                 Monetta Fund 811-4466
                                                Monetta Trust 811-7360
Monetta Family of Mutual Funds
1776-A South Naperville Road, Suite 100
Wheaton, IL  60187-8133

   (Insert Monetta Logo)

                  Monetta Family of Mutual Funds
                     Share Purchase Application

Make Checks Payable to Monetta Funds

Overnight Express Mail to:                  Mail Completed Application to:
Monetta Funds                               Monetta Funds
c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street                    P.O. Box 701
3rd Floor                                   Milwaukee, WI 53202-0701
Milwaukee, WI 53202

Use this form for individual custodial, trust, profit sharing, or pension plan
accounts.   Do not use this form for Monetta Funds-sponsored IRA, Defined
Contribution (401(k) or 403(b)) plans which require forms available from Monetta Funds. For information please call 1-800-666-3882.

            1-800-MONETTA                       WWW.MONETTA.COM

A. Account Registration

[_]Individual   [_]Joint Owner*

Name_______________________________     Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other

Joint Owner Name________________________Birthdate________________
Social Security Number__________________Citizen of   [_] US   [_] Other
* Registration will be Joint Tenants with Rights of Survivorship (JTWROS) unless otherwise specified.

[_] UGMA/UTMA (Uniform Gift to Minor/Uniform Transfer to Minor)
Custodian_______________________________________________________________
Minor__________________________________________ Minor's Birthdate_________
Minor's Social Security Number__________________Citizen of  [_] US  [_] Other

[_]Corporation, Partnership, or Other Entity
Name of Legal Entity______________________________________________________
Taxpayer Identification Number______________________________________________
<>A  corporation resolution form or certificate is required  for corporation accounts.

[_]Trust, Estate, or Guardianship
Name___________________________________________________________________
Name of Fiduciary(s)______________________________________________________
Taxpayer Identification Number________________________Date of Trust__________
<>Additional documentation and certification may be requested.

B. Mailing Address                      []Send Duplicate Confirmation To:

_____________________________________   ___________________________________
Street Address, Apt. #                  Name

_____________________________________   ___________________________________
City, State, Zip Code                   Street Address, Apt #

_____________________________________   ___________________________________
Daytime Phone Number                    City, State, Zip Code


-----------------------------------------------------------------------------
C. Investment Choices

The minimum initial investment is $250 for shares in any of the Monetta Funds, with no subsequent investment minimum. However, the initial investment is lowered to $50 if also enrolled in the Automatic Investment Plan with a minimum of $25 per month.
                                                      Distribution Options

                                                   Dividends & Capital Gains

                                    Contributions  Reinvested  Cash
[_]MONETTA FUND                     $____________  [_]         [_]
[_]MONETTA SELECT TECHNOLOGY FUND   $____________  [_]         [_]
[_]MONETTA MID-CAP EQUITY FUND      $____________  [_]         [_]
[_]MONETTA BLUE CHIP FUND           $____________  [_]         [_]
[_]MONETTA BALANCED FUND            $____________  [_]         [_]
[_]MONETTA INTERMEDIATE BOND FUND   $____________  [_]         [_]
[_]MONETTA GOV'T MONEY MARKET FUND  $____________  [_]         [_]
              Total Amount Enclosed $____________ Will be reinvested if
                                                  no option checked.



               AUTOMATIC INVESTMENT PLAN

  Amount          Frequency           Start        Day of
(minimum $25) Month       Quarter     Month        Month
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________
$__________   [_]         [_]         ________     ________

Please see section G for bank information

D. Telephone Options

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

[_]Check if savings account

TELEPHONE REDEMPTION. The proceeds will be mailed to the address in Section B. The telephone redemption privilege automatically applies unless you check the box below.

                [_]I DO NOT authorize telephone redemption

If you have not declined telephone redemption and you elect to have the amount deposited (via wire payment) to your bank account, complete bank account
information below.   A $15.00 fee will be charged to your account for each wire transfer.


TELEPHONE EXCHANGE. Permits the exchange of shares between identical registered accounts. The telephone exchange privilege automatically applies unless you check the box below.

                 [_]I DO NOT authorize telephone exchange

[_]Telephone Redemption (ACH). The proceeds will be electronically sent to your bank account. Complete bank account information below.

[_]Telephone Purchase  (ACH).   Permits the purchase of additional shares using
your bank account to clear the transaction. Minimum of $25.00. Complete bank account information below.


Name(s) on Bank Account_____________________________________________________
Bank Name______________________________ Bank Account Number_________________
Bank Address________________________________________________________________

____________________________________________________________________________

E. Checkwriting

(Monetta Government Money Market Fund Only. Not available for IRA or other retirement accounts).
                  _____________________
   Account Number|_____________________|
                 |_____________________|
                  (for Bank Use Only)

[_]Check this box if you would like to establish check redemption privileges for the Monetta Government Money Market Fund and have 10 checks and 2 deposit forms printed. Each additional book of checks and deposit forms will be $5.00. This amount will be deducted from your account. Check redemption privileges are subject to the conditions on the reverse side.

______________________________________________________________________________
Name on Monetta Government Money Market Fund Account (must be the same as Account Registration-please print)

________________________       ____________________________________
Authorized Signature(s)       (For joint accounts, all owners must sign)

For a corporate, trust, other entity, or joint account, how many authorized signatures are required?__________________


_____________________________________________________________________________

F. Backup Withholding

[] Check this box only if the IRS has notified you that you are subject to backup withholding.
_____________________________________________________________________________

G. Bank Information for Automatic Investment Plan (AIP)

Your signed Application must be received at least 15 business days prior to initial transaction.

An unsigned voided check from your checking account or a savings account deposit slip is required with your application.

[_]Check if savings account



Name(s) on Bank Account____________________________________________________
Bank Name____________________________Bank Account Number__________________
Bank Address ______________________________________________________________
_________________________________________  ________________________________
Signature of Bank Account Owner            Signature of Joint Owner

* Termination must be in writing or by calling U.S. Bancorp Fund Services, LLC. Allow 5 business days to become effective. Your participation in the Plan will terminate automatically if you redeem all your Monetta fund shares.
* IRA contributions apply as a current year purchase (purchases may not be used for prior year contributions).
_____________________________________________________________________________

H. Signature & Certification

I affirm that I have received a current prospectus of the Funds and agree to be bound by its terms. I certify that I have full authority and legal capacity to purchase shares of the Fund(s) and to establish and use any related privileges and agree that such privileges and their terms and conditions shall be governed
by Illinois law.   If I have not provided a social security or other tax
identification number in Part A of the application, by signing the application,
I: (i) certify, under penalties of perjury, that I have not been issued a number but have applied (or soon will apply) for one; and (ii) understand that if I do not provide the Funds or their transfer agent with a certified number within 60 days, they will be required to withhold 31% from all dividend, capital gain, and redemption payments from my account(s) until I provide them with a certified number.

I understand that the Telephone Redemption and Exchange Privilege(s) will apply to my account unless I have specifically declined the privilege in Part D of this application. I understand that by signing this application, unless the Privilege(s) is declined, I agree that neither the Funds nor their transfer agent, their agents, officers, trustees or employees will be liable for any loss, liability, cost or expense for acting instructions given under the Privilege(s), placing the risk of any loss on me. See "How to Redeem Shares - By Exchange" in the Prospectus.

I agree that any of the Funds and their transfer agent may redeem shares and retain the proceeds from any of my account(s) with any Fund(s) up to a total of
(a) any IRS penalties attributed to my failure to provide any of the Funds or their transfer agent with correct and complete information requested by either, and (b) any tax not withheld from distributions to me which should have been withheld by them.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION IN THIS PARAGRAPH REQUIRED TO AVOID BACKUP WITHHOLDING.

(Note: you must check the box in Part F of this application if the IRS has notified you that you are subject to backup withholding due to your failure to report such income).

____________________________________  ______________________________________
Signature*                      Date  Signature of Co-Owner, if any     Date

* If shares are to be registered in the name of (1) two persons jointly, both persons must sign, (2) a custodian for a minor, the custodian must sign, (3) a trust, the trustee(s) must sign, or (4) a corporation or other entity, an officer must sign and print name and title on space below.

_____________________________________________________________________________
Print name and title of officer signing for a corporation or other entity.
_____________________________________________________________________________
I. Dealer Information
   (Required only if purchasing through a Broker/Dealer.)

Please be sure to complete representative's first name and middle initial.

____________________________________  _________________________________________
Dealer Name                           Representative's Last Name  First Name MI


DEALER HEAD OFFICE                    REPRESENTATIVE'S BRANCH OFFICE

____________________________________  _________________________________________
Address                               Address
____________________________________  _________________________________________
City, State Zip                       City, State, Zip
____________________________________  _________________________________________
Telephone Number                      Telephone Number

B.N.   0___ ___ ___ ___               _________________________________________
For Internal Use Only                 Rep's A.E. Number
_____________________________________________________________________________


J. Condition of Redemption Option

Checks may not be for less than $500 or such other minimum amounts as may from time to time be established by the Monetta Government Money Market Fund upon prior written notice to its shareholders. Maximum amount for withdrawal is $50,000. Shares purchased by check (including certified or cashier's check), will not be redeemed by checkwriting or any other method of redemption until the transfer agent is reasonably satisfied that the check has been collected, which could take up to 7 days from the purchase date.

By signing this card, I appoint the U.S. Bank, N.A., my agent to present checks drawn on this account to the transfer agent, U.S. Bancorp Fund Services, LLC, as requests to redeem shares and I authorize the Monetta Government Money Market Fund and U.S. Bank, N.A. to honor such requests and redeem shares in an amount equal to the amount of the check. I agree to be subject to the rules pertaining to the check redemption privileges as amended from time to time.
The Monetta Government Money Market Fund or U.S. Bank, N.A. may reserve the right to modify or terminate this account and authorization at any time.

                                         STATEMENT OF ADDITIONAL INFORMATION
                                                                 May 1, 2002



MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

    .  MONETTA SELECT TECHNOLOGY FUND
          (Formerly Small-Cap Equity Fund)

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA BLUE CHIP FUND
          (Formerly Large-Cap Equity Fund)

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND







This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from the Funds at the above phone number or address.

This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

                               TABLE OF CONTENTS


                                                                        PAGE

 . THE FUNDS' HISTORY ....................................................3

 . INFORMATION ABOUT THE FUNDS ...........................................3

      Investment Guidelines ..............................................3
      Investment Strategies and Risks ....................................4
      Investment Restrictions ...........................................12

 . DIRECTORS, TRUSTEES AND OFFICERS......................................14

 . SIGNIFICANT SHAREHOLDERS .............................................20

 . SERVICE PROVIDERS ....................................................21

      Investment Adviser, Sub-Adviser and Administrator .................21
      Distributor .......................................................25
      Transfer Agent and Custodian ......................................25
      Legal Counsel .....................................................25
      Independent Auditors ..............................................25

 . RULE 12b-1 PLAN ......................................................26

 . CODE OF ETHICS .......................................................27

 . BROKERAGE ALLOCATION .................................................27

 . CAPITAL STOCK  .......................................................30

 . SHAREHOLDER SERVICES .................................................32

 . TAXATION OF THE FUNDS ................................................34

 . PERFORMANCE INFORMATION ..............................................34

 . FINANCIAL STATEMENTS .................................................38

 . APPENDIX I - FIXED INCOME SECURITIES RATINGS .........................38





<PAGE 2>




THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                       INCEPTION DATE

  Monetta Select Technology Fund                       02/01/97
     (formerly Small-Cap Fund through 12/02/01)

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Blue Chip Fund                               09/01/95
     (formerly Large-Cap Fund through 12/02/01)

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93


INFORMATION ABOUT THE FUNDS


INVESTMENT GUIDELINES
The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that fund. This means that the approval of the lesser of (i) 67% of the fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the fund's outstanding shares is required.

Since each of the Funds are registered under the Investment Company Act of 1940 as diversified, open-ended investment companies, each fund agrees that it will not own more than 5% of its total assets in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

The Intermediate Bond Fund also may invest in debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that the Adviser considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below

<PAGE 3>

investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.

Within the restrictions outlined here, and in the Prospectus, the Adviser has full discretion on the investment decision of the Funds.


INVESTMENT STRATEGIES AND RISKS

The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.



CASH MANAGEMENT
For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.


DEBT SECURITIES
In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value but not the income received by a fund from its portfolio securities.* In addition, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

_______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.



<PAGE 4>



Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."



CONVERTIBLE SECURITIES
Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is
generally referred to as its investment value.   The investment value of the
convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.



GOVERNMENT SECURITIES
U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the

<PAGE 5>

assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium;

<PAGE 6>

the opposite is true for pass-throughs purchased  at  a  discount.
During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.


HIGH-YIELD, HIGH-RISK DEBT SECURITIES
The convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix I for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Bond Ratings."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their

<PAGE 7>

principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.




LENDING OF PORTFOLIO SECURITIES
Subject to certain restrictions (see section "Information About the Funds"), the Balanced Fund and the Intermediate Bond Fund may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

<PAGE 8>

REPURCHASE AGREEMENTS
A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.


OPTIONS ON SECURITIES AND INDICES
The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option (an index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators).

A fund will write call options and put options only if they are "covered".
This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in

<PAGE 9>

relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
A fund may use interest rate futures contracts, index futures contracts and
options on such futures contracts.   An interest rate, index or option on a
futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U. S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

A fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.

<PAGE 10>

In the case of a put option, the opposite is true. A fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a fund's securities or the price of the securities that a fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

A fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. A fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new


<PAGE 11>

instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


INVESTMENT RESTRICTIONS

THE MONETTA FUND AND EACH OF THE SERIES OF FUNDS IN THE TRUST operate under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a fund's total assets, except that this restriction does not apply to U.S. Government Securities;

      FOR THE GOVERNMENT MONEY MARKET FUND, THE FUND MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS (VALUED AT THE TIME OF INVESTMENT) IN SECURITIES OF A SINGLE ISSUER, EXCEPT THAT THIS RESTRICTION DOES NOT APPLY TO (I) U.S. GOVERNMENT SECURITIES OR (II) REPURCHASE AGREEMENTS;

2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;

3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. Government Securities or, for the Government Money Market Fund, to repurchase agreements;

4) The Funds may not make loans, but this restriction shall not prevent the Funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

      FOR THE GOVERNMENT MONEY MARKET FUND, THE ABOVE RESTRICTION SHALL NOT PREVENT THE FUND FROM PURCHASING U.S. GOVERNMENT SECURITIES OR ENTERING INTO REPURCHASE AGREEMENTS;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the fund will not purchase additional securities when its borrowings exceed 5% of total assets;

      FOR THE BALANCED FUND AND THE INTERMEDIATE BOND FUND ONLY, THE FUNDS MAY NOT BORROW MONEY IN CONNECTION WITH TRANSACTIONS FOR OPTIONS, FUTURES AND OPTIONS ON FUTURES;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

<PAGE 12>

7) The Funds may not purchase and sell real estate or interests in real estate, although the Funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

8) The Funds may not purchase and sell commodities or commodity contracts, except futures and options on futures;

      FOR THE BALANCED FUND AND THE INTERMEDIATE BOND FUND, THESE FUNDS MAY NOT ENTER INTO ANY FUTURES AND OPTIONS ON FUTURES;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

      FOR THE BALANCED FUND AND THE INTERMEDIATE BOND FUND, THESE FUNDS MAY NOT MAKE MARGIN PURCHASE OF SECURITIES FOR CONTRACTS ON OPTION, FUTURES AND OPTIONS ON FUTURES;

10) The Funds may not sell securities short or maintain a short position, except securities that the fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions are "fundamental." In addition, the Funds are subject to a number of restrictions that may be changed by the Board of Directors of the Fund and Board of Trustees of the Trust, respectively, without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


_________________
*Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.


<PAGE 13>



Name Policy

Under normal market conditions, measured at time of investment:

The Select Technology Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector;



The Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with market capitalization between $1 billion and $10 billion;

The Blue Chip Fund invests at least 80% if its net assets, plus any borrowings for investment purposes, in companies with market capitalization of $10 billion and higher; and

The Intermediate Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. In addition, the fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

The Government Money Market Fund invests only in securities issued or guaranteed by the U.S. Government or its agencies maturing in less than thirteen months.

In the event that market fluctuations or shareholder actions cause a fund's investments to fall below Name Policy limits, the fund would act to remedy the situation as promptly as possible, normally within three business days. The fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the fund to losses or unreasonable risks of loss.

The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.



DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust. The Board of Directors and Board of Trustees supervise the business and management of the Fund and the Trust, respectively. The Boards approve all significant agreements between the Fund and the Trust and those companies that furnish services to the Fund and the Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Adviser and the Monetta Trust.

The business address for each Director, Trustee and Officer listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187.



<PAGE 14>

Name,       Position(s) Term of  Principal             Number      Other
Address     Held with   Office   Occupation(s)         of          Directorships
and Age     Fund        and      During                Portfolios  Held by
                        Length   5 Years               in Fund     Director
                        of                             Complex
                        Time                           Overseen
                        Served                         by
                                                       Director


INDEPENDENT DIRECTORS/TRUSTEES:
John L. Guy Director    1998     Executive Director,   7           Director,
(49)        Trustee     1993     Wachovia Corp.                    Boys &
                                 (formerly First                   Girls Club
                                 Union Nat'l Bank),                of Chicago
                                 Small Business
                                 Solutions, since
                                 Nov. 1999;
                                 President, Heller
                                 Small Business
                                 Lending Corp.
                                 (formerly Heller
                                 First Capital
                                 Corp.), May 1995
                                 to Nov. 1999.

Marlene     Director    2001     Director of Finance   7           None
Zielonka    Trustee     2001     for Women's Apparel,
Hodges                           Sears, Roebuck
(53)                             & Co., 1970 to Nov.
                                 2001 (retired).

Mark F.     Director    1988     President, DuPage     7           Director,
Ogan        Trustee     1993     Management, Ltd.,                 JMI-USA,
(59)                             since                             Inc.;
                                 April 1995                        Director,
                                                                   Montini
                                                                   Catholic
                                                                   High School.

William M.  Director    2001     Director, Monetta     7           None
Valiant     Trustee     1993     Financial
(76)                             Services, Inc.
                                 ("Adviser"), February
                                 1991 to 1997;
                                 Vice President and
                                 Treasurer, Borg-Warner
                                 Corporation,
                                 retired July 1990.




<PAGE 15>





Name,       Position(s) Term of  Principal             Number of   Other
Address     Held        Office   Occupation(s)         Portfolios  Directorships
and Age     with Fund   and      During Past           in Fund     Held by
                        Length   5 Years               Complex     Director
                        of Time                        Overseen
                        Served                         by
                                                       Director

INSIDE ("INTERESTED") DIRECTORS/TRUSTEES*:
Robert S.   Director    1985     Chairman, Chief       7           Wheaton
Bacarella*  and                  Executive Officer                 Police
(52)        President,           and President of                  Pension Board
            Fund                 Adviser since                     1994 to 2001.
            Director    1993     April 1997;
            and                  Chairman and
            President,           Chief Executive
            Trust                Officer of
                                 Adviser, 1996 to
                                 1997; President of
                                 Adviser, 1984 to
                                 1996; Director of
                                 Adviser since 1984.

John W.     Director    1985     Division Placement    7           None
Bakos*      Trustee     1996     Manager Sears,
(54)                             Roebuck & Co. since
                                 1969.

Maria       Director    2001     Chief Financial       7           None
Cesario     Trustee     2001     Officer of Adviser
DeNicolo*   Chief       1998     since May 1997;
(53)        Financial            Secretary and
            Officer              Treasurer of Adviser
            Treasurer,  1993     since 1996; Director
            Fund                 of Adviser since
            Treasurer,  1994     1995.
            Trust
            Secretary,  1998
            Fund
            Secretary,  1993
            Trust




OTHER OFFICERS:
Christina   Assistant           Assistant Secretary    -           None
M. Curtis   Secretary   1996    of Adviser since 1996
(39)



Timothy     Vice                Portfolio Manager      -           None
Detloff     President   1999    for the Fund and the
(42)        Assistant           Trust since January
            Treasurer   2000    1998. Vice President
                                of Adviser since 1999




None of the Directors or Trustees received or accrued any compensation such as pension or retirement benefits.


<PAGE 16>

The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 2001:

                                                    Pension or    Total
                         Aggregate     Aggregate    Benefits      Compensation
Name of Person,          Compensation  Compensation Accrue as     from Fund
Position                 from Fund     from Trust*  part of fund  Complex Paid
                                                    Expenses      to Directors
Robert S.
Bacarella, Pres.,
Dir./Trustee(1)              $0            $0           $0           $0

John W. Bakos,
Director(1)               1,000         1,000            0        2,000

Maria Cesario
De Nicolo,
Treasurer, Sec.
CFO
Dir./Trustee(1)              0              0            0            0

John L. Guy,
Director/Trustee         2,750          2,750            0        5,500

Paul W. Henry,
Director** (1)             250              0            0          250

Mark F. Ogan,
Director/Trustee         2,750           2,750           0        5,500

William Valiant,
Director/Trustee             0           1,500           0        1,500


*The aggregate compensation paid by the Trust to each Trustee is allocated as a percent of Net Assets among each series of the Trust.

** Paul W. Henry served as Director of Monetta Fund from October 11, 1985 though December 2, 2001.

(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December 2001 and was paid by the Adviser.

(2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors.


STANDING COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

Audit Committee
The Fund and Trust have an Audit Committee, which is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund and the Trust. The Audit Committee also


<PAGE 17>

holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2001.



Nominating Committee
The Nominating Committee was created in 2000 and is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Nominating Committee. The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee met four times during calendar year 2001, once in person and three times via telephone conference. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors and Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Directors and Trustees. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Monetta Fund and Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.

Executive Committee
The Executive Committee, which includes Robert Bacarella, John Bakos and William Valiant, meets between meetings of the Boards and is authorized to exercise all of the Boards' powers. In particular, the Executive Committee meets to review and make recommendations concerning pricing of the Fund's or Trust's portfolio securities when a particular security cannot be properly valued. The Executive Committee met sixteen times during calendar year 2001, all via telephone conference.



Compensation Committee
Neither the Fund nor the Trust has a Compensation Committee.


Directors' and Trustees' Fund Holdings
As of December 31, 2001, the Directors and Trustees had invested the following amounts in the Fund, the Trust and in all funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,000-100,000 and over $100,000:




Name         Monetta Fund       Monetta Trust              Total Invested
                                                           in All Funds*
Robert S.
Bacarella    over $100,000      Select Technology            over $100,000
                                  Fund over $100,000
                                Mid-Cap
                                  Fund over $100,000
                                Blue Chip
                                  Fund $10,001-50,000
                                Balanced
                                  Fund $50,000-100,000
                                Bond Fund over $100,000
                                Gov't Money Market
                                  Fund $10,001-50,000





<PAGE 18>










Name         Monetta Fund      Monetta Trust               Total Invested
                                                           in All Funds*
John W.      $10,001-50,000    Select Technology           $50,001-100,000
Bakos                            Fund $1-10,000
                               Mid-Cap Fund None
                               Blue Chip
                                 Fund $10,001-50,000
                               Balanced Fund None
                               Bond Fund None
                               Gov't Money Market
                                 Fund $1-10,000

Maria        $50,001-100,000   Select Technology            over $100,000
Cesario                          Fund $10,001-50,000
DeNicolo                       Mid-Cap
                                 Fund $10,001-50,000
                               Blue Chip
                                 Fund $1-10,000
                               Balanced
                                 Fund $10,001-50,000
                               Bond Fund None
                               Gov't Money
                                 Market Fund $1-10,000

John L. Guy  $1-10,000         Select Technology             $1-10,000
                                 Fund None
                               Mid-Cap
                                 Fund $1-10,000
                               Blue Chip Fund None
                               Balanced Fund None
                               Bond Fund None
                               Gov't Money Market
                                 Fund None

Marlene       None             Select Technology              None
Zielonka                         Fund None
Hodges                         Mid-Cap Fund None
                               Blue Chip Fund None
                               Balanced Fund None
                               Bond Fund None
                               Gov't Money Market
                                 Fund None

Mark F.      $1-10,000         Select Technology              $1-10,000
Ogan                             Fund None
                               Mid-Cap
                                 Fund $1-10,000
                               Blue Chip Fund None
                               Balanced Fund None
                               Bond Fund None
                               Gov't Money Market
                                 Fund None

William M.     None            Select Technology               over $100,000
Valiant                          Fund None
                               Mid-Cap
                                 Fund over $100,000
                               Blue Chip Fund None
                               Balanced
                                 Fund over $100,000
                               Bond Fund over $100,000
                               Gov't Money Market
                                 Fund $10,001-50,000



*Total invested in all funds is the aggregate dollar range of investments in all seven funds overseen by each individual Director and Trustee and managed by the Adviser.


<PAGE 19>



No director who is not an interested person of the Funds, nor immediate family members, owns beneficially or of record securities of the Trust's or Fund's investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the above listed companies.



Directors' and Trustees' Affiliations and Transactions
None of the independent Directors and Trustees (or their immediate family members) own any securities issued by the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. Robert Bacarella, Maria De Nicolo and John Bakos all own shares of the Adviser and are considered inside Directors and Trustees.

None of the independent Directors and Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party:
Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Director or Trustee (or their immediate family members) served as an officer.



SIGNIFICANT SHAREHOLDERS

At March 31, 2002, the Adviser and the Directors and Officers of the Monetta Fund, as a group, owned 79,410 shares, which represent 1.02% of the issued and outstanding shares of common stock of the Monetta Fund. In addition, the Funds

<PAGE 20>



are unaware of any shareholders, beneficial or of record, who owned more than 5% of a fund's outstanding shares as of that date.

Shares of the Trust owned by the Adviser, Trustees and Officers, as of March 31, 2002, were as follows:


                                                             ADVISER
                                ADVISER                 TRUSTEES & OFFICERS
                                 SHARES    % OF FUND     SHARES   % OF FUND
Select Technology Fund           23,941      7.91%        51,287    16.94%
Mid-Cap Fund                      4,485      0.37%        63,861     5.30%
Blue Chip Fund                    8,934      1.99%        20,710     4.61%
Balanced Fund                    47,219      7.62%       136,292    21.98%
Intermediate Bond Fund            2,008      0.07%        73,558     2.39%
Government Money Market Fund      1,312      0.03%       118,812     2.85%


The share ownership for the Trustees and Officers as a group includes the following shares owned by the Adviser over which Mr. Bacarella exercises voting control: 5,678 shares of the Monetta Fund; 23,941 shares of the Select Technology Fund; 4,485 shares of the Mid-Cap Fund, 8,934 shares of the Blue Chip Fund; 47,219 shares of the Balanced Fund; 2,008 shares of the Intermediate Bond Fund; and 1,312 shares of the Government Money Market Fund. The share ownership for the Trustees and Officers as a group does include the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control: 18,616 shares of the Monetta Fund; 4,865 shares of the Select Technology Fund; 23,345 shares of the Mid-Cap Fund; 3,777 shares of the Blue Chip Fund; 7,987 shares of the Balanced Fund; 110 shares of the Intermediate Bond Fund; and 54,098 shares of the Government Money Market Fund.



Ownership of a significant percentage of the outstanding shares of the Small-Cap Fund and the Balanced Fund reduces the number of other shares that must be voted in accordance with the Adviser's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Funds.


SERVICE PROVIDERS

The Funds utilize the services of various providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.


INVESTMENT ADVISER, SUB-ADVISER AND ADMINISTRATOR
The investment adviser and administrator for the Monetta Fund and Monetta Trust is Monetta Financial Services, Inc., ("MFSI"). Under separate Investment Advisory Agreements, dated December 3, 2001, the Adviser provides various services to the Monetta
Fund and Monetta Trust. A description of the responsibilities of the Adviser appears in the "Management" section of the Prospectus.

Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Adviser. John W. Bakos owns 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Adviser.

<PAGE 21>

For the services provided to the Funds, the Adviser is paid a monthly fee based on a percentage of the average net assets of each fund. Investment management fees paid by each fund, for the fiscal years ended December 31, 2001, 2000 and 1999, are as follows:

                                    Investment Management Fees

FUND                                2001         2000          1999
Monetta Fund                      $ 837,848   $1,345,766    $1,042,862
Monetta Trust-
   Select Technology Fund            25,314       38,538        26,028
   Mid-Cap Fund                      78,976      156,411       121,868
   Blue Chip Fund                    31,329       67,464        46,642
   Balanced Fund                     29,640       40,053        37,454
   Intermediate Bond Fund           108,670       78,375        44,893
   Government Money Market Fund      11,253        9,692        10,257


Investment management fees waived for the Intermediate Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 2001, 2000, and 1999, are as follows:

                                         Waived Fees

FUND                             2001        2000            1999


Intermediate Bond Fund           $14,159     $27,621         $25,653
Government Money Market Fund      11,253       9,692          10,257

In addition, custodian and transfer agent charges of $6,509, $150 and $175, for the fiscal years ended December 31, 2001, 2000 and 1999, respectively, were absorbed by the Adviser for the Government Money Market Fund.

SUB-ADVISER
The investment sub-adviser for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund is Ambassador Capital Management LLC. Under separate Investment Sub-Advisory Agreement, dated December 3, 2001, with the Adviser, the Sub-Adviser provides investment services for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid by the Adviser out of its advisory fee. The Sub-Adviser will be paid at the following annual rate:

Fund                               Asset Level                Fee

Monetta Intermediate Bond Fund    In excess of $30 million  0.10%
Monetta Gov't Money Market Fund   In excess of $30 million   (A)
Monetta Balanced Fund             In excess of $30 million  0.10%(B)

(A) Currently the Adviser voluntarily has elected to waive the advisory fee. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess on $30 million.

(B) Applies only to the fixed-income portion of the portfolio, which at December 31, 2001 represented approximately 40% of the portfolio.

<PAGE 22>

A description of the Sub-Adviser appears in the "Management" section of the Prospectus.

Approval of the Advisory Agreements
On November 9, 2000, the Board of Trustees and the Board of Directors, including all of the Independent Trustees and Independent Directors, approved of the existing Advisory Agreements without any material changes. On February 15 and April 9, 2001, the Board of Trustees and Board of Directors considered the issue of revising the existing Advisory
Agreements and the need for shareholder approval through the filing of a proxy statement.

On August 17, 2001, the Board of Trustees and Board of Directors, including all of the Independent Trustees and Independent Directors, reviewed the proposed changes to the Advisory Agreements and the soft dollar and expense ratio impact of a revision to the Advisory Agreements. After thoroughly discussing the proposed changes and the impact the changes would have on the Funds, the Boards approved new Advisory Agreements and called for a special meeting of shareholders to approve the new Advisory Agreements. In their August 17, 2001 meeting, the Boards reviewed materials specifically relating to the existing Advisory Agreements. These materials included:

   (i) information on the investment performance of the Monetta Fund and each series of the Monetta Trust compared against a peer group of funds,
   (ii)  sales and redemption data for the Monetta Fund and Monetta Trust,
   (iii) information concerning the expenses the Monetta Fund and of each series of the Monetta Trust compared against a peer group of funds, and
   (iv)  the Adviser's operations and financial condition.

The Directors and Trustees, including the Independent Directors and Independent Trustees, regularly review, among other issues:

   (i) arrangements in respect of the distribution of the Monetta Fund and Monetta Trust's shares,
   (ii) the allocation of the Fund and the Trust's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund and Trust expenses and to pay for research and other similar services,
   (iii) the Adviser's management of the relationships with the Monetta Fund and Monetta Trust's third party providers, including custodian and transfer agents,
   (iv) the resources devoted to and the record of compliance with the Monetta Fund and Monetta Trust's investment policies and restrictions and with policies on personal securities transactions, and
   (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In their August 17, 2001 meeting, the Boards considered the new Advisory Agreements, including:

   (i) Monetta Financial Services, Inc. did not anticipate any material changes in its operations as a result of the proposed change to the Advisory Agreements;
   (ii) the Fund and each series of the Trust would continue to be managed by the same portfolio managers;
   (iii) the Adviser would remain the same;
   (iv)  the proposed changes would allow the Fund and Trust to use soft

<PAGE 23>

         dollars, when available, to pay for Fund and Trust related expenses, including legal, audit and state registration fees, something the Fund and the Trust could not do at that time;
   (v) the soft dollar balance for the Monetta family of funds (including the Monetta Fund) was expected to be approximately $200,000 by the end of 2001 and this money could not be used for Fund and Trust expenses unless the expenses that may be paid for with soft dollars were obligations of the Fund and the Trust;
   (vi) the possibility that the Fund and Trust's total return may increase as the Adviser's fee is reduced and soft dollars are available to pay for fund expenses; and
   (vii) the advisory agreement would be materially unchanged, except for the reallocation of expenses and increase in fees paid by the Fund and the Trust. The Trustees discussed whether any additional information was needed and concluded that it was not.

In considering both the existing and new Advisory Agreements in the August 2001 meeting, the Board of Directors, Board of Trustees and the Independent Directors and Independent Trustees did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Directors, Trustees and Independent Directors and Independent Trustees concluded that the new Advisory Agreements were fair and reasonable and that they should be approved.

Because the shareholders did not vote on the new advisory agreements until December 3, 2001, in November 2001 the Directors and Trustees, including all of the Independent Directors and Trustees, approved of the existing advisory agreements between the Adviser and both the Fund and the Trust without any material changes. These existing advisory agreements governed the relationship between the Adviser and the Fund and the Trust from November 2001 until December 3, 2001 when the shareholders approved the new advisory agreements considered at the August 2001 Board meeting.

During the November 2001 Board meeting, the Directors and Trustees conducted an in-depth review of the comparative fund data provided to them by the Adviser, as well as profitability of the Adviser with respect to the Funds. The Directors and Trustees paid substantial attention to the comparative performance and expense information for the relevant peer group that each fund was classified in, and the Directors and Trustees discussed the value of such information.



The Directors and Trustees considered the reasonableness of the fees under both advisory agreements. They also reviewed the nature and quality of the investment advisory and administrative services provided under the agreements in relation to the fees. The Directors and Trustees reviewed the Adviser's costs and profits in providing the services with the assistance of a pro forma profitability statement prepared by the Adviser. The Boards asked many questions of the Adviser about its profitability.
It was noted that profitability was not excessive. Considering some of the funds low asset levels, the Board reviewed and discussed the various break-even analysis prepared by the Adviser for the respective funds. The Directors and Trustees also discussed the extent to which the Adviser realized economies of scale as the Funds grew larger and shared those benefits with the shareholders.



<PAGE 24>


DISTRIBUTOR
Effective May 1, 2002, the shares of each fund are offered for sale on a continuous basis through Quasar Distributors, LLC, ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Prior to May 1, 2002, the Funds were distributed through Funds Distributor, Inc. The agreements with Quasar are initially for a period of two years and will then continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each fund and (ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Funds. The fees and expenses of the Distributor are paid (i) by each fund series of the Monetta Trust to the extent available within the limits of the Distribution and Service Plan (12b-1 plan) and (ii) to the extent fund assets are not available under the Plan, by the Adviser. For the Monetta Fund, the Adviser pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of each fund to investors at net asset value, without sales commissions or other sales load. The
Distributor offers the Funds' shares only on a best-efforts basis.

Quasar Distributors, LLC principal business location is 615 East Michigan Street, Milwaukee, WI 53202.


TRANSFER AGENT AND CUSTODIAN
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and U.S. Bank, N.A., 425 Walnut Street, 6th floor, Cincinnati, Ohio, 45201 is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds.
The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.


LEGAL COUNSEL
The legal counsel for the Monetta Fund and the Monetta Trust is D'Ancona & Pflaum LLC, 111 E. Wacker Drive, Suite 2800, Chicago, Illinois 60601-4205.


INDEPENDENT AUDITORS
The independent auditors for the Funds are KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601. The independent auditors report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns and perform other professional accounting, auditing, and tax services when engaged to do so by the Funds.

<PAGE 25>


MONETTA TRUST RULE 12B-1 PLAN

Effective February 1, 1997, the Monetta Trust adopted a Service and Distribution Plan ("12b-1 Plan") pursuant to Rule 12b-1 under the
Investment Company Act of 1940. The maximum aggregate amount a fund may pay for service fees and other distribution related expenses, as a percentage of the fund's average net assets, is as follows:

            FUND                          % OF COMPENSATION

      Select Technology Fund                   .0025%
      Mid-Cap Fund                             .0025%
      Blue Chip Fund                           .0025%
      Balanced Fund                            .0025%
      Intermediate Bond Fund                   .0025%
      Government Money Market Fund             .0010%

Any excess fees and or expenses incurred, for such service and distribution activities, may be paid directly by the Adviser. For the Government Money Market Fund, since inception, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees. This waiver may be discontinued, however if the Board of Trustees so elects.

The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust, during the fiscal year ended December 31, 2001, are as follows:

                                  Select

                            Technology   Mid-Cap   Blue Chip  Balanced   Bond
                              Fund        Fund       Fund       Fund      Fund
Advertising                       $0        $0         $0         $0        $0
Printing and mailing of
   Prospectus to other
   than current shareholder        0         0          0          0         0
Compensation to personnel          0         0          0          0         0
Compensation to Broker-
   Dealers                     1,534     1,714      1,238      3,306     69,929
Compensation to Sales              0         0          0          0         0
   Personnel                       0         0          0          0         0
Other -State registration
   filing fees                 6,904     20,068     9,260      15,219    7,699
Other -Distributor charges         0      4,546         0           0        0

The 12b-1 Plan will continue in effect only so long as it is approved, at least annually, and any material amendment or agreement related thereto is approved by the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan ("Qualified Trustees") acting in person at a meeting called for that purpose,


<PAGE 26>

unless terminated by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of a fund.

It is the opinion of the Board of Trustees that the 12b-1 Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the Funds to reach an economically
viable size.   Redemptions of mutual fund shares are inevitable.  If
redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines.
Eventually, redemptions could cause a fund to become unprofitable. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. Additional benefits may accrue from net sales of shares relative to portfolio management and increased shareholder servicing capability. Increased assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff, which can respond more effectively and promptly to shareholder's inquiries and needs.


CODE OF ETHICS

The Adviser, Sub-Adviser, the Fund and the Trust have Codes of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.


BROKERAGE ALLOCATION

The Adviser has discretion to select brokers, dealers and market to execute portfolio transactions. The main objective is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

All securities transactions, of the Intermediate Bond Fund and the Government Money Market Fund, in 2001, 2000 and 1999, respectively, were executed on a principal basis. That is to say, a mark-up or mark-down was taken by the broker rather than charge a separate commission.

The increase in commission dollars paid in year 2001 compared to prior years is primarily due to the higher turnover rate as a result of excessive market volatility, as well as the increased use of electronic trading systems as they relate to over-the-counter trades which historically have been principal trades.

<PAGE 27>

In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Adviser. The Adviser is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker.
In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for a fund and one or more other advisory clients. If a fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.



As provided for by Rule 6-07 under Regulation S-X, the Funds may enter
into "Directed Brokerage Payment Arrangements".   In directed brokerage
arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports. As of December 31, 2001, arrangements had been made with various brokers, although these arrangements do not necessitate the use of the respective broker. Various fund expenses paid for indirectly through

<PAGE 28>

directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2001 are as follows: Monetta Fund, $55,661; Select Technology Fund,
$12,878; Mid-Cap Fund, $14,416; Blue Chip Fund, $13,870;
Balanced Fund, $9,477; Intermediate Bond Fund, $11,475 and Government Money Market Fund, $9,365.



The Adviser and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by the Funds. The Adviser has adopted guidelines to avoid any conflict of interest between the interests of Monetta Trust, Monetta Fund, affiliates,
Officers, Directors and employees.   In any situation where the potential
for conflict exists, transactions for the Funds take precedence over any Adviser or affiliate transactions. Guidelines include a restriction on trading in any security which the Adviser knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund until these transactions have been completed or considered abandoned.

Until December 1999, the Board of Directors of Monetta Fund and the Board of Trustees of the Monetta Trust have each determined that portfolio brokerage transactions for their respective Funds may be executed through Monetta Investment Services, LLC (MIS), an affiliate of the Adviser, if, in the judgment of the Adviser, the use of MIS was likely to result in prices and execution at least as favorable to the fund as those available from other qualified brokers and if, in such transaction, MIS charged the fund commission rates consistent with those charged by MIS to comparable unaffiliated customers in similar transactions. MIS was dissolved in December 1999. For the years 1999 and 1998, the Board of Directors of Monetta Fund and Monetta Trust, including a majority of the Directors and Trustees who were not "interested" Directors and Trustees, had each adopted procedures which were reasonably designed to provide that any commissions, fees or other remuneration paid to MIS were consistent with the foregoing standard. The Funds did not affect principal transactions with MIS.

For the fiscal years ended December 31, 2001, 2000 and 1999, aggregate brokerage commissions of each fund were as follows:


FUND                                   2001          2000         1999

Monetta Fund                         $1,371,230     $1,212,055   $717,850
Monetta Trust-
     Select Technology Fund              48,294         68,595     30,190
     Mid-Cap Fund                       104,684         69,963     76,310
     Blue Chip Fund                      45,476         22,442      8,776
     Balanced Fund                       27,521         24,599     13,127


<PAGE 29>


Of the aggregate broker commissions paid by the Funds for the fiscal years ended December 31, 2001, 2000 and 1999, the following amounts were paid to
MIS:

                            2001                2000                1999
                        Commissions         Commissions         Commissions
                               % of                 % of                % of
                        Amount Total      Amount    Total     Amount    Total

Monetta Fund             $ 0     0.0%      $  0      0.0%     $660       0.1%
Monetta Trust-
  Select Technology Fund   0     0.0%         0      0.0%        0       0.0%
  Mid-Cap Fund             0     0.0%         0      0.0%    4,725       6.2%
  Blue Chip Fund           0     0.0%         0      0.0%        0       0.0%
  Balanced Fund            0     0.0%         0      0.0%      200       1.5%

For the fiscal years ended December 31, 2001, 2000 and 1999, aggregate dollar amounts of transactions involving the payment of commissions by each fund were as follows:

                              2001                2000               1999

Monetta Fund             $1,575,847,531     $1,482,826,231       $450,497,726
Monetta Trust-
 Select Technology Fund      86,352,489         78,335,517         17,801,878
 Mid-Cap Fund               108,321,067        124,049,955         60,706,536
 Blue Chip Fund              41,513,726         42,344,105         11,329,373
 Balanced Fund               36,152,516         46,536,546         15,155,227

Of the aggregate dollar amounts of transactions involving the payment of commissions by each fund for the fiscal years ended December 31, 2001, 2000 and 1999, the following amounts were effected through MIS:



                     2001 Aggregate      2000 Aggregate      1999 Aggregate
                       Transactions        Transactions        Transactions
                               % of               % of                  % of
                      Amount  Total       Amount Total       Amount    Total
Monetta Fund           $ 0      0.0%       $ 0     0.0%      $ 411,511    0.1%
Monetta Trust-
  Select Technology Fund 0      0.0%           0     0.0%            0    0.0%
  Mid-Cap Fund           0      0.0%           0     0.0%    3,295,990    5.4%
  Large-Cap Fund         0      0.0%           0     0.0%            0    0.0%
  Balanced Fund          0      0.0%           0     0.0%      179,450    1.2%


CAPITAL STOCK AND OTHER SECURITIES

MONETTA FUND
The Fund has one class of capital stock, $0.01 par value. Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund (fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.


<PAGE 30>

MONETTA TRUST
Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Each fund's shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees with respect to shares of that fund. All shares of a fund have equal rights in the event of liquidation of that fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any fund, which are binding only on the assets and property of that fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the
Trust of the Board of Trustees.   The Declaration of Trust provides for
indemnification out of a fund's assets of all losses and expenses of any fund shareholder held personally liable for the fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the Investment Company Act of 1940 or other applicable laws. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the Shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with or without cause upon the written declaration of a majority of the Trustees.


<PAGE 31>

SHAREHOLDER SERVICES

Buying and Selling Shares
Detailed information regarding the purchase, redemption and exchange of fund shares is contained in the Funds' Prospectus, which is available free of charge by calling our toll-free number (1-800-MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any fund during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment Company Act, pursuant to which it is obligated to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.


Valuation of Funds' Shares
Each fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Funds are valued as follows:

1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange or on the NASDAQ National Market is valued at its last sale price on that day or, if there are no sales that day, at the mean of the latest bid and ask quotations. All other over-the-counter securities for which reliable quotations are available are valued at the mean of the latest bid and ask quotations. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a fund for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.

2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating


<PAGE 32>

interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees. In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the fund's objective of maintaining relative stability of principal and not in excess of 90 days, (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors.

The Trust has established procedures reasonably designed to stabilize the fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Adviser's matrix or values obtained from an independent pricing service. Any such service may value the fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. Actions which the Board might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind. The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.

<PAGE 33>


TAXATION OF THE FUNDS

Each fund, since inception has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to the shareholders.


PERFORMANCE INFORMATION

Yield
The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends  and  interest  earned  during  the  period   (for  this
    purpose, the fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.

The Intermediate Bond Fund's yield for the 30 days ended December 31, 2001, was 3.77%.


Current or Effective Yield
The Government Money Market Fund may quote a "Current Yield" or "Effective Yield", or both, from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

<PAGE 34>


The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value

In addition to fluctuations reflecting changes in net income of the fund resulting from changes in income earned on its portfolio securities and in its expenses, the fund's yield also would be affected if the fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00 (see "Shareholder Information" in the Prospectus and "Valuation of Fund Shares" herein). Portfolio changes resulting from net purchases or net redemptions of fund shares may affect yield.
Accordingly, the fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The fund's yield is not assured, and its principal is not insured, however, the fund will attempt to maintain its net asset value per share at $1.00.

For the seven days ended December 31, 2001, the Government Money Market Fund's current seven-day yield was 1.41% and the effective yield was 1.42%.


Performance Data
From time to time, each fund may give information about its performance by quoting figures in advertisements and sales literature. These performance figures are based on historical results and are not intended to indicate future performance. "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      ERV = P(1+T)(n)

      P = the amount of an assumed initial investment of $1,000 in fund shares;

      T = average annual total return;

      n = number of years from initial investment to the end of the period

      ERV = ending redeemable value of $1,000 investment held until the end of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and
(ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

<PAGE 35>

"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)(n) = ATV(D)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions)

      n = number of years

      ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)(n) = ATV(DR)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions and redemption)

      n = number of years

      ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period


Advertising Information
In advertising and sales literature, a fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds. Comparison of a fund to an alternative investment should be made with consideration of differences in features and expected performance.

<PAGE 36>

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a fund include, but are not limited to, the following:

      Business Week                                Los Angeles Times
      Changing Times                               Money
      Chicago Tribune                              Mutual Fund Letter
      Chicago Sun-Times                            Morningstar
      Crain's Chicago Business                     Newsweek
      Consumer Reports                             The New York Times
      Consumer Digest                              Pensions and Investment
      Financial World                              Personal Investor
      Forbes                                       Stanger Reports
      Fortune                                      Time
      Investor's Daily                             USA Today
      Kiplinger's                                  U.S. News and World
Report
      L/G No-Load Fund Analyst                     The Wall Street Journal

When a newspaper, magazine, or other publication mentions a fund, such mention may include (i) listings of some or all of the fund's holdings,
(ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and (iii) descriptions of the fund's or a portfolio manager's economic and market outlook.

A fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line Composite Average the Russell Indices, the NASDAQ Composite Index, the Dow Jones Industrial Average or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc. or that of any another service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

<PAGE 37>


FINANCIAL STATEMENTS

The financial statements for the Fund and Trust, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 2001, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 2001 and 2000, are included in the Monetta Family of Mutual Funds Annual Report to shareholders for the fiscal year ended December 31, 2001. Also included in the Annual Report are the financial highlights for the Fund and the Trust, each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge by calling 1-800-MONETTA.


APPENDIX I - FIXED INCOME SECURITIES RATINGS

General Ratings Information
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.


Bond Ratings

Ratings by Moody's
Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

<PAGE 38>

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change.
Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

Ratings by Standard and Poor's
Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

<PAGE 39>

Commercial Paper Ratings

Ratings by Moody's
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;

(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;

(3) evaluation of the issuer's products in relation to competition and customer acceptance;

(4)  liquidity;

(5)  amount and quality of long-term debt;

(6)  trend of earnings over a period of ten years;

(7) financial strength of a parent company and the relationships which exist with the issuer;

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

Ratings by Standard & Poor's
The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:

1)   liquidity ratios are adequate to meet cash requirements,

2)   long-term senior debt is rated A or better,

3) the issuer has access to at least two additional channels of borrowing,

4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-2 or A-3.


<PAGE 40>






    Monetta Family of Mutual Funds
    No-Load










    Monetta Fund

    Monetta Trust

       Select Technology Fund
        (Formerly Small-Cap Fund)

       Mid-Cap Equity Fund

       Blue Chip Fund
        (Formerly Large-Cap Fund)

       Balanced Fund

       Intermediate Bond Fund

       Government Money Market Fund


[Insert Company Logo Here]


                              Annual Report
                              December 31, 2001




1-800-MONETTA
www.monetta.com

TABLE OF CONTENTS

Performance Highlights
      Monetta Fund                         4
      Monetta Select Technology Fund       5
      Monetta Mid-Cap Equity Fund          6
      Monetta Blue Chip Fund               7
      Monetta Balanced Fund                8
      Monetta Intermediate Bond Fund       9
      Monetta Government Money Market Fund 10

Schedule of Investments
      Monetta Fund                         11
      Monetta Select Technology Fund       13
      Monetta Mid-Cap Equity Fund          14
      Monetta Blue Chip Fund               15
      Monetta Balanced Fund                16
      Monetta Intermediate Bond Fund       18
      Monetta Government Money Market Fund 19

Financial Statements
      Statements of Assets & Liabilities   20
      Statements of Operations             21
      Statements of Changes in Net Assets  22
      Notes to Financial Statements        24

Independent Auditors' Report               32

Shareholders' Meeting, December 3, 2001, Results
      Monetta Fund                         33
      Monetta Trust                        34

Directors/Trustees                         35

Footnote: Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks,
including the increased risk of price fluctuations.   An investment in the
Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the year ended December 31, 2001, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., Bloomberg L.P. and Frank Russell Company.

For a prospectus containing more complete information please call Monetta at 1-800-MONETTA. Please read it carefully before you invest or send money.
Distributor: Funds Distributor, Inc. 02/02

<PAGE 2>

Dear Fellow Shareholders:                                   January 17, 2002


The horrific events that occurred on September 11th sent shock waves through our nation. Economic conditions already plagued by earnings shortfalls, frequent profit warnings, and rising unemployment worsened after the attack. During the fourth quarter the market staged an impressive rebound as the country began to respond and recover, hopefully setting the stage for accelerating economic growth in 2002.

It was a challenging year for most of the Monetta Funds due to our emphasis on growth stock investing, especially in the technology related sectors. Fund turnover was higher than average during the year as we shifted weightings between technology, healthcare and consumer discretionary sectors in an effort to preserve capital. Despite the positive equity performance during the fourth quarter, it was not enough to offset the negative performance realized in the earlier part of the year. Especially hard hit were the Mid-Cap and the Blue Chip (formerly Large-Cap) Funds as the large technology weightings hampered performance. We have been encouraged by the recent performance of many of our key holdings during the recent market advance as technology, consumer discretionary and capital good sectors begin to show signs of stabilization.

During December, the Monetta Small-Cap Fund and Monetta Large-Cap Fund changed their names to the Monetta Select Technology Fund and Monetta Blue Chip Fund, respectively. The Select Technology Fund will invest at least 80% of the value of its assets in technology related companies with no restriction on market capitalization. The Blue Chip Fund will focus its investments primarily in the largest companies in the growth stock sector.


Financial Market Outlook

The general market upturn that began after the September 11th attack suggest the beginning of an economic recovery. The extent to which these expectations change will impact short-term market valuations. We believe that equities will remain in a bottoming process over the next few months, with an upward bias. Longer-term appreciation will depend on the strength and duration of an economic recovery.

The fixed income markets should stabilize around current levels and provide a conservative alternative to common stock investing. With low inflationary pressures we expect fixed income returns to be positive for the year with most of the total return generated from the income component.

Assuming we are in a late bear market to early bull market phase, the best performing sectors are likely to be technology, consumer discretionary and capital goods industries. This could be favorable for growth stock investors.


Sincerely,

Robert S. Bacarella                       Timothy R. Detloff, CPA
President/Founder and Portfolio Manager   Vice President and Portfolio Manager

<PAGE 3>

Monetta Fund                                         Period ended 12/31/01

Investment Objective:        Market Capitalization:  Total Net Assets:
Capital Appreciation         $37.7 billion           $74.1 million

PERFORMANCE:             Average Annual Total Return

                        1 Year      5 Year      10 Year
Monetta Fund            - 21.05%    2.94%       4.10%
Russell 2000*           2.49%       7.52%       11.51%
Russell 2000 Growth*    - 9.23%     2.87%       7.19%

*Source Frank Russell Company
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


[Performance Graph Appears Here]

Data For Performance Graph 12/31/01
                                     Russell        Russell
    10 Year            Monetta       2000           2000
    Date               Fund          Index          Growth
    12/01              10,000        10,000         10,000
    3/92               10,064        10,750         10,274
    6/92                9,422        10,017          9,040
    9/92                9,702        10,304          9,215
    12/92              10,549        11,841         10,777
    3/93                9,849        12,347         10,584
    6/93                9,922        12,617         10,888
    9/93               10,694        13,720         11,904
    12/93              10,601        14,080         12,217
    3/94               10,321        13,706         11,720
    6/94                9,762        13,172         10,985
    9/94               10,449        14,087         12,009
    12/94               9,942        13,823         11,920
    3/95               10,901        14,461         12,574
    6/95               11,654        15,816         13,821
    9/95               13,106        17,378         15,393
    12/95              12,729        17,755         15,620
    3/96               12,925        18,661         16,517
    6/96               13,325        19,594         17,482
    9/96               13,301        19,661         17,333
    12/96              12,934        20,683         17,379
    3/97               11,995        19,614         15,556
    6/97               14,461        22,793         18,287
    9/97               17,352        26,185         21,381
    12/97              16,321        25,308         19,629
    3/98               18,117        27,854         21,962
    6/98               16,492        26,556         20,700
    9/98               12,616        21,205         16,072
    12/98              14,847        24,663         19,871
    3/99               13,179        23,326         19,537
    6/99               15,085        26,954         22,418
    9/99               15,263        25,250         21,315
    12/99              22,538        29,906         28,434
    3/00               26,795        32,024         31,073
    6/00               25,911        30,813         28,782
    9/00               24,333        31,154         27,638
    12/00              18,936        29,001         22,056
    3/01               15,393        27,113         18,703
    6/01               16,766        30,987         22,065
    9/01               12,997        24,545         15,869
    12/01              14,849        29,722         20,021




PORTFOLIO COMPOSITION

Internet              9.3%
Semiconductors        8.3%
Retail                6.9%
Software              5.8%
Telecommunications    4.8%
Computers             4.0%
Chemicals             3.4%
Food                  3.2%
Real Estate           3.1%
All Other Industries 29.9%
(A)                  21.3%

(A) Short-term investments net of other assets and liabilities.




TOP 5 EQUITY HOLDINGS:
                              % of Net Assets
Intel Corp.                   4.25%
Cabot Microelectronics Corp.  3.42%
Best Buy Co., Inc.            3.42%
Jones Lang LaSalle, Inc.      3.07%
Microsoft Corp.               2.86%
Total Top 5 Holdings          17.02%

COMMENTARY

The Monetta Fund posted a return of negative 21.05% during 2001, lagging the Russell 2000 Index return of 2.49% and the Russell 2000 Growth Index return of negative 9.23%. While not pleased with our 2001 performance, it was competitive. The average 2001 return for the Small-Cap and Mid-Cap Growth Funds was negative 10.79% and negative 21.17%, respectively, while, the NASDAQ composite fell 21.03% and the S&P 500 declined 11.88%.

The 2001 performance variance versus the Russell 2000 Index benchmarks can be attributed primarily to two factors. First, we under weighted the Financial Services Group, which has performed reasonably well in 2001. Secondly, the technology sector performed poorly and even though we reduced our exposure, it negatively impacted our performance. In particular our investment in Aremissoft, which was sold in the third quarter, negatively impacted performance in 2001.

The Monetta Fund is focused on identifying and investing in companies with superior growth opportunities. Due to the sudden and dramatic slowdown in the economy in 2001, very few companies demonstrated the type of growth we have come to expect. Therefore, we had more cash in the portfolio throughout the year than normal.

The Fund is well diversified across a number of industry sectors except for the Financial Services Group. We have historically under weighted this group due a lack of significant revenue and earnings growth normally associated with growth companies. As the Monetta Fund is a growth-oriented fund, we tend to favor the technology, health care and retail industries where higher growth companies are typically found.

While the market continues to be sluggish, many financial pundits expect the economy to recover sometime in 2002. If this comes to pass, it will likely benefit growth stocks, which have been mired in a two-year slump. In light of this expected recovery we have expanded the number of holdings in the portfolio to approximately 100, in an effort to have wider exposure to the expected recovery.

We are continuing to identify and invest in companies that are exhibiting strong growth trends. Our focus has not changed despite the negative market sentiment. We look forward to reporting our progress to you in future periods.

<PAGE 4>

Monetta Select Technology Fund (Formerly Small-Cap Fund) Period ended 12/31/01

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $38.1 billion           $3.1 million

PERFORMANCE:                           Average Annual Total Return
                                                        Since Inception
                                      1 Year    3 Year      2/1/97
Monetta Select Technology Fund-       - 22.34%  0.93%       8.16%
Merrill Lynch 100 Technology Index*   - 32.44%  0.22%       11.83%
S&P 500*                              - 11.88%  - 1.03%     9.54%

*Source Bloomberg L.P. and Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Select Technology Fund, the Merrill Lynch 100 Technology Index and the S&P 500 Index with dividends and capital gains reinvested. Since the Russell 2000 Stock and the Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected on the graph. Had they been reflected, the value of a $10,000 investment from inception to December 31, 2001, for the Russell 2000 Stock and Growth Indices, would have been $14,089 and $11,239, respectively. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001
                                               Merrill
                                               Lynch            S&P
     DATE                  SMALL               100 Tech         500
     02/01/97              10,000              10,000           10,000
     3/97                   9,490               8,579            9,631
     6/97                  11,820               9,972           11,311
     9/97                  15,089              12,158           12,158
     12/97                 14,716              10,770           12,507
     3/98                  15,956              12,454           14,250
     6/98                  15,317              13,049           14,723
     9/98                  12,237              11,609           13,263
     12/98                 14,278              17,218           16,102
     3/99                  13,223              19,164           16,904
     6/99                  15,930              23,253           18,096
     9/99                  16,057              24,625           16,967
     12/99                 23,260              40,114           19,490
     3/00                  26,191              48,980           19,936
     6/00                  23,347              43,847           19,406
     9/00                  24,327              42,215           19,217
     12/00                 18,902              25,646           17,715
     3/01                  15,712              17,965           15,615
     6/01                  16,977              20,751           16,529
     9/01                  12,676              12,268           14,104
     12/01                 14,679              17,326           15,611




PORTFOLIO COMPOSITION


Semiconductors          23.0%
Internet                21.1%
Computers               15.1%
Telecommunications      14.1%
Software                13.3%
All Other Industries     7.4%
(A)                      6.0%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:
                               % of Net Assets
Siebel Systems, Inc.           3.10%
Ariba, Inc.                    3.01%
Broadcom Corp. - CL A          2.94%
VERITAS Software Corp.         2.92%
i2 Technologies, Inc.          2.57%
Total Top 5 Holdings           14.54%

COMMENTARY
The Monetta Select Technology Fund was previously the Monetta Small-Cap Equity Fund. As we have stated in previous correspondence to our shareholders, effective December 3, 2001, the name was changed to better reflect the Fund's emphasis, which is to invest in high growth technology companies.

The Fund posted a return of negative 22.34% during 2001, which is well ahead of its benchmark, the Merrill Lynch 100 Technology Index which fell 32.44% in 2001. For the 1 year and 3 year return, the Fund ranked 54th of 381 funds (14th percentile) and 40th of 102 funds, respectively, in the Lipper Science and Technology Fund category in 2001. The return was also in line with the NASDAQ Composite, which was down 21.03% in 2001.

The Select Technology Fund invests in the leading companies in each of the major subgroups of the technology sector. For example, within the software group we own Microsoft and Oracle, the two leading companies in the software arena, representing 2.2% and 1.8%, respectively, of net assets. Within the semiconductor group we own Intel and Applied Materials, the leading semiconductor and semiconductor equipment companies respectively, representing 2.1% and 1.8% of net assets.

A number of the companies in the portfolio may not be familiar to you, but they are the leading companies within smaller subgroups of the technology marketplace. NVIDIA (1.5% of net assets) is far and away the leading computer graphics company. Checkpoint Software (2.0% of net assets) is the dominant security software company.

Our objective is to adjust the portfolio only when new leaders emerge or companies lose their dominant position within an industry. For example, as long as Intel and Microsoft are leaders in their areas of expertise, they will be in the Fund. We will not sell a stock for valuation reasons or due to their business being temporarily slow due to the economy. However, stock positions will be reduced primarily for diversification reasons. We believe this approach is somewhat unique among technology funds.

We are excited to offer this product at a time when the economy is believed to be emerging from the current recession. The companies in the portfolio have demonstrated superior growth rates before the current business slowdown and we believe they have the resources to again grow at very high rates.

<PAGE 5>

Monetta Mid-Cap Equity Fund                       Period ended 12/31/01

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $22.8 billion           $8.5 million

PERFORMANCE:                   Average Annual Total Return
                                                         Since Inception
                        1 Year            5 Year            3/1/93
Monetta Mid-Cap
   Equity Fund          - 43.05%          - 0.47%           8.70%
S&P 400 Mid-Cap Index*  - 0.62%           16.11%            15.51%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

    DATE           MIDCAP      S & P 400
    3/1/1993       10,000      10,000
    3/93           11,670      10,186
    6/93           11,880      10,423
    9/93           13,120      10,948
    12/93          13,540      11,239
    3/94           13,475      10,812
    6/94           13,109      10,417
    9/94           13,887      11,122
    12/94          13,835      10,835
    3/95           14,832      11,712
    6/95           16,533      12,745
    9/95           17,600      13,989
    12/95          17,230      14,189
    3/96           18,714      15,063
    6/96           19,103      15,497
    9/96           19,852      15,948
    12/96          21,398      16,914
    3/97           21,310      16,662
    6/97           24,272      19,111
    9/97           27,756      22,184
    12/97          27,633      22,369
    3/98           30,234      24,831
    6/98           29,348      24,300
    9/98           22,909      20,784
    12/98          27,395      26,643
    3/99           27,132      24,943
    6/99           30,623      28,472
    9/99           29,068      26,081
    12/99          42,017      30,564
    3/00           50,959      34,442
    6/00           48,253      33,306
    9/00           50,608      37,352
    12/00          36,685      35,914
    3/01           21,637      32,046
    6/01           26,144      36,264
    9/01           19,273      30,255
    12/01          20,889      35,695




PORTFOLIO COMPOSITION


Semiconductors                   19.9%
Retail                           12.8%
Electronics                       9.0%
Software                          7.4%
Internet                          7.0%
Telecommunications                6.3%
Diversified Financial Services    6.0%
Oil & Gas/Services                5.1%
Biotechnology                     4.3%
All Other Industries             18.6%
(A)                               3.6%

(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:
                           % of Net Assets
Genzyme Corp.              4.25%
KLA - Tencor Corp.         3.52%
Flextronics Int'l Ltd.     3.40%
T J X Companies, Inc.      3.30%
Waters Corp.               3.21%
Total Top 5 Holdings       17.68%

COMMENTARY
Despite the Fund's positive fourth quarter performance of 8.38% it was unable to recover from the unusually sharp stock value declines of 42.09% during the February/March period. As a result the Fund posted a negative return of 43.05% during 2001, lagging its benchmark S&P 400 Mid-Cap Index return of negative 0.62% and the Lipper Mid-Cap growth category average return of negative 21.17%.

The sharp decline was due to the realization that we are in a deteriorating economic period, resulting in many investors fleeing growth companies in favor of more defensive sectors and groups. We were surprised with the magnitude and speed of the sector rotation, with the technology sector experiencing the bulk of the decline.

Beginning in mid-July we significantly repositioned the Fund toward a more defensive posture. Short-term cash holdings temporarily increased to almost 50% of the portfolio as we looked for some signs of economic stabilization. This defensive strategy proved timely especially with the horrific events that occurred on September 11.

We selectively began to reinvest the Fund's cash position during the fourth quarter, ending the year with 96.4% of the portfolio investment in common stocks. The Fund is currently positioned to benefit from an improving economic environment and we have been encouraged with the recent performance of many of our key holdings since the September attacks.

As you can see from the portfolio composition chart above, the Fund is well diversified by industry group. We continue to be focused on investing in companies with solid growth opportunities that are considered market leaders and best positioned to benefit from an improving economy. New purchases include TJX Companies. Inc., Siebel Systems, Inc. and Yahoo!, Inc., representing 3.3%, 2.7% and 2.1%, respectively, of net assets.

We urge investors to look past the current hazy economic outlook and toward the possibility of an economic recovery supported by low inflation, various government tax incentives and an accommodating Federal Reserve monetary policy.

<PAGE 6>

Monetta Blue Chip Fund (Formerly Large-Cap Fund)      Period ended 12/31/01

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $106.3 billion          $3.0 million

PERFORMANCE:       Average Annual Total Return
                                        Since Inception
                   1 Year      5 Year      9/1/95
Monetta Blue Chip
   Fund            - 53.94%    - 3.60%     1.93%
S&P 500 Index*     - 11.88%    10.70%      13.73%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Blue Chip Fund to the S&P 500 Index. The S&P 500 Index is a broad measure representative of Large-Cap companies. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

                        Blue Chip
     DATE               Fund         S&P500
     9/1/1995           10,000       10,000
     9/95               10,000       10,482
     12/95              10,574       11,105
     3/96               11,344       11,701
     6/96               11,923       12,225
     9/96               12,864       12,603
     12/96              13,555       13,653
     3/97               13,842       14,020
     6/97               15,621       16,465
     9/97               17,333       17,699
     12/97              17,167       18,207
     3/98               18,413       20,745
     6/98               18,008       21,433
     9/98               14,165       19,307
     12/98              18,716       23,441
     3/99               21,543       24,608
     6/99               22,880       26,343
     9/99               22,366       24,699
     12/99              28,820       28,372
     3/00               31,838       29,022
     6/00               30,259       28,250
     9/00               30,029       27,976
     12/00              24,512       25,788
     3/01               13,555       22,732
     6/01               14,260       24,062
     9/01                9,898       20,532
     12/01              11,291       22,725



PORTFOLIO COMPOSITION


Semiconductors                   14.5%
Telecommunications               13.9%
Retail                           13.7%
Diversified Financial Services   11.6%
Software                          8.0%
Computers                         6.6%
Miscellaneous Manufacturing       6.6%
Media                             6.4%
Oil & Gas/Services                5.3%
All Other Industries             12.8%
(A)                               0.6%

(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:
                        % of Net Assets
Intel Corp.             5.20%
Citigroup, Inc.         5.01%
Best Buy Co., Inc.      4.93%
Kohl's Corp.            4.66%
Microsoft Corp.         4.38%
Total Top 5 Holdings    24.18%

COMMENTARY
The Monetta Blue Chip Fund was previously called the Monetta Large-Cap Fund. The name was changed on December 3, 2001 to reinforce our emphasis to invest primarily in the large capitalization growth companies, leaders within their respective industries.

In spite of a fourth quarter return of 14.07% the Fund declined 53.94% during 2001 versus the S&P 500 Index return of negative 11.88%. Major holdings such as Ciena Corp., JDS Uniphase and Siebel Systems declined dramatically.
Although these holdings were sold during the year it was extremely difficult to recoup these losses in an environment of rising unemployment, earning shortfalls and frequent profit warnings.

Throughout the year we remained fully invested, rotating sector groups and focusing on the leading growth companies with strong balance sheets. Unfortunately this fully invested strategy penalized not only 2001 performance but also the Fund's long-term performance record.

We did reposition the Fund in terms of industry diversification and issue selection. Top holdings in various sectors include Intel Corp, the leading semi-conductor company; Microsoft Corp, the leading desktop computer software company; Citigroup Inc. a major money center bank; Schlumberger LTD, a major oil, gas field service company and Johnson & Johnson, a leading drug company. On December 31, 2001, these issues represent 5.2%, 4.4%, 5.0%, 2.7% and 3.9%, respectively, of net assets.

Many of our key holdings have rebounded since the September attacks and despite suffering lower earnings estimates earlier in the year are showing signs of stabilization.

We believe the current valuation levels could represent an attractive entry point for long-term equity investors. In our opinion, these leading companies are expected to participate in an improving economic recovery.

<PAGE 7>

Monetta Balanced Fund                              Period ended 12/31/01

Investment Objective:         Market Capitalization:  Average Maturity:
Capital Appreciation/Income   $90.1 billion           8.3 Years

Total Net Assets:
$6.5 million


PERFORMANCE:                Average Annual Total Return
                                                  Since Inception
                            1 Year      5 Year    9/1/95
Monetta Balanced Fund       - 17.34%    5.99%     9.60%
S&P 500 Index*              - 11.88%    10.70%    13.73%
Lehman Bros. Gov't/Credit
  Bond Index*               8.50%       7.37%     7.19%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Credit Bond Index with dividends and capital gains reinvested. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

     DATE               Balanced     S&P 500        Lehman
                        Fund                        Corp/Govt
     9/1/1995           10,000       10,000         10,000
     9/95               10,000       10,482         10,000
     12/95              10,616       11,105         10,573
     3/96               11,131       11,701         10,326
     6/96               11,913       12,225         10,374
     9/96               12,547       12,603         10,557
     12/96              13,369       13,653         10,880
     3/97               13,358       14,020         10,786
     6/97               14,642       16,465         11,179
     9/97               16,431       17,699         11,570
     12/97              16,205       18,207         11,941
     3/98               17,321       20,745         12,123
     6/98               16,923       21,433         12,351
     9/98               15,004       19,307         12,962
     12/98              17,602       23,441         12,979
     3/99               18,952       24,608         12,823
     6/99               19,782       26,343         12,682
     9/99               19,353       24,699         12,751
     12/99              22,814       28,372         12,698
     3/00               24,609       29,022         13,040
     6/00               24,018       28,250         13,229
     9/00               24,833       27,976         13,609
     12/00              21,639       25,788         14,204
     3/01               17,500       22,732         14,658
     6/01               18,452       24,062         14,702
     9/01               16,702       20,532         15,402
     12/01              17,885       22,725         15,411



PORTFOLIO COMPOSITION

Common Stocks             57.9%
Corporate Bonds           17.9%
U.S. Gov't Agencies       13.2%
Asset Backed Securities    0.9%
(A)                       10.1%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:
                             % of Net Assets
Qlogic Corp.                 2.73%
Intel Corp.                  2.41%
Viacom, Inc. - CL A          2.37%
Best Buy Co., Inc.           2.28%
Cisco Systems, Inc.          2.22%
Total Top 5 Holdings         12.01%

COMMENTARY
The Balanced Fund posted a negative return of 17.34% for the year ended December 31, 2001, compared with the S&P 500 Index return of negative 11.88% and the Lehman Brothers Gov't/Credit Bond Index return of 8.50%.

Fund performance was primarily affected by the growth stocks held in the equity portion of the portfolio. Generally, Large-Cap growth stocks performed poorly last year, down an average of 22.95%, as reported by Lipper Analytical Services, Inc., which impacted the Fund's total return. In spite of this year's negative performance, the Fund's long-term record, since its inception (9/01/95) remained intact with an annualized return of 9.60%.

Throughout the year we gradually shifted the Fund into non-technology industries and within the technology sector toward a more concentrated number of large capitalization issues, which we believe will lead us out of our current economic malaise.

Negatively affecting Fund performance last year were the holdings of Aremissoft Corp., JDS Uniphase Corp. Sanmina Corp. and Cabot Microelectronics Corp. These issues were sold last year and re-invested into larger capitalization issues such as Best Buy Co., Inc., Oracle Corp., Pfizer, Inc. and Procter & Gamble Co., which represented 2.3%. 1.5%, 1.2%, and 1.8%, respectively, of year-end net assets.

At year-end, common stocks represented approximately 58% of the portfolio. The fixed income portion of the Fund was comprised of corporate bonds, treasury/government agency issues and short-term securities totaling 18%, 14%, and 10%, respectively, of the portfolio.

The corporate bond portion of the Fund was negatively affected by its holding of $100,000 worth of Enron Corporate bonds. The bonds were sold at a significant discount as concerns surfaced over various accounting issues. The Fund continues to maintain an AA average bond investment rating with an average duration of 5.62 years.

We believe the combination of owning high quality growth stocks and intermediate term bonds will position the Fund to benefit from an improving economic environment.

<PAGE 8>

Monetta Intermediate Bond Fund      Period ended 12/31/01

Investment Objective:   30-Day SEC Yield: Average Maturity: Total Net Assets:
Income                  3.77%             4.5 Years         $32.9 million

PERFORMANCE:                   Average Annual Total Return
                                                      Since Inception
                              1 Year      5 Year      3/1/93
Monetta Intermediate
  Bond Fund                   4.44%**     6.25%**     6.69%**
Lehman Interm.
  Gov't/ Credit Bond Index*   8.96%       7.10%       6.48%
*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost.

**Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

      DATE                    Bond Fund     Lehman
      3/1/1993                10,000        10,000
      3/93                    10,000        10,028
      6/93                    10,399        10,255
      9/93                    10,732        10,486
      12/93                   10,817        10,504
      3/94                    10,585        10,291
      6/94                    10,494        10,229
      9/94                    10,613        10,313
      12/94                   10,705        10,302
      3/95                    11,270        10,754
      6/95                    11,866        11,292
      9/95                    12,046        11,479
      12/95                   12,282        11,883
      3/96                    12,245        11,784
      6/96                    12,428        11,859
      9/96                    12,702        12,068
      12/96                   13,074        12,364
      3/97                    13,041        12,350
      6/97                    13,485        12,715
      9/97                    13,908        13,058
      12/97                   14,238        13,338
      3/98                    14,443        13,546
      6/98                    14,748        13,800
      9/98                    15,382        14,420
      12/98                   15,431        14,463
      3/99                    15,548        14,436
      6/99                    15,371        14,378
      9/99                    15,632        14,510
      12/99                   15,678        14,517
      3/00                    15,902        14,735
      6/00                    15,897        14,984
      9/00                    16,376        15,416
      12/00                   16,952        15,986
      3/01                    17,552        16,528
      6/01                    17,712        16,639
      9/01                    18,431        17,404
      12/01                   17,705        17,418


PORTFOLIO COMPOSITION

Corporate Bonds      47.5%
U.S. Gov't Agencies  28.0%
(A)                  24.5%

(A) Short-term investments net of other assets and liabilities.



MATURITY PROFILE:
                    % of Net Assets
1 Year or Less      15.0%
1-3 Years           24.7%
3-6 Years           34.2%
6-10 Years          26.1%
Over 10 Years       0.0%
Total               100.0%

COMMENTARY
The Monetta Intermediate Bond Fund gained 4.44% for the year ended December 31, 2001 versus an 8.96% for the benchmark Lehman Brothers Intermediate Gov't/Credit Index. For the five-year period ended December 31, 2001, the Fund produced an annualized return of 6.25% compared to the Lehman Brothers Intermediate Gov't/Credit Index annualized return of 7.10%.

It has been a challenging year for the Fund. The first nine months of the year provided an above average return, but certain watershed events in the fourth quarter punished the Fund's performance severely. The lion's share of the Fund's underperformance was the result of three different holdings- Enron, Conseco and United Airlines. The speed and severity of Enron's decline to become the largest corporate default in history was unprecedented. Conseco and United Airlines suffered significant asset base erosion as a direct result of the September 11th tragedy. The airline and insurance industries were arguably two of the most severely affected after the New York attack. The holdings were sold and the loss realized in the fourth quarter because the fundamental credit risks did not justify keeping them.

We have upgraded the quality of the Fund's portfolio by significantly increasing the percentage of treasury and government agencies because- with mixed signals for a near term economic recovery- corporate credit risk is high. Our positions are predominately held in the short and intermediate maturity spectrum with an average weighted maturity on December 31, 2001 of 4.5 years.

The year 2001 provided generous total returns for bond investors, largely against the grain of conventional wisdom. The U.S. economy slipped into a recession, down grades and defaults spiked, and there was record corporate debt issuance. Generous credit spreads and a proliferation of new buyers were the catalysts for the early bond market successes. But in the fourth quarter, long-term interest rates rose nearly 1% and wiped out almost half of the bond markets gains from earlier in the year. Fixed income returns beat the S&P 500 Index for the second year in a row - can it happen in 2002?

We believe there will be an economic recovery in 2002 but it will not take hold early or be as strong as the market is anticipating. Long-term rates are not expected to rise significantly in the face of a moderately improving economy with little inflationary pressures. Ultimately, we believe that the corporate bond sector-with yield premiums at historically wide levels- will provide the best vehicle for above average returns but not without credit and restructuring risk.

<PAGE 9>

Monetta Government Money Market Fund                   Period ended 12/31/01

Investment Objective:               7-Day Yield:     Average Days to Maturity:
Income and Capital Preservation     1.41%**          21 Days

Total Net Assets:
$4.2 million

PERFORMANCE:               Average Annual Total Return
                                                Since Inception
                        1 Year      5 Year      3/1/93
Monetta Government
  Money Market Fund     3.67%**     4.98%**     4.77%**
Lipper US Gov't Money
  Market Funds Avg.*    3.50%       4.74%       4.50%

*Source Lipper Analytical Services, Inc. Lipper is an industry reasearch firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is no guarantee of future results.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 1.16%, versus 1.41%, on December 31, 2001. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

      DATE                        Money Market Fund       Lipper
      3/1/1993                    10,000                  10,000
      3/93                        10,013                  10,023
      6/93                        10,072                  10,088
      9/93                        10,147                  10,154
      12/93                       10,224                  10,222
      3/94                        10,301                  10,290
      6/94                        10,396                  10,374
      9/94                        10,507                  10,475
      12/94                       10,637                  10,597
      3/95                        10,788                  10,738
      6/95                        10,950                  10,885
      9/95                        11,110                  11,030
      12/95                       11,262                  11,174
      3/96                        11,401                  11,309
      6/96                        11,539                  11,440
      9/96                        11,683                  11,579
      12/96                       11,832                  11,711
      3/97                        11,977                  11,846
      6/97                        12,126                  11,988
      9/97                        12,281                  12,135
      12/97                       12,441                  12,284
      3/98                        12,599                  12,433
      6/98                        12,760                  12,585
      9/98                        12,927                  12,738
      12/98                       13,091                  12,894
      3/99                        13,244                  13,045
      6/99                        13,397                  13,180
      9/99                        13,554                  13,327
      12/99                       13,726                  13,485
      3/00                        13,908                  13,655
      6/00                        14,109                  13,843
      9/00                        14,326                  14,057
      12/00                       14,555                  14,265
      3/01                        14,747                  14,444
      6/01                        14,896                  14,585
      9/01                        15,014                  14,695
      12/01                       15,087                  14,763


PORTFOLIO COMPOSITION

Fed. Home Loan Bank             38.6%
Fed. Home Loan Mortgage Corp.   57.8%
(A) Fed. Nat'l Mortgage Assoc.   3.6%


ALLOCATION:

Government Obligations         101.2%
Other Assets Less Liabilities  -1.2%
Total                          100.0%

COMMENTARY
The Government Money Market Fund gained 3.67% for the year ended December
31, 2001. The return ranked the Fund 49th of 133 funds in the Lipper U.S. Government Money Market Funds category, which gained 3.50% for the same period. For the 3 and 5 year period ended December 31, 2001, the Fund ranked 22nd of 118 funds and 15th of 101 funds, respectively.

The year 2001 was a historical saga of aggressive crisis management by the Federal Reserve. The Federal Reserve reduced interest rates a total of eleven times, lowering the Federal Funds rate to 1.75% from a beginning level of 6.5 %. To put this aggressiveness in perspective this is the first time in over forty years that we have seen short-term interest rates fall below 2%.

We believe that short-term rates have little room to decline further, but also do not expect rates to rise much in the near future. The economy remains sluggish and is not likely to experience any substantial pick up in growth until business spending improves.

The Fund's basic investment strategy to overweight the agency discount rate sector versus Treasury bills is not expected to change. The current yields in the agency sector are slightly better than that available in the treasury market. The Fund's average maturity at December 31, 2001 was a very short 21 days. We do not anticipate any lengthening of the Fund's average maturity until the Federal Reserve policy to lower rates ends.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Funds. Its primary objectives are the preservation of capital and liquidity. The investment basis is on safety by owning the highest quality, short-term investments.

<PAGE 10>

Schedule of Investments                     December 31, 2001

MONETTA FUND

COMMON STOCKS - 78.7%                 VALUE
                                      (In Thousands)
NUMBER OF SHARES
Apparel - 1.1%
    4,000     Nike, Inc. - CL B              $    225
  *10,000     Reebok Int'l Ltd.                   265
  *25,000     Tommy Hilfiger Corp.                344
                                                  834
Banks - 2.4%
    6,000     Bank One Corp.                      234
   15,000     B&T Corp.                           542
    9,000     J.P. Morgan Chase & Co.             327
   11,000     Northern Trust Corp.                662
                                                1,765
Biotechnology - 0.9%
  *25,000     Incyte Genomics, Inc.               489
  *15,000     Orchid Biosciences, Inc.             83
  *17,500     Organogenesis, Inc.                  84
                                                  656
Chemicals -  3.4%
  *32,000     Cabot Microelectronics
               Corp.                            2,536

Commercial Services - 1.9%
  *20,000     MAXIMUS, Inc.                       841
  *15,000     Valassis Communications, Inc.       535
                                                1,376
Computers - 4.0%
  *30,000     Dell Computer Corp.                 815
    7,000     Int'l Business Machines Corp.       847
  *45,000     Network Appliance, Inc.             984
  *50,000     StorageNetworks, Inc.               309
                                                2,955

Diversified Financial Services - 1.9%
   28,000     American Express Co.                999
    8,000     Metris Companies, Inc.              206
    3,000     The Bear Stearns
                Companies, Inc.                   176
                                                1,381
Entertainment - 2.1%
  *35,000     GTECH Holdings Corp.              1,585

Food - 3.2%
   90,000     Archer-Daniels-Midland Co.        1,291
  *12,400     Dean Foods Co.                      846
    8,000     Sysco Corp.                         210
                                                2,347


Healthcare-Services/Products - 1.8%
   *5,000     Henry Schein, Inc.               $  185
  *30,000     Idexx Laboratories, Inc.            855
   *2,500     Anthem, Inc.                        124
  *10,000     HEALTHSOUTH Corp.                   148
                                                1,312
Home Builders - 2.3%
   40,000     D.R. Horton, Inc.                 1,298
  *10,000     Toll Brothers, Inc.                 439
                                                1,737
Internet - 9.3%
  *75,000     Akamai Technologies, Inc.           446
 *200,000     Ariba, Inc.                       1,232
  *30,000     Blue Martini Software, Inc.          90
 *430,000     Broadvision, Inc.                 1,178
 *100,000     Commerce One, Inc.                  357
  *50,000     Digex, Inc.                         150
 *220,000     i2 Technologies, Inc.             1,738
 *120,000     iBasis, Inc.                        157
  *46,000     S1 Corp.                            744
   35,000     Schwab (Charles) Corp.              541
  *17,000     TIBCO Software, Inc.                254
                                                6,887
Oil&Gas/Services - 2.5%
    7,000     Anadarko Petroleum Corp.            398
    3,000     Phillips Petroleum Co.              181
    8,000     Transocean Sedco Forex, Inc.        270
   13,000     Valero Energy Corp.                 496
   *6,000     Smith Int'l, Inc.                   322
  *10,000     Veritas DGC, Inc.                   185
                                                1,852
Pharmaceuticals - 0.9%
   *3,000     CIMA Labs, Inc.                     108
  *10,000     Dr. Reddy's Lab. Ltd. SP ADR        190
  *10,000     Ligand Pharmacuticals,
                Inc. - CL B                       179
   *5,000     Taro Pharmaceutical
                Industries Ltd.                   200
                                                  677
Real Estate - 3.1%
 *126,000     Jones Lang LaSalle, Inc.          2,274

<PAGE 11>



Retail - 6.9%
   *7,000     Abercrombie & Fitch Co - CL A    $  186
  *34,000     Best Buy Co., Inc.                2,532
  *25,000     Duane Reade, Inc.                   759
   20,000     Home Depot, Inc.                  1,020
   15,000     T J X Companies, Inc.               598
                                                5,095
Semiconductors - 8.3%
  *45,000     Amkor Technology, Inc.              721
  *30,000     Conexant Systems, Inc.              431
  *11,800     Cree, Inc.                          348
   *5,000     Fairchild Semiconductor
               Corp. - CL A                       141
  100,000     Intel Corp.                       3,145
  *27,000     KLA-Tencor Corp.                  1,338
                                                6,124
Software - 5.8%
  *30,000     Mercator Software, Inc.             251
  *32,000     Microsoft Corp.                   2,120
 *120,000     Novell, Inc.                        551
  *50,000     Siebel Systems, Inc.              1,399
                                                4,321
Telecommunications - 4.8%
 *120,000     Aspect Communications Corp.         466
  *20,000     Cisco Systems, Inc.                 362
  *30,000     Copper Mountain Networks, Inc.       51
  *25,100     ECtel Ltd.                          435
  *61,100     JDS Uniphase Corp.                  533
  *60,000     MRV Communications, Inc.            254
  *17,000     RF Micro Devices, Inc.              327
  *28,000     UTStarcom, Inc.                     798
   26,000     Worldcom, Inc. -
                Worldcom Group                    366
                                                3,592
Textiles - 2.5%
  *34,000     Mohawk Industries, Inc.           1,866

Transportation - 2.5%
  *35,000     FedEx Corp.                       1,816


Miscellaneous - 7.1%
    8,000     Applied Films Corp.             $   250
  *14,000     Clear Channel Comm., Inc.           713
   10,000     Commercial Metals, CO.              350
    5,000     Delta and Pine Land Co.             113
   47,000     Flextronics Int'l Ltd.            1,128
   30,000     Freeport-McMoRan
                Copper & Gold, Inc.               402
   25,000     Lamar Advertising Co.             1,058
    6,000     Mirant Corp.                         96
   40,000     Newell Rubbermaid, Inc.           1,103
   *2,000     United Stationers, Inc.              67
                                                5,280

Total Common Stocks                            58,268
   (Cost $53,329) (a)

VARIABLE DEMAND NOTES - 2.6%
PRINCIPAL AMOUNT
1,948,900     Firstar Bank, N.A. -1.676%        1,949

COMMERCIAL PAPER - 18.9%
3,500,000     Verizon Network
                Funding Corp. - 1.720%
                Due 01/11/02                    3,498
3,500,000     Philip Morris Co. - 1.820%
                Due 01/18/02                    3,497
3,500,000     American Honda - 1.820%
                Due 01/23/02                    3,496
3,500,000     Kraft Foods, Inc. - 1.800%
                Due 01/25/02                    3,496
                                               13,987

Total Short-Term Investments - 21.5%           15,936

Total Investments - 100.2%                     74,204
  (Cost $69,265) (a)

Other Net Assets Less Liabilities-(0.2%)        (118)

Net Assets - 100%                             $74,086

(a) For tax purposes, cost is $69,561, the aggregate gross unrealized appreciation is $5,715 and aggregate gross unrealized depreciation is $1,073 resulting in net unrealized appreciation of $4,642 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 12>

Schedule of Investments                           December 31, 2001

MONETTA SELECT TECHNOLOGY FUND (Formerly Small-Cap Fund)

COMMON STOCKS - 94.0%
                                                VALUE
NUMBER OF SHARES                                (In Thousands)
Computers - 15.1%
    *1,200     Brocade Comm. Systems, Inc.        $    40
    *2,600     Dell Computer Corp.                     71
    *3,200     EMC Corp.                               43
       600     Int'l Business Machines Corp.           72
    *2,100     Network Appliance, Inc.                 46
   *10,000     Palm, Inc.                              39
    *5,000     Sun Microsystems, Inc.                  62
    *2,000     VERITAS Software Corp.                  89
                                                      462
Internet - 21.1%
    *5,000     Akamai Technologies, Inc.               30
   *15,000     Ariba, Inc.                             92
   *25,000     Broadvision, Inc.                       69
    *1,500     Check Point Software
                 Technologies Ltd.                     60
    *2,000     Doubleclick, Inc.                       23
      *500     eBay, Inc.                              33
    *2,000     Internet Security Systems, Inc.         64
   *10,000     i2 Technologies, Inc.                   79
    *1,400     Network Associates, Inc.                36
    *2,000     RSA Security, Inc.                      35
    *3,000     TIBCO Software, Inc.                    45
    *1,000     VeriSign, Inc.                          38
    *2,500     Yahoo! Inc.                             44
                                                      648
Semiconductors - 23.0%
    *1,400     Applied Materials, Inc.                 56
    *3,200     Applied Micro Circuits Corp.            36
    *2,200     Broadcom Corp. - CL A                   90
    *2,100     Conexant Systems, Inc.                  30
    *1,000     Fairchild Semiconductor
                 Corp. - CL A                          28
     2,000     Intel Corp.                             63
      *800     Intersil Holding Corp.                  26
    *1,300     KLA-Tencor Corp.                        64
       600     Maxim Integrated Products, Inc.         32
      *700     NVIDIA Corp.                            47
    *1,500     PMC-Sierra, Inc.                        32
      *800     Qlogic Corp.                            36
     1,800     Texas Instruments, Inc.                 50
    *5,000     Vitesse Semiconductor Corp.             62
    *1,400     Xilinx, Inc.                            55
                                                      707
Software - 13.3%
    *4,000     BEA Systems, Inc.                       62
    *2,400     Informatica Corp.                       35
      *600     Intuit, Inc.                            26
    *1,000     Microsoft Corp.                         66
    *2,000     Micromuse, Inc.                         30
    *4,000     Oracle Corp.                            55
    *1,000     PeopleSoft, Inc.                        40
    *3,400     Siebel Systems, Inc.                    95
                                                      409
Telecommunications - 14.1%
    *2,000     Ciena Corp.                             29
    *3,500     Cisco Systems, Inc.                     64
    *3,000     Foundry Networks, Inc.                  24
    *5,000     JDS Uniphase Corp.                      44
    *3,000     JNI Corp.                               25
    *2,300     Juniper Networks, Inc.                  44
     1,700     Motorola, Inc.                          26
    *2,700     Nokia Corp. - SP ADR                    66
    *1,500     Nextel Comm., Inc. - CL A               16
      *900     Qualcomm, Inc.                          45
    *1,100     RF Micro Devices, Inc.                  21
     2,000     Worldcom, Inc. -
                     Worldcom Group                    28
                                                      432
Miscellaneous - 7.4%
    *1,500       AOL Time Warner, Inc.                 48
       700       Cabot Microelectronics Corp.          55
     2,600       Flextronics Int'l Ltd.                62
    *3,000       Sanmina Corp.                         60
                                                      225
Total Common Stocks                                 2,883
   (Cost $2,501) (a)

VARIABLE DEMAND NOTES - 7.2%
PRINCIPAL AMOUNT
    91,500       American Family - 1.653%              92
   129,800       Firstar Bank, N.A. - 1.676%          130
                                                      222

Total Investments - 101.2%                          3,105
  (Cost $2,723) (a)

Other Net Assets Less Liabilities - (1.2%)           (37)

Net Assets - 100%                                 $ 3,068

(a) For tax purposes, cost is $2,724, the aggregate gross unrealized appreciation is $491 and aggregate gross unrealized depreciation is $110 resulting in net unrealized appreciation of $381 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 13>


Schedule of Investments                          December 31, 2001

MONETTA MID-CAP EQUITY FUND

COMMON STOCKS - 96.4%
                                               VALUE
NUMBER OF SHARES                               (In Thousands)
Biotechnology - 4.3%
    *6,000     Genzyme Corp.                      $   359

Chemicals - 2.8%
    *3,000     Cabot Microelectronics Corp.           238

Computers - 3.5%
    *5,000     Dell Computer Corp.                    136
   *12,000     EMC Corp.                              161
                                                      297

Diversified Financial Services - 6.0%
     7,000     American Express Co.                   250
    *4,000     AmeriCredit Corp.                      126
     5,000     Metris Companies, Inc.                 129
                                                      505

Electronics - 9.0%
    12,000     Flextronics Int'l Ltd.                 288
   *10,000     Sanmina Corp.                          199
    *7,000     Waters Corp.                           271
                                                      758
Food - 3.5%
     5,000     Sysco Corp.                            131
    *8,000     The Kroger Co.                         167
                                                      298
Housewares/Home Builders - 2.6%
     4,000     Newell Rubbermaid, Inc.                110
    *2,500     Toll Brothers, Inc.                    110
                                                      220
Internet - 7.0%
   *15,000     Ariba, Inc.                             92
   *30,000     Broadvision, Inc.                       82
    *4,000     Check Point Software
                 Technologies Ltd.                    160
   *10,000     i2 Technologies, Inc.                   79
   *10,000     Yahoo! Inc.                            177
                                                      590
Oil&Gas/Services - 5.1%
     4,000     Transocean Sedco Forex, Inc.           135
     2,500     Valero Energy Corp.                     95
    *3,000     BJ Services Co.                         98
    *2,000     Smith Int'l, Inc.                      107
                                                      435
Retail - 12.8%
    *6,000     Abercrombie & Fitch Co. - CL A         159
    *2,000     Best Buy Co., Inc.                     149
     5,000     J.C.Penney Co., Inc.                   135
   *10,000     Office Depot, Inc.                     185
     7,000     T J X Companies, Inc.                  279
     3,000     Wal-Mart Stores, Inc.                  173
                                                    1,080
Semiconductors - 19.9%
   *10,000     Conexant Systems, Inc.                 144
     8,000     Intel Corp.                            252
    *6,000     Intersil Holding Corp.                 193
    *6,000     KLA-Tencor Corp.                       297
    *6,000     Novellus Systems, Inc.                 237
    *5,000     PMC-Sierra, Inc.                       106
    *3,000     Qlogic Corp.                           134
    *5,000     Taiwan Semiconductor -
                 SP ADR                                86
    *6,000       Xilinx, Inc.                         234
                                                    1,683
Software - 7.4%
   *14,000     BEA Systems, Inc.                      216
    *3,000     CSG Systems Int'l, Inc.                121
    *5,000     Oracle Corp.                            69
    *8,000     Siebel Systems, Inc.                   224
                                                      630
Telecommunications - 6.3%
   *15,000     Ciena Corp.                            215
   *10,000     JDS Uniphase Corp.                      87
    *8,000     Nextel Comm., Inc. - CL A               88
     6,000     Scientific-Atlanta, Inc.               143
            533
Miscellaneous - 6.2%
     4,000     Charter One Financial, Inc.            109
    *3,000     Express Scripts, Inc.                  140
    *3,000     Mohawk Industries, Inc.                165
     2,000     Nike, Inc. - CL B                      112
                                                      526

Total Common Stocks                                 8,152
   (Cost $7,414) (a)

VARIABLE DEMAND NOTES - 4.0%
PRINCIPAL AMOUNT
   333,700     Firstar Bank, N.A. -1.676%             334

Total Investments - 100.4%                          8,486
  (Cost $7,748) (a)

Other Net Assets Less Liabilities - (0.4%)           (31)

Net Assets - 100%                                  $8,455

(a) For tax purposes, cost is $7,828, the aggregate gross unrealized appreciation is $905 and aggregate gross unrealized depreciation is $247, resulting in net unrealized appreciation of $658 (in thousands).

See accompanying notes to financial statements.
*Non-income producing security.

<PAGE 14>

Schedule of Investments                     December 31, 2001

MONETTA BLUE CHIP FUND (Formerly Large-Cap Fund)

COMMON STOCKS - 99.4%
                                                     VALUE
NUMBER OF SHARES                                     (In Thousands)
Computers - 6.6%
    *4,000     Dell Computer Corp.                   $ 109
    *2,000     VERITAS Software Corp.                   90
                                                       199
Diversified Financial Services - 11.6%
     3,000     American Express Co.                    107
     3,000     Citigroup, Inc.                         151
     1,000     The Goldman Sachs Group, Inc.            93
                                                       351
Electronics - 2.4%
     3,000     Flextronics Int'l Ltd.                   72

Healthcare-Products - 3.9%
     2,000     Johnson & Johnson Co.                   118

Insurance - 2.6%
     1,000     American Int'l Group, Inc.               79

Internet - 3.9%
   *15,000     Broadvision, Inc.                        41
     5,000     Schwab (Charles) Corp.                   78
                                                       119
Media - 6.4%
     5,000     The Walt Disney Co.                     104
    *2,000     Viacom, Inc. - CL B                      88
                                                       192
Miscellaneous Manufacturing - 6.6%
     2,000     General Electric Co.                     80
     2,000     Tyco Int'l Ltd.                         118
                                                       198
Oil&Gas/Services - 5.3%
     2,000     Exxon Mobil Corp.                        79
     1,500     Schlumberger Ltd.                        82
                                                       161
Retail - 13.7%
    *2,000     Best Buy Co., Inc.                      149
    *2,000     Kohl's Corp.                            141
     3,000     Target Corp.                            123
                                                       413
Semiconductors - 14.5%
     5,000     Intel Corp.                             157
    *4,000     Micron Technology, Inc.                 124
    *2,000     Novellus Systems, Inc.                   79
    *2,000     Xilinx, Inc.                             78
                                                       438
Software - 8.0%
    *2,000     Microsoft Corp.                         133
    *8,000     Oracle Corp.                            110
                                                       243
Telecommunications - 13.9%
    *7,000     Cisco Systems, Inc.                     127
    *5,000     Nokia Corp. - SP ADR                    123
    *2,000     Qualcomm, Inc.                          101
     5,000     Worldcom, Inc. -
                 Worldcom Group                         70
                                                       421

Total Common Stocks                                  3,004
   (Cost $2,870) (a)

VARIABLE DEMAND NOTES - 1.2%
PRINCIPAL AMOUNT
    37,300     Firstar Bank, N.A. -1.676%               37

Total Investments - 100.2%                           3,041
  (Cost $2,907) (a)

Other Net Assets Less Liabilities - (0.2%)            (18)

Net Assets - 100%                                   $3,023

(a) For tax purposes, cost is $2,931, the aggregate gross unrealized appreciation is $272 and aggregate gross unrealized depreciation is $163, resulting in net unrealized appreciation of $109 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 15>

Schedule of Investments                        December 31, 2001

MONETTA BALANCED FUND

COMMON STOCKS - 57.9%
                                                    VALUE
NUMBER OF SHARES                                    (In Thousands)
Banks - 1.4%
     2,500     J.P. Morgan Chase & Co.              $   91

Biotechnology - 3.4%
    *1,500     Amgen, Inc.                              85
    *2,500     Genetech, Inc.                          135
                                                       220
Computers - 2.1%
    *5,000     Dell Computer Corp.                     136

Cosmetics/Personal Care - 1.8%
     1,500     Procter & Gamble Co.                    118

Diversified Financial Services - 3.7%
     2,666     Citigroup, Inc.                         135
     2,000     Merrill Lynch & Co., Inc.               104
                                                       239
Electronics - 1.8%
     5,000     Flextronics Int'l Ltd.                  120

Internet - 1.4%
    *5,000     Yahoo! Inc.                              89

Media - 3.8%
    *3,000     AOL Time Warner, Inc.                    96
    *3,500     Viacom, Inc. - CL A                     155
                                                       251
Miscellaneous Manufacturing - 3.6%
     1,000     Minnesota Mining & Mfg                  118
     2,000     Tyco Int'l Ltd.                         118
                                                       236
Oil&Gas/Services - 2.9%
     2,000     Exxon Mobil Corp.                        78
     2,000     Schlumberger Ltd.                       110
                                                       188
Pharmaceuticals - 1.2%
     2,000     Pfizer, Inc.                             80

Retail - 9.0%
    *2,000     Best Buy Co., Inc.                      149
     2,000     Home Depot, Inc.                        102
    *2,000     Kohl's Corp.                            141
     2,000     Target Corp.                             82
     2,000     Wal-Mart Stores, Inc.                   115
                                                       589
Semiconductors - 8.5%
     5,000     Intel Corp.                             157
    *4,000     Micron Technology, Inc.                 124
    *2,500     Novellus Systems, Inc.                   99
    *4,000     Qlogic Corp.                            178
                                                       558
Software - 5.7%
    *2,000     Microsoft Corp.                         132
    *7,000     Oracle Corp.                             97
    *5,000     Siebel Systems, Inc.                    140
                                                       369
Telecommunications - 6.0%
    *8,000     Cisco Systems, Inc.                     145
    *5,000     Nokia Corp. - SP ADR                    123
    *2,500     Qualcomm, Inc.                          126
                                                       394
Transportation - 1.6%
    *2,000     FedEx Corp.                             104

Total Common Stocks                                  3,782
   (Cost $3,350) (a)

VARIABLE DEMAND NOTES - 1.9%
PRINCIPAL AMOUNT
   123,100     Firstar Bank, N.A. -1.676%              123

TREASURY NOTES - 7.9%
PRINCIPAL AMOUNT
   100,000     U.S. Treasury Discount Note
                5.000% Due 08/15/11                    100
   200,000     U.S. Treasury Note
                8.125% Due 08/15/19                    252
   150,000     U.S. Treasury Note
                6.500% Due 11/15/26                    165
                                                       517

CORPORATE BONDS - 17.9%
PRINCIPAL AMOUNT
   150,000     U.S. Central Credit Union
                6.000% Due 05/21/03                    156
   100,000     Countrywide Home Loan Corp.
                6.850% Due 06/15/04                    106
   100,000     Nat'l Rural Utilities Cooperative
                Finance Corp.
                5.250% Due 07/15/04                    102
<PAGE 16>

   100,000     Norwest Financial, Inc.
                6.700% Due 09/22/04                 $  107
   100,000     Citigroup, Inc.
                6.750% Due 12/01/05                    106
   125,000     General Electric Capital Corp.
                8.625% Due 06/15/08                    145
   100,000     Dow Chemical Corp.
                5.750% Due 12/15/08                    100
   125,000     Quebec Province
                5.750% Due 02/15/09                    125
    75,000     Tyco Int'l Group SA
                6.375% Due 10/15/11                     73
    75,000     Kraft Foods, Inc.
                5.625% Due 11/01/11                     73
    75,000     Metlife, Inc.
                6.125% Due 12/01/11                     75
                                                     1,168
ASSET BACKED SECURITIES - 0.9%
PRINCIPAL AMOUNT
    59,050     Green Tree Home Imprv. Mortgage
                6.780% Due 06/15/28                     60

U.S. GOVERNMENT AGENCIES - 13.2%
PRINCIPAL AMOUNT
   330,000     Federal Home Loan Mortgage Corp.
                3.500% Due 09/15/03                    333
   150,000     Federal Nat'l Mortgage Association
                7.250% Due 01/15/10                    166
   125,000     Federal Nat'l Mortgage Association
                6.250% Due 02/01/11                    127
   240,000     Federal Nat'l Mortgage Association
                5.500% Due 03/15/11                    236
                                                       862
Total Investments - 99.7%                            6,512
  (Cost $6,035) (a)

Other Net Assets Less Liabilities - 0.3%                18

Net Assets - 100%                                   $6,530

(a) For tax purposes, cost is $6,048, the aggregate gross unrealized appreciation is $575, and aggregate gross unrealized depreciation is $111, resulting in net unrealized appreciation of $464 (in thousands).

See accompanying notes to financial statements.
*Non-income producing security.

<PAGE 17>

SCHEDULE OF INVESTMENTS                      DECEMBER 31, 2001

MONETTA INTERMEDIATE BOND FUND

CORPORATE BONDS - 47.5%                               VALUE
                                                      (In Thousands)
PRINCIPAL AMOUNT
  500,000    US Bank N.A., Minnesota
               2.070% Due 07/19/02                    $    500
  500,000    US Central Credit
               6.000% Due 05/21/03                         518
1,000,000    Countrywide Home Loan
               6.850% Due 06/15/04                       1,060
  500,000    American Express
               6.750% Due 06/23/04                         531
1,000,000    Diageo Capital Plc
               6.625% Due 06/24/04                       1,061
1,000,000    National Rural Utilities
               5.250% Due 07/15/04                       1,018
1,000,000    Norwest Financial
               6.700% Due 09/22/04                       1,065
1,000,000    Citigroup Inc.
               6.750% Due 12/01/05                       1,064
  500,000    Cargill Inc.
               6.250% Due 05/01/06                         512
1,000,000    Washington Mutual
               6.250% Due 05/15/06                       1,033
  500,000    British Columbia Province
               4.625% Due 11/07/09                         491
1,000,000    Ford Motor Credit
               6.500% Due 01/25/07                         979
1,000,000    Prudential Funding
               6.600% Due 05/15/08                       1,027
  595,000    General Electric Capital Corp.
               8.625% Due 06/15/08                         692
  750,000    Dow Chemical Corp.
               5.750% Due 12/15/08                         751
  600,000    Quebec Province
               5.750% Due 02/15/09                         601
  750,000    Tyco Int'l Group
               6.375% Due 10/15/11                         734
1,000,000    Kraft Foods, Inc.
               5.625% Due 11/01/11                         972
1,000,000    Metlife Inc.
               6.125% Due 12/01/11                         993
                                                        15,602

U.S. GOVERNMENT AGENCIES - 28.0%
2,650,000    Federal Home Loan Mortgage Corp.
               3.500% Due 09/15/03                       2,673
  250,000    HUD Housing and Urban Development
               6.360% Due 08/01/04                         266
3,000,000    Federal Nat'l Mortgage Association
               5.000% Due 01/15/07                       3,016
1,000,000    Federal Home Loan Bank
               7.625% Due 05/15/07                       1,128
1,000,000    Federal Nat'l Mortgage Association
               7.250% Due 01/15/10                       1,105
1,000,000    Federal Nat'l Mortgage Association
               6.250% Due 02/01/11                       1,019
                                                         9,207

TREASURY NOTES - 10.7%
2,700,000    U. S. Treasury Note
               6.125% Due 08/15/07                       2,906
  600,000    U. S. Treasury Note
               5.000% Due 08/15/11                         598
                                                         3,504

VARIABLE DEMAND NOTES - 2.6%
   11,400    American Family - 1.653%                       11
  835,050    Firstar Bank, N.A. - 1.676%                   835
                                                           846

COMMERCIAL PAPER - 10.6%
3,500,000    USAA Capital Corp.
               1.950% Due 01/03/02                       3,500

Total Investments - 99.4%                               32,659
  (Cost $32,272) (a)

Other Net Assets Less Liabilities - 0.6%                   198

Net Assets - 100%                                      $32,857

(a) For tax purposes, cost is $32,279, the aggregate gross unrealized appreciation is $498, and the aggregate gross unrealized depreciation is $118, resulting in net unrealized appreciation of $380 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 18>

Schedule of Investments                      December 31, 2001


MONETTA GOVERNMENT MONEY MARKET FUND

FEDERAL HOME LOAN BANK - 38.6%                 VALUE
PRINCIPAL AMOUNT                               (In Thousands)
  695,000    Due 01/04/02 - 1.980%             $   695
  915,000    Due 02/15/02 - 1.730%                 913
                                                 1,608

FEDERAL NATIONAL MORTGAGE ASSOC. - 4.8%
PRINCIPAL AMOUNT
  200,000    Due 02/04/02 - 1.720%                 200


FEDERAL HOME LOAN MORTGAGE CORP. - 57.8%
PRINCIPAL AMOUNT
1,260,000    Due 01/08/02 - 1.680%               1,259
  375,000    Due 01/15/02 - 1.750%                 375
  775,000    Due 01/25/02 - 1.880%                 774
                                                 2,408

Total Investments - 101.2%                       4,216

Other Net Assets Less Liabilities - (1.2%)        (49)

Net Assets - 100%                               $4,167

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<PAGE 19>

STATEMENTS OF ASSETS AND LIABILITIES      December 31, 2001
(In Thousands)

                                       Select      Mid-Cap   Blue              Intermediate  Government
                             Monetta   Technology  Equity    Chip    Balanced  Bond          Money Market
                             Fund      Fund*       Fund      Fund**  Fund      Fund          Fund
Assets:
Investments at market value
 (cost: $69,265; $2,723;
 $7,748; $2,907; $6,035;
 $32,272; $4,216) (Note 1)   $74,204   $3,105      $8,486    $3,041  $6,512    $32,659       $4,216
Cash                               0        0           0         0       0          0            0
Receivables:
  Interest and dividends           6        1           1         1      42        333            0
  Securities sold              1,586        0           0         0       0          0            0
  Fund shares sold                 0      (a)           0         0     (a)         29            0
  Other assets                     1        6           5         1       1          5            0

Total Assets                  75,797    3,112       8,492     3,043   6,555     33,026        4,216

Liabilities:
Payables:
 Custodial bank                   88        3           8         5      10        137           45
 Investment advisory fees
       (Note 2)                   61        2           6         2       2         10            0
 Distribution and service
  charges payable                  0        2           9         2       6         15            0
 Investments purchased         1,491       27           0         0       0          0            0
 Fund shares redeemed            (a)        0           5         0       0          0            0
 Accrued expenses                 71       10           9        11       7          7            4

Total Liabilities              1,711       44          37        20      25        169           49

Net Assets                    74,086    3,068       8,455     3,023   6,530     32,857        4,167

Analysis of net assets:
Paid in capital (b)           98,031    3,990      14,145     5,878   7,918     33,858        4,167
Accumulated undistributed
 net investment income (loss)      0        0           0         0       0          0            0
Accumulated undistributed
 net realized gain (loss)   (28,884)  (1,304)     (6,428)   (2,989) (1,865)    (1,388)            0
Net unrealized appreciation
 on investments                4,939      382         738       134     477        387            0

Net Assets                   $74,086   $3,068      $8,455    $3,023  $6,530    $32,857       $4,167

Net asset value, offering price,
 and redemption price per
 share (7,969 shares of capital
 stock and 294; 1,268; 451;
 635; 3,288; 4,167 shares of
 beneficial interest issued and
 outstanding respectively)     $9.30   $10.41       $6.67    $6.71   $10.28      $9.99         $1.00

* Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $80 of $0.01 par value and $97,951 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<PAGE 20>

STATEMENTS OF OPERATIONS                              December 31, 2001
(In Thousands)

                                     Select      Mid-Cap     Blue               Intermediate  Government
                         Monetta     Technology  Equity      Chip     Balanced  Bond          Money Market
                         Fund        Fund*       Fund        Fund**   Fund      Fund          Fund
Investment income and
 expenses:
Investment income:
 Interest                 $    631   $    39     $    57     $     7  $   228   $  1,933      $    180
 Dividend                      129         2          15          17       22          0             0
 Other income                  381         6           6           2       22          0             0

Total investment income      1,141        47          78          26      272      1,933           180

Expenses:
 Investment advisory fee
   (Note 2)                    838        25          79          31       30        109            11
 Distribution expense            0         9          26          11       18         78             5
 Custodial fees and bank
   cash management fee          33         4           7           3        4         11             2
 Transfer and shareholder
   servicing agent fee         372        45          39          52       28         17            16
 Other                          58        15          15          16       10         12            14


Total expenses               1,301        98         166         113       90        227            48
Expenses waived/reimbursed       0       (1)           0           0        0       (14)          (22)
Fees paid indirectly(Note 7)  (56)      (13)        (14)        (14)      (9)       (11)           (9)

Expenses net of waived,
   reimbursed expenses and
   fees paid indirectly      1,245        84         152          99       81        202            17

Net investment income(loss)  (104)      (37)        (74)        (73)      191      1,731           163

Realized and unrealized
    gain (loss) on investments:
Realized gain (loss) on
    investments:
 Proceeds from sales       344,629    12,115      31,321      16,530   16,264     75,807        44,593
 Cost of securities sold   358,687    12,796      37,417      19,342   17,761     76,491        44,593

Net realized gain (loss) on
   investments            (14,058)     (681)     (6,096)     (2,812)  (1,497)      (684)             0

Net unrealized appreciation
   (depreciation) on investments:
 Beginning of period        12,214       545       1,490       1,127      729        324             0
 End of period               4,939       382         738         134      477        387             0

Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                  (7,275)     (163)       (752)       (993)    (252)         63             0

Net realized and unrealized gain
 (loss) on investments    (21,333)     (844)     (6,848)     (3,805)  (1,749)      (621)             0

Net increase (decrease) in net
 assets from operations  $(21,437)    $(881)    $(6,922)    $(3,878) $(1,558)     $1,110          $163

* Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund
See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<PAGE 21>

STATEMENTS OF CHANGES IN NET ASSETS                       December 31, 2001
(In Thousands)

                                                Select              Mid-Cap
                           Monetta              Technology          Equity
                           Fund                 Fund*               Fund
                           2001      2000       2001      2000      2001    2000
From investment activities:

Operations:
 Net investment income
  (loss)                     $(104)    $(125)     $(37)     $(68)     $(74)  $(117)
 Net realized gain (loss) on
  investmens               (14,058)    17,984     (681)       288   (6,096)   2,253
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                    (7,275)  (37,270)     (163)   (1,465)     (752) (4,493)

Net increase (decrease) in net
 assets from operations    (21,437)  (19,411)     (881)   (1,245)   (6,922) (2,357)
 Distribution from net
  investment income               0     (520)         0         0         0     (a)
 Distribution from and in excess of
  short-term capital
  gains, net (b)                  0  (27,429)       (9)     (758)      (50) (3,981)
 Distribution from and in excess of
  net realized gains              0  (10,884)       (2)     (183)      (14) (1,362)
 Return of Capital
  Distributions                   0         0         0         0         0      0

Increase (decrease) in net
 assets from investment
 activities                (21,437)  (58,244)     (892)   (2,186)   (6,986) (7,700)

From capital transactions
 (Note 3):

Proceeds from shares sold     4,194    14,058     1,304     3,562     1,203   1,505
Net asset value of shares
 issued through dividend
 reinvestment                     0    38,223        10       933        62   5,213
Cost of shares redeemed    (12,108)  (26,262)   (1,556)   (3,439)   (2,108) (2,192)

Increase (decrease) in net
 assets from capital
 transactions               (7,914)    26,019     (242)     1,056     (843)   4,526

Total increase (decrease)
 in net assets             (29,351)  (32,225)   (1,134)   (1,130)   (7,829) (3,174)

Net assets at beginning
 of period                  103,437   135,662     4,202     5,332    16,284  19,458

Net assets at
 end of period              $74,086  $103,437    $3,068    $4,202    $8,455 $16,284

Accumulated undistributed
 net investment income           $0        $0        $0        $0        $0      $0

* Formerly Small-Cap Fund
** Formerly Large-Cap Fund
See accompanying notes to financial statements.
(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

<PAGE 22>

                         Blue                                  Intermediate      Government
                         Chip               Balanced           Bond              Money Market
                         Fund**             Fund               Fund              Fund
                         2001    2000       2001     2000      2001     2000     2001     2000
From investment activities:
Operations:
  Net investment
   Income (loss)           $(73)   $(89)       $191     $194    $1,731   $1,527     $163     $246
  Net realized gain (loss)on
   Investments           (2,812)     826    (1,497)      794     (684)    (326)        0        0
  Net change in net unrealized
   appreciation (depreciation)
   on investments during
   the period              (993) (2,017)      (252)  (1,528)        63      652        0        0

Net increase(decrease) in net assets
  from operations        (3,878) (1,280)    (1,558)    (540)     1,110    1,853      163      246
 Distribution from net
  investment income            0       0      (191)    (196)   (1,742)  (1,520)    (163)    (246)
 Distribution from and in excess of
  short-term capital gains,
  Net (b)                      0    (47)        (4)    (517)     (460)        0        0        0
 Distribution from and in excess of
  net realized gains         (9) (1,006)       (10)    (876)     (240)        0        0        0
 Return of Capital
  distributions                0       0          0        0      (87)        0        0        0

Increase(decrease) in net
 assets from investment
 activity                (3,887) (2,333)    (1,763)  (2,129)   (1,419)      333        0        0

From capital transactions
  (Note 3):

Proceeds from
 shares sold                 425   1,065        412    2,208    14,692   10,661    2,409    3,932
Net asset value of shares
 issued through dividend
 reinvestment                  9   1,009        201    1,556     2,067    1,152      162      239
Cost of shares redeemed    (923) (1,640)    (1,528)  (1,876)   (7,877)  (6,625)  (2,905)  (3,370)

Increase (decrease) in net
 assets from capital
 transactions              (489)     434      (915)    1,888     8,882    5,188    (334)      801

Total increase (decrease) in
 net assets              (4,376) (1,899)    (2,678)    (241)     7,463    5,521    (334)      801

Net assets at beginning
 of period                 7,399   9,298      9,208    9,449    25,394   19,873    4,501    3,700

Net assets at end
 of period                $3,023  $7,399     $6,530   $9,208   $32,857  $25,394   $4,167   $4,501

Accumulated undistributed net
 investment income            $0      $0         $0       $1        $0      $11       $0       $0

<PAGE 23>

Notes To Financial Statements December 31, 2001

1.    SIGNIFICANT ACCOUNTING POLICIES:
      Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $2 billion.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Select Technology Fund (formerly Small-Cap Fund). The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $2 billion to $7 billion.

Blue Chip Fund (formerly Large-Cap Fund). The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $7 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

      (a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

      (b)   Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

<PAGE 24>

Notes To Financial Statements December 31, 2001

      (c)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the losses amounted to $6,289,514 for the Monetta Mid-Cap Equity Fund, which will expire on December 31, 2009, $2,810,665 for the Monetta Blue Chip Fund, which will expire on December 31, 2009, $1,248,364 for the Monetta Select Technology Fund, which will expire on December 31, 2009, $28,587,211 for the Monetta Fund, which will expire on December 31, 2009, and $1,786,807 for the Monetta Balanced Fund, which will expire on December 31, 2009.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

      (d)   General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized using the interest method. Income received from class action settlements is recorded as other income when received.

      (e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. For the Monetta Balanced Fund, Monetta Blue Chip Fund, Monetta Mid-Cap Equity Fund and Monetta Select Technology Fund permanent book and tax differences relating to excise distribution requirements and the use of accumulated earnings and profits in the amount of $14,019, $9,091, $63,772, and $10,511, respectively, were reclassified from accumulated net realized gain to capital. For the Monetta Intermediate Bond Fund a return of capital distribution in the amount of $86,988 and a distribution out of current earnings and profits in the amount of $375,772 were reclassified from accumulated net realized gain to capital.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2001, the Monetta Mid-Cap Equity Fund, Monetta Blue Chip Fund, Monetta Select Technology Fund, and Monetta Fund had net operating losses of $74,485, $73,365, $37,196, and $104,113, respectively for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

      (f)   Reclassifications
Certain items have been reclassified to be consistent with the current year's presentation.

<PAGE 25>

Notes To Financial Statements December 31, 2001


2.    RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2001, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly at the following annual rate:

                                  First $300    Next $200
                                  million in    million in    Net assets over
                                  net assets    net assets    $500 million
Monetta Fund                      0.95%         0.90%         0.85%
Monetta Small-Cap Equity Fund     0.75%         0.70%         0.65%
Monetta Mid-Cap Equity Fund       0.75%         0.70%         0.65%
Monetta Large Cap Fund            0.75%         0.70%         0.65%

Monetta Balanced Fund                     0.40% of total net assets
Monetta Intermediate Bond Fund            0.35% of total net assets
Monetta Government Money Market Fund*     0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personal for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived for the year ended December 31, 2001, for the Intermediate Bond Fund were $14,159 of total fees of $108,670. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2001, for the Government Money Market Fund, were $11,253, and $4,502, respectively.

Monetta Financial Services, Inc., as of December 31, 2001 owned 23,941 shares or 8.1% of the Select Technology Fund, 56,637 shares or 8.9% of the Balanced Fund and, 8,934 shares or 2.0% of the Blue Chip Fund. Monetta Financial Services, Inc. owns less than 1% of the Monetta Fund, Mid-Cap Equity Fund, Intermediate Bond Fund and the Government Money Market Fund.

3. SUB-ADVISER:
Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser,for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only tothe fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

<PAGE 26>

Notes To Financial Statements                          December 31, 2001

4.    CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                                                                            Gov't
                                   Select      Mid-Cap                        Intermediate  Money
                         Monetta   Technology  Equity   Blue Chip   Balanced  Bond          Market
(In Thousands)           Fund      Fund*       Fund     Fund**      Fund      Fund          Fund
2000 Beginning Shares      5,974     244         956      463         581     1,940           3,700
Shares sold                  593     161          72       54         132     1,050           3,932
Shares issued upon
 dividend reinvestment     3,353      76         460       70         120       114             239
Shares redeemed          (1,139)   (169)       (108)     (81)       (114)     (651)         (3,370)
Net increase (decrease)
 in shares outstanding     2,807      68         424       43         138       513             801
2001 Beginning Shares      8,781     312       1,380      506         719     2,453           4,501
Shares sold                  424     102         145       49          37     1,391           2,409
Shares issued upon
 dividend reinvestment         0       1           9        1          19       199             162
Shares redeemed          (1,236)   (121)       (266)    (105)       (140)     (755)         (2,905)
Net increase (decrease)
 in shares outstanding     (812)    (18)       (112)     (55)        (84)       835           (334)
Ending Shares              7,969     294       1,268      451         635     3,288           4,167

* Formerly Small-Cap Fund
** Formerly Large-Cap Fund


5.    PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2001, excluding short-term securities were: Monetta Fund, $327,401,962 and $344,629,863; Select Technology Fund (formerly Small-Cap), $12,137,662 and $12,115,391; Mid-Cap Fund, $30,790,788 and $31,321,031; Blue
Chip Fund (formerly Large-Cap), $16,210,213 and $16,530,102; Balanced Fund, $15,294,331 and $16,263,930; and Intermediate Bond Fund, $80,502,936 and
$75,806,539. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $3,813,943 and $3,507,683; and Intermediate Bond Fund, $35,328,699.4 and
$27,138,447.

6.    DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology (formerly Small-Cap), Mid-Cap, Blue Chip (formerly Large-Cap), Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

7.    FEES PAID INDIRECTLY:
Various Fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2001 are as follows: Monetta Fund, $55,661; Select Technology Fund, $12,878; Mid-Cap Fund, $14,416; Blue Chip Fund, $13,870; Balanced Fund, $9,477; Intermediate Bond Fund, $11,475 and Government Money Market Fund, $9,365. These expenses are reported on the Other Expenses line of the Statement of Operations.

<PAGE 27>

Notes To Financial Statements December 31, 2001

8.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

MONETTA FUND

                        2001       2000      1999     1998     1997
Net asset value at
 beginning of period     $11.779    $22.711  $14.964  $17.274  $15.842

Net investment
 income (loss)           (0.013)    (0.021)    0.075  (0.104)  (0.041)

Net realized and unrealized gain
 (loss) on investments   (2.470)    (3.911)    7.672  (1.554)    4.223

Total from investment
 operations:             (2.483)    (3.932)    7.747  (1.658)    4.182

Less:
 Distributions from net investment
  income                   0.000    (0.095)    0.000    0.000    0.000

 Distributions from short-term capital
  gains, net (a)           0.000    (4.925)    0.000  (0.283)  (1.910)

 Distributions from
  net realized gains       0.000    (1.980)    0.000  (0.369)  (0.840)

Total distributions        0.000    (7.000)    0.000  (0.652)  (2.750)

Net asset value
 at end of period         $9.296    $11.779  $22.711  $14.964  $17.274

Total return            (21.05%)   (15.97%)   51.80%  (9.03%)   26.18%

Ratio to average net assets:
 Expenses-Net              1.49%      1.32%    1.45%    1.36%    1.48%
 Expenses-Gross(b)         1.55%      1.32%    1.45%    1.36%    1.48%
 Net investment income   (0.12%)    (0.09%)    0.50%  (0.64%)  (0.24%)
 Portfolio turnover       469.5%     353.8%   210.9%   107.5%    97.8%
Net assets ($ millions)    $74.1     $103.4   $135.7   $124.7   $163.4

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 28>

Notes To Financial Statements                          December 31, 2001

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

SELECT TECHNOLOGY FUND (formerly Small-Cap Fund)

                                                                       2/1/97
                                                                       Through
                               2001      2000      1999     1998       12/31/97
Net asset value at beginning
 of period                      $13.450   $21.831  $13.396  $13.900    $10.000
Net investment income (loss)    (0.125)   (0.274)  (0.264)  (0.272)    (0.148)
Net realized and unrealized
 gain (loss) on
 investments                    (2.875)   (4.182)    8.699  (0.136)      4.878
Total from investment
 operations                     (3.000)   (4.456)    8.435  (0.408)      4.730
Less:
 Distributions from net
  investment income               0.000     0.000    0.000    0.000      0.000
 Distributions from short-term
  capital gains, net (a)        (0.030)   (3.160)    0.000  (0.096)    (0.830)
 Distributions from net
  realized gains                (0.006)   (0.765)    0.000    0.000     0.000
Total distributions             (0.036)   (3.925)    0.000  (0.096)    (0.830)
Net asset value at
 end of period                  $10.414   $13.450  $21.831  $13.396    $13.900
Total return*                  (22.34%)  (18.74%)   62.91%  (2.81%)     47.17%
Ratios to average net assets:
 Expenses - Net*                  2.50%     1.95%    2.36%    2.39%      1.75%
 Expenses - Gross*(b)             2.91%     1.95%    2.36%    2.39%      1.75%
 Net investment income*         (1.10%)   (1.33%)  (1.82%)  (2.04%)    (1.13%)
 Portfolio turnover              472.1%    492.6%   265.0%   200.4%     138.8%
Net assets
($ thousands)                    $3,068    $4,202   $5,332   $3,980     $2,518

MID-CAP EQUITY FUND

                               2001      2000      1999      1998      1997
Net asset value at beginning of
  period                        $11.802   $20.355  $13.571   $14.975   $14.814
Net investment
 income (loss)                  (0.056)   (0.119)  (0.099)     0.022   (0.045)
Net realized and unrealized
 gain (loss) on
 investments                    (5.025)   (2.704)    7.225   (0.266)     4.296
Total from investment
 operations                     (5.081)   (2.823)    7.126   (0.244)     4.251
Less:
 Distributions from net
  investment income               0.000     0.000    0.000   (0.022)     0.000
 Distributions from short-term
  capital gains, net (a)        (0.039)   (4.270)  (0.342)   (0.477)   (1.452)
 Distributions from net
  realized gains                (0.012)   (1.460)    0.000   (0.661)   (2.638)
Total distributions             (0.051)   (5.730)  (0.342)   (1.160)   (4.090)
Net asset value at end
 of period                       $6.670   $11.802  $20.355   $13.571   $14.975
Total return                   (43.05%)  (12.69%)   53.39%   (0.85%)    29.14%
Ratios to average net assets:
  Expenses - Net                  1.45%     1.21%    1.25%     1.21%     1.26%
  Expenses - Gross (b)            1.58%     1.21%    1.25%     1.21%     1.26%
  Net investment income         (0.71%)   (0.56%)  (0.67%)     0.15%   (0.28%)
  Portfolio turnover             328.3%    194.6%   170.4%    237.6%    137.8%
Net assets ($ thousands)         $8,455   $16,284  $19,458   $18,920   $21,908

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 29>

Notes To Financial Statements                      December 31, 2001

BLUE CHIP FUND (formerly Large-Cap Fund)

                          2001      2000      1999     1998     1997
Net asset value at beginning of
 period                    $14.610   $20.062  $13.437  $13.359  $12.266
Net investment
 income (loss)             (0.154)   (0.197)  (0.147)  (0.068)  (0.007)
Net realized and unrealized
 gain (loss)
 on investments            (7.729)   (2.837)    7.297    1.074    3.250
Total from investment
 operations                (7.883)   (3.034)    7.150    1.006    3.243
Less:
  Distributions from net
   investment income         0.000     0.000    0.000    0.000    0.000
  Distributions from short-term
   capital gains, net (a)    0.000   (0.108)  (0.078)  (0.714)  (1.113)
  Distributions from net
   realized gains          (0.020)   (2.310)  (0.447)  (0.214)  (1.037)
Total distributions        (0.020)   (2.418)  (0.525)  (0.928)  (2.150)
Net asset value at
 end of period              $6.707   $14.610  $20.062  $13.437  $13.359
Total return              (53.94%)  (14.96%)   53.98%    8.99%   26.64%
Ratios to average net assets:
  Expenses - Net             2.38%     1.61%    1.66%    1.86%    1.51%
  Expenses - Gross (b)       2.72%     1.61%    1.66%    1.86%    1.51%
  Net investment income    (1.76%)   (0.99%)  (0.91%)  (0.52%)  (0.05%)
  Portfolio turnover        394.1%    155.6%    81.4%   207.5%   123.2%
Net assets ($ thousands)    $3,023    $7,399   $9,298   $4,185   $4,265

BALANCED FUND

                               2001       2000     1999     1998     1997
Net asset value at beginning of
 period                         $12.813   $16.268  $14.476  $14.078  $12.643
Net investment income (loss)      0.279     0.318    0.239    0.290    0.264
Net realized and unrealized
 gain (loss) on investments     (2.504)   (1.173)    3.741    0.838    2.398
Total from investment
 operations                     (2.225)   (0.855)    3.980    1.128    2.662
Less:
  Distributions from net
   investment income            (0.284)   (0.310)  (0.265)  (0.286)  (0.224)
  Distributions from short-term
   capital gains, net (a)       (0.007)   (0.850)  (1.468)  (0.389)  (0.927)
  Distributions from net
   realized gains               (0.015)   (1.440)  (0.455)  (0.055)  (0.076)
Total distributions             (0.306)   (2.600)  (2.188)  (0.730)  (1.227)
Net asset value at
 end of period                  $10.282   $12.813  $16.268  $14.476  $14.078
Total return                   (17.34%)   (5.15%)   29.60%    8.59%   21.21%
Ratios to average net assets:
  Expenses - Net                  1.10%     0.96%    0.95%    0.84%    1.02%
  Expenses - Gross (b)            1.23%     0.96%    0.95%    0.84%    1.02%
  Net investment income           2.58%     1.94%    1.55%    2.06%    1.88%
  Portfolio turnover             211.5%    167.4%    71.3%   127.7%   115.9%
Net assets ($ thousands)         $6,530    $9,208   $9,449  $14,489  $12,054

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 30>

Notes To Financial Statements                    December 31, 2001

INTERMEDIATE BOND FUND

                              2001      2000      1999     1998      1997
Net asset value at beginning of
 period                       $10.352   $10.244   $10.652  $10.445   $10.208
Net investment income           0.587     0.691     0.602    0.592     0.599
Net realized and unrealized gain
 (loss) on investments        (0.121)     0.102   (0.435)    0.269     0.278
Total from investment
 operations                     0.466     0.793     0.167    0.861     0.877
Less:
  Distributions from net
   investment income          (0.589)   (0.685)   (0.565)  (0.577)   (0.592)
  Distributions from short-term
   capital gains, net (a)     (0.163)     0.000   (0.004)  (0.038)   (0.047)
  Distributions from net realized
   gains                      (0.073)     0.000   (0.006)  (0.039)   (0.001)
Total distributions           (0.825)   (0.685)   (0.575)  (0.654)   (0.640)
Net asset value at end
 of period                     $9.993   $10.352   $10.244  $10.652   $10.445
Total return                    4.44%     8.13%     1.60%    8.38%     8.91%
Ratios to average net assets:
 Expenses - Net                 0.65%     0.57%     0.54%    0.55%     0.65%
 Expenses - Gross (b)           0.73%     0.69%     0.74%    0.75%     0.87%
 Net investment income-Net      5.57%     6.82%     5.78%    5.59%     5.82%
 Net investment income-Gross(b) 5.49%     6.69%     5.58%    5.39%     5.60%
 Portfolio turnover            263.0%    120.3%    115.2%    52.0%     96.7%
Net assets ($ thousands)      $32,857   $25,394   $19,873   $6,676    $3,933

GOVERNMENT MONEY MARKET FUND

                                   2001     2000     1999     1998     1997
Net asset value at beginning of
 period                             $1.000   $1.000   $1.000   $1.000   $1.000
Net investment income                0.036    0.059    0.047    0.051    0.050
Net realized and unrealized gain
 (loss) on investments               0.000    0.000    0.000    0.000    0.000
Total from investment operations     0.036    0.059    0.047    0.051    0.050
Less:
  Distributions from net
   investment income               (0.036)  (0.059)  (0.047)  (0.051)  (0.050)
  Distributions from short-term
   capital gains, net (a)            0.000    0.000    0.000    0.000    0.000
  Distributions from net realized
   gains                             0.000    0.000    0.000    0.000    0.000
Total distributions                (0.036)  (0.059)  (0.047)  (0.051)  (0.050)
Net asset value at end
  of period                         $1.000   $1.000   $1.000   $1.000   $1.000
Total return                         3.67%    6.03%    4.85%    5.24%    5.15%
Ratios to average net assets:
  Expenses - Net                     0.38%    0.40%    0.35%    0.32%    0.39%
  Expenses - Gross (b)               1.09%    0.74%    0.70%    0.68%    0.76%
  Net investment income-Net          3.61%    5.89%    4.71%    5.11%    5.02%
  Net investment income-Gross (b)    2.91%    5.55%    4.36%    4.76%    4.65%
  Portfolio turnover                   N/A      N/A      N/A      N/A      N/A
Net assets ($ thousands)            $4,167   $4,501   $3,700   $4,095   $4,464

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 31>

INDEPENDENT AUDITORS' REPORT

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Select Technology Fund (Formerly Small-Cap Fund), Mid-Cap Equity Fund, Blue Chip Fund (Formerly Large-Cap Fund), Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective Funds constituting the Monetta Trust as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.







Chicago, Illinois
January 17, 2002

<PAGE 32>



Monetta Fund, Inc.
Special Meeting of Shareholders
December 3, 2001

The Monetta Fund, Inc. held a special meeting on December 3, 2001, for shareholders of record on October 9, 2001 to elect an expanded slate of directors in order to increase the number of independent directors serving the Fund. In addition, shareholders were asked to:

..     Approve a revised advisory agreement with Monetta Financial Services,
Inc. to unbundle certain expenses from the advisory fee and reduce the investment advisory fee;

..     Approve a proposal that would modify the Fund's investment objective by removing current income as a secondary objective;

..     Approve proposals that are intended to help the Fund increase investment flexibility, modernize investment restrictions and have the Fund's investment restrictions match those of the Monetta Trust for uniformity of compliance; and
..
      Ratify the selection of KPMG LLP as independent accountants of the Fund.

As of the record date, there were a total of 8,202,190.185 eligible votes for the Monetta Fund. The results of voting were as follows (by number of shares):

                            Affirmative    Against
      Item                  Votes          Votes         Abstentions  Broker Non-votes
1. Election of Directors:
    Robert S. Bacarella     3,892,252.736  N/A           270,555.983  None
    John W. Bakos           3,913,252.087  N/A           249,556.632  None
    Maria Cesario De Nicolo 3,904,341.462  N/A           258,467.257  None
    John L. Guy             3,917,391.807  N/A           245,416.912  None
    Marlene Zielonka Hodges 3,915,210.754  N/A           247,597.965  None
    Mark F. Ogan            3,916,486.427  N/A           246,322.292  None
    William M. Valiant      3,906,810.391  N/A           255,998.328  None

2. Revise Investment
    Advisory Agreement      3,461,926.713  358,085.747   236,150.259 106,646.000

3. Modify Fund's investment
    objectives              3,525.568.889  281,790.234   248,803.596 106,646.000

4. Amend Fund's investment restrictions:
    A. Diversification      3,526,113.451  270,071.754   259,977.514 106,646.000
    B. Concentration        3,533,887.118  249,424.554   272,851.047 106,646.000
    C. Senior Securities    3,495,707.141  275,801.740   284,653.838 106,646.000
    D. Borrowing            3,486,264.565  296,939.082   272,959.072 106,646.000
    E. Underwriting         3,473,115.438  301,011.997   282,035.284 106,646.000
    F. Commodities & real
        estate              3,485,561.484  296,540.760   274,060.475 106,646.000
    G. Making loans         3,445,037.999  333,780.289   277,344.431 106,646.000
    H. Issuer's securities  3,440,993.137  350,402.375   264,767.207 106,646.000
    I. Short selling & margin
        purchases           3,422,751.868  371,020.706   262,390.145 106,646.000
    J. Companies with affiliated
        persons             3,336,774.347  466,283.742   253,104.630 106,646.000
    K. Companies continuous
        operations          3,411,004.674  397,803.182   247,354.863 106,646.000
    L. Investment companies 3,432,943.019  372,455.927   250,763.773 106,646.000
    M. Illiquid securities & repurchase
        agreements          3,374,347.612  424,510.178   257,304.929 106,646.000
    N. Exercising control   3,421,028.555  384,749.798   250,384.366 106,646.000

5. Election of Independent
    accountants             3,849,808.928   95,872.003   217,127.788 None

<PAGE 33>

Monetta Trust
Special Meeting of Shareholders
December 3, 2001


The Monetta Trust held a special meeting on December 3, 2001, for shareholders of record on October 9, 2001 to elect/re-elect the trustees serving the Trust. Shareholders were also asked to approve a revised advisory agreement with Monetta Financial Services, Inc. to unbundle certain expenses from the advisory fee and to ratify the selection of KPMG LLP as independent accountants for the Trust.

In addition, the shareholders of each of the Intermediate Bond Fund, the Government Money Market Fund and the Balanced Fund were asked to approve a new sub-advisory agreement with Ambassador Capital Management LLC.

As of the record date, the eligible votes for each series in the Monetta Trust were as follows:

            290,582.579 eligible votes for the Small-Cap Fund
            1,304,569.437 eligible votes for the Mid-Cap Fund
            457,607.154 eligible votes for the Large-Cap Fund
            668,667.527 eligible votes for the Balanced Fund
            3,238,121.920 eligible votes for the Intermediate Bond Fund 4,583,464.100 eligible votes for the Government Money Market Fund 10,543,012.717 eligible votes for all series of the Monetta Trust

The results of voting were as follows (by number of shares):

                Item          Affirmative    Against      Abstentions   Broker
                              Votes          Votes                      Non-votes
1.  Election of Directors:
     Robert S. Bacarella      5,488,205.477  N/A          222,357.834   None
     John W. Bakos            5,495,747.355  N/A          214,815.976   None
     Maria Cesario De Nicolo  5,495,118.046  N/A          215,445.265   None
     John L. Guy              5,489,807.919  N/A          220,755.392   None
     Marlene Zielonka Hodges  5,496,418.425  N/A          214,114.886   None
     Mark F. Ogan             5,496,649.754  N/A          213,913.557   None
     William M. Valiant       5,486,439.172  N/A          224,124.139   None

2.  Revise Investment Advisory Agreement
     Small-Cap Fund             137,533.929   10,799.627    2,815.555     5,601.000
     Mid-Cap Fund               536,025.425   91,267.465   76,900.242    36,942.000
     Large-Cap Fund             195,744.322   22,236.409   24,121.409    11,805.000
     Balanced Fund              349,430.775   17,807.113    8,461.978    33,302.000
     Intermediate Bond Fund   1,150,303.011   47,975.130   71,118.891   394,667.000
     Government Money Market
      Fund                    2,271,494.610  147,893.910   66,316.270   None

3.  Ratify selection of independent
     accountants              5,359,035.501  117,401.365  234,126.445   None

4.  Sub-advisory agreement:
     Balanced Fund              390,079.627   10,342.826    8,579.413   None
     Intermediate Bond Fund   1,567,456.736   24,726.618   71,880.678   None
     Government Money Market
      Fund                    2,288,225.060  100,951.160   96,528.570   None

<PAGE 34>


Directors/Trustees

Name (age)                          Principal Occupation During Past 5 Years       Other Directorships and
 Position(s) Held with                                                             Affiliations
 Fund/Trust

Independent ("disinterested") Directors/Trustees

John L. Guy (49)                    Executive Director, Wachovia Corp. (formerly   Director Boys & Girls Club
Trustee since 1993                  First Union Nat'l Bank), Small Business        of Chicago
Director since 1998                 Solutions, since Nov. 1999; President, Heller
                                    Small Business Lending Corporation (formerly
                                    Heller First Capital Corp.), May 1995 to Nov.
                                    1999.

Marlene Zielonka Hodges (53)        Director of Finance for Women's Apparel,
Director and Trustee since 2001     Sears Roebuck & Company from 1970 retired
                                    November 2001.

Mark F. Ogan (59)                   President, DuPage Capital Management, Ltd.,    Director JMI-USA, Inc.
Director since 1988                 since April 1995.                              and Director Montini
Trustee since 1993                                                                 Catholic High School.

William M. Valiant (76)             Director of Monetta Financial Services, Inc.,
Trustee since 1993                  (Adviser), February 1991 to 1997;
Director since 2001                 Director, MIS, 1988 tp 1997;Vice President
                                    and Treasurer, Borg-Warner
                                    Corporation, retired, July 1990.

Inside ("interested") Directors/Trustees

Robert S. Bacarella (52)            Chairman, Chief Executive Officer and          Wheaton Police Pension
Director and President since 1985   President since April 1997; Chairman and       Board, 1994 to 2001.
Trustee and President since 1993    Chief Executive Officer of Adviser, 1996 to
                                    1997; President of the Adviser 1984 to 1996;
                                    Director of the Adviser since 1984

John W. Bakos (54)                  Division Placement Manager, Sears, Roebuck
Director since 1985                 & Co., since 1969.
Trustee since 1996

Maria Cesario DeNicolo (52)         Chief Financial Officer of the Adviser, since
Director and Trustee since 2001     May 1997; Secretary and Treasurer of the
Chief Financial Officer since 1998  Adviser since 1996; Director of the Adviser
Treasurer of the Fund and Trust     since 1995
 since 1993 & 1994, respectively
Secretary of the Fund and Trust
 since 1998 & 1993, respectively


All of the above Directors and Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund and Monetta Trust, respectively, to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the six funds in the Monetta Trust. The address for each director is the Adviser's office.

<PAGE 35>


Monetta Family of Mutual Funds                            Postage Indicia
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133

                          PART C -- OTHER INFORMATION
                          ---------------------------

Item 23.          Exhibits
---------         ---------

(a)    Agreement and Declaration of Trust (1)

(b)    Bylaws (1)

(c)    None

(d)(1) Investment Advisory Agreement dated December 3, 2001 with Monetta Financial Services, Inc.

(d)(2) Sub-Advisory Agreement dated December 3, 2001 with Ambassador Capital Management

(e)    Distribution Agreement dated May 1, 2002 with Quasar Distributors,
      LLC(4)

(f)    None

(g)(1) Custody agreement with U.S. Bank, N.A. (formerly Firstar Trust Company)
        (1)

(g)(2) Addendum to Custody Agreement with U.S. Bank, N.A. (formerly Firstar Trust Company) adding Monetta Blue Chip (formerly Large-Cap) Fund and Monetta Balanced Fund to Custody Agreement (1)

(g)(3) Addendum to Custody Agreement with U.S. Bank, N.A. (formerly Firstar Trust Company) adding Monetta Select Technology (formerly Small-Cap) Fund to Custody Agreement (2)

(h)(1) Transfer agency agreement with U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) (1)

(h)(2) Addendum to Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) adding Monetta Blue Chip (formerly
        Large-Cap) Fund and Monetta Balanced Fund to Transfer     Agency
        Agreement (1)

(h)(3) Addendum to Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC (formerly Firstar Trust Company) adding Monetta Select Technology (formerly Small-Cap) Fund to Transfer Agency Agreement (2)

(i)(1) Opinion of counsel dated January 18, 1993 (1)

(i)(2) Opinion of counsel with respect to Monetta Blue Chip (formerly Large-
        Cap) Equity Fund and Monetta Balanced Fund dated August 1, 1995 (1)

(i)(3) Opinion of counsel with respect to Monetta Select Technology (formerly Small-Cap Equity) Fund dated January 30, 1997 (2)

(i)(4) Opinion of counsel with Respect to Monetta Blue Chip (formerly Large-Cap Equity) Fund and Monetta Balanced Fund dated August 1, 1995 (1)

(i)(5) Opinion of counsel with respect to Monetta Select Technology (formerly Small-Cap Equity) Fund dated January 27, 1997 (2)

(j)(1) Consent of independent auditors

(j)(2) Consent of counsel

(k)    Not applicable

(l)    Subscription agreement (1)

(m)    Service and Distribution Plan (1)

(n)    Not applicable

(p)    Code of Ethics (3)

(1) Previously filed as an exhibit to post-effective amendment no. 8 to Registrant's registration statement on Form N-1A no. 33-54822, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 2 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

(3) Previously filed as an exhibit to post-effective amendment no. 15 to Registrant's registration statement on form N-1A no. 33-54822, and incorporated herein by reference.

(4) Agreement will be filed with final filing on or before May 1, 2002.

Item 24.  Persons Controlled By or Under Common Control with Registrant
--------  -------------------------------------------------------------

The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.

Item 25.  Indemnification
--------  ---------------

Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides in effect that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Fund, Inc. and to individual and institutional clients. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; and Maria C. DeNicolo, Chief Financial Officer, Secretary, Treasurer and Director. The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella, and Ms. DeNicolo is incorporated herein by reference.

Item 27.    Principal Underwriters
--------    ----------------------

(a) Quasar Distributors, LLC (the "Distributor") also acts as principal underwriter for the following investment companies:


CULLEN FUNDS TRUST
COUNTRY MUTUAL FUNDS TRUST
THE HENNESSY MUTUAL FUNDS, INC.
THE HENNESSY FUNDS, INC.
KIT COLE INVESTMENT TRUST
EVEREST FUNDS
BRANDYWINE ADVISORS FUND (EXCEPT FOR BRANDYWINE BLUE FUND)
LIGHT REVOLUTION FUND, INC.
IPS FUNDS
THE JENSEN PORTFOLIO
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
THE LINDNER FUNDS
AHA INVESTMENT FUNDS
WEXLER TRUST, THE MUHLENKAMP FUND
MUTUALS.COM, THE GENERATION WAVE FUNDS
FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.
FIRST AMERICAN STRATEGY FUNDS, INC.
FIRST AMERICAN CLOSED END FUNDS
ZODIAC TRUST, CONNING MONEY MARKET PORTFOLIO
CCMA SELECT INVESTMENT MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     CCMA SELECT MONEY MARKET FUND
     CCMA SELECT INTERNATIONAL CORE EQUITY FUND
CCM ADVISORS FUNDS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     Limited Maturity Fixed Income Master Portfolio
     Full Maturity Fixed Income Master Portfolio
     Diversified Equity Master Portfolio
     Balanced Master Portfolio
GLENMEDE FUND, INC. MULTIPLE SERIES TRUST
     GOVERNMENT CASH PORTFOLIO
     TAX-EXEMPT CASH PORTFOLIO
     CORE FIXED INCOME
     STRATEGIC EQUITY PORTFOLIO
     INSTITUTIONAL INTERNATIONAL PORTFOLIO
     INTERNATIONAL PORTFOLIO
     SMALL CAPITALIZATION VALUE PORTFOLIO
     LARGE CAP VALUE PORTFOLIO
     SMALL CAPITALIZATION GROWTH PORTFOLIO
     CORE VALUE PORTFOLIO
DAL INVESTMENT COMPANY
FORT PITT CAPITAL FUNDS
MW CAPITAL MANAGEMENT FUNDS
QUINTARA FUNDS
JACOB INTERNET FUND

QUASAR CLIENTS DUE TO FFDI MERGER, EFFECTIVE 10/1/01:
ADVISOR SERIES TRUST MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AMERICAN TRUST ALLEGIANCE FUND
     AVATAR ADVANTAGE BALANCE FUND
     AVATAR ADVANTAGE EQUITY ALLOCATION FUND
     CAPITAL ADVISORS GROWTH FUND
     CHASE GROWTH FUND
     EDGAR LOMAX VALUE FUND
     HOWARD EQUITY FUND
     THE JACOBS FUND
     NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
     SEGALL BRYANT & HAMILL MID CAP FUND
     THE AL FRANK FUND
     THE ROCKHAVEN FUND
     THE ROCKHAVEN PREMIER DIVIDEND FUND
BRANDES INVESTMENT TRUST, BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND, BUILDERS FIXED INCOME FUND, INC.
DESSAUER FUND GROUP, THE DESSAUER GLOBAL EQUITY FUND
FFTW FUNDS, INC.
HARDING LOEVNER FUNDS, INC.
INVESTEC FUNDS
KAYNE ANDERSON FUNDS
PIC INVESTMENT TRUST FUNDS [PROVIDENT INVESTMENT COUNSEL]
PROFESSIONALLY MANAGED PORTFOLIOS (PMP), MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS :
     AVONDALE HESTER TOTAL RETURN FUND
     HARRIS BRETALL SULLIVAN & SMITH GROWTH FUND
     JC EDWARDS EQUITY MASTERS FUND
     LIGHTHOUSE CONTRARIAN FUND
     PORTFOLIO 21
     PZENA FOCUSED VALUE FUND
     THE OSTERWEIS FUND
     U.S. GLOBAL LEADERS GROWTH FUND
     WOMEN'S EQUITY MUTUAL FUND
PURISMA FUNDS
RANIER FUNDS
RNC FUNDS
SEIX FUNDS, INC.
TIFF INVESTMENT PROGRAM, INC.
TRUST FOR INVESTMENT MANAGERS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     MCCARTHY INSTITUTIONAL FUND
     SYM SELECT GROWTH FUND
     VILLERE BALANCED FUND
TT INTERNATIONAL

Quasar Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar Distributors, LLC is a wholly-owned subsidiary of U.S. Bancorp, a publicly traded company on the New York Stock Exchange under the ticker symbol USB. From February 1, 1997 through April 30, 2002, the distributor was Funds Distributor, Inc.

(b) The information required by this Item 27(b) with respect to each director, officer, or partner of Quasar Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Quasar Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-52323).

(c)  Not applicable






Item 28.  Location of Accounts and Records
--------  --------------------------------

Maria C. DeNicolo
Monetta Financial Services, Inc.
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60187-8133

Item 29.  Management Services
--------  -------------------

None

Item 30.  Undertakings
--------  ------------

(a)  Not applicable

(b)  Not applicable

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

(d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares of beneficial interest, and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940.




Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned duly authorized Officer.

                            MONETTA TRUST



                            By: /s/ Robert S. Bacarella
                                --------------------------------------
                                Robert S. Bacarella, President


Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

        Name                          Title                           Date
        ----                          -----                           ----

/s/ Robert S. Bacarella       Trustee and President         )
------------------------      (principal executive officer) )
Robert S. Bacarella                                         )
                                                            )
                                                            )
/s/ John W. Bakos             Trustee                       )
--------------------                                        )
John W. Bakos                                               )
                                                            )
                                                            )
/s/ John L. Guy, Jr.          Trustee                       )
----------------------                                      )
John L. Guy, Jr.                                            )
                                                            )
                                                            )
/s/ Mark F. Ogan                                            )
-------------------           Trustee                       )
Mark F. Ogan                                                )April 30, 2002
                                                            )
                                                            )
/s/ William Valiant           Trustee                       )
----------------------------                                )
William Valiant                                             )
                                                            )
                                                            )
/s/ Maria Cesario De Nicolo                                 )
----------------------------  Treasurer                     )
Maria Cesario De Nicolo       (principal financial officer) )
                                                            )
                                                            )
/s/ Marlene Zielonka Hodges   Trustee                       )
----------------------------                                )
Marlene Zielonka Hodges                                     )

Exhibit (d)(1)

                         INVESTMENT ADVISORY AGREEMENT


This investment advisory agreement is made as of 3rd day of December,2001 between MONETTA TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and MONETTA FINANCIAL SERVICES, INC., a Delaware corporation registered under the Investment Advisers Act of 1940 as an investment adviser (the "Adviser").

The Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets.
THE TRUST IS NOW AUTHORIZED TO OFFER SHARES IN SIX SERIES: MONETTA SMALL-CAP EQUITY FUND, MONETTA MID-CAP EQUITY FUND, MONETTA LARGE CAP EQUITY FUND, MONETTA BALANCED FUND, MONETTA INTERMEDIATE BOND FUND AND MONETTA GOVERNMENT MONEY MARKET FUND, WHICH ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS A "FUND" AND TOGETHER AS THE "FUNDS". THE TERM "FUNDS" ALSO MEANS THE FUNDS AND ANY OTHER SERIES OF THE TRUST THAT HAS BECOME A "FUND" UNDER PARAGRAPH 1(B) OF THIS AGREEMENT.

   THE TRUST AND THE ADVISER AGREE:
        1. Appointment of Adviser. (a) The Trust appoints the Adviser to act as manager and investment adviser to the Funds for the period and on the terms provided in this Agreement. The Adviser accepts that appointment and agrees to provide the services described in this Agreement, for the compensation provided in paragraph 6.
        (B) IF THE TRUST ESTABLISHES ONE OR MORE SERIES OF SHARES OTHER THAN THE FUNDS WITH RESPECT TO WHICH IT WANTS TO APPOINT THE ADVISER AS MANAGER AND INVESTMENT ADVISER UNDER THIS AGREEMENT, IT SHALL NOTIFY THE ADVISER IN WRITING, INDICATING THE ADVISORY FEE WHICH WILL BE PAYABLE WITH RESPECT TO THE ADDITIONAL SERIES OF SHARES. IF THE ADVISER IS WILLING TO ACCEPT THAT APPOINTMENT, IT SHALL NOTIFY THE TRUST IN WRITING, WHEREUPON SUCH SERIES OF SHARES BECOME A FUND HEREUNDER.

        2.  SERVICES OF ADVISER.   (A)  THE ADVISER SHALL MANAGE THE INVESTMENT
AND REINVESTMENT OF THE ASSETS OF EACH FUND AND THE GENERAL BUSINESS AFFAIRS OF EACH FUND AND OF THE TRUST, SUBJECT TO THE SUPERVISION OF THE BOARD OF TRUSTEES OF THE TRUST. THE ADVISER SHALL GIVE DUE CONSIDERATION TO THE INVESTMENT POLICIES AND RESTRICTIONS AND THE OTHER STATEMENTS CONCERNING EACH FUND IN THE TRUST'S AGREEMENT AND DECLARATION OF TRUST, BYLAWS AND REGISTRATION STATEMENTS UNDER THE 1940 ACT AND THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND TO THE PROVISIONS OF THE INTERNAL REVENUE CODE APPLICABLE TO THE TRUST AS A REGULATED INVESTMENT COMPANY. THE ADVISER SHALL BE DEEMED FOR ALL PURPOSES TO BE AN INDEPENDENT CONTRACTOR AND NOT AN AGENT OF THE TRUST OR THE FUNDS, AND UNLESS OTHERWISE EXPRESSLY PROVIDED OR AUTHORIZED, SHALL HAVE NO AUTHORITY TO ACT OR REPRESENT THE TRUST OR THE FUNDS IN ANY WAY.

        (B) THE ADVISER SHALL PLACE ALL ORDERS FOR THE PURCHASE AND SALE OF PORTFOLIO SECURITIES FOR THE ACCOUNT OF EACH FUND WITH BROKERS OR DEALERS SELECTED BY THE ADVISER, ALTHOUGH EACH FUND WILL PAY THE BROKERAGE COMMISSIONS ON ITS PORTFOLIO TRANSACTIONS IN ACCORDANCE WITH PARAGRAPH 4. IN EXECUTING PORTFOLIO TRANSACTIONS AND SELECTING BROKERS OR DEALERS, THE ADVISER WILL USE ITS BEST EFFORTS TO SEEK ON BEHALF OF EACH FUND THE BEST OVERALL TERMS AVAILABLE FOR ANY TRANSACTION. THE ADVISER SHALL CONSIDER ALL FACTORS IT DEEMS RELEVANT, INCLUDING THE BREADTH OF THE MARKET IN THE SECURITY, THE PRICE OF THE SECURITY, THE FINANCIAL CONDITION AND EXECUTION CAPABILITY OF THE BROKER OR DEALER, AND THE REASONABLENESS OF THE COMMISSION, IF ANY (FOR THE SPECIFIC TRANSACTION AND ON A CONTINUING BASIS).

        (C) TO THE EXTENT CONTEMPLATED BY THE TRUST'S REGISTRATION STATEMENT UNDER THE 1933 ACT, IN EVALUATING THE BEST OVERALL TERMS AVAILABLE, AND IN SELECTING THE BROKER OR DEALER TO EXECUTE A PARTICULAR TRANSACTION, THE ADVISER MAY ALSO CONSIDER THE BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934) PROVIDED TO THE FUND AND/OR OTHER ACCOUNTS OVER WHICH THE ADVISER OR AN AFFILIATE OF THE ADVISER EXERCISES INVESTMENT DISCRETION. THE ADVISER IS AUTHORIZED TO PAY TO A BROKER OR DEALER WHO PROVIDES SUCH BROKERAGE AND RESEARCH SERVICES A COMMISSION FOR EXECUTING A PORTFOLIO TRANSACTION BY ANY FUND WHICH IS IN EXCESS OF THE AMOUNT OF COMMISSION ANOTHER BROKER OR DEALER WOULD HAVE CHARGED FOR EFFECTING THAT TRANSACTION IF, BUT ONLY IF, THE ADVISER DETERMINES IN GOOD FAITH THAT SUCH COMMISSION WAS REASONABLE IN RELATION TO THE VALUE OF THE BROKERAGE AND RESEARCH SERVICES PROVIDED BY SUCH BROKER OR DEALER, VIEWED IN TERMS OF THAT PARTICULAR TRANSACTION OR IN TERMS OF ALL OF THE ACCOUNTS OVER WHICH INVESTMENT DISCRETION IS SO EXERCISED. CONSISTENT WITH THE RULES OF FAIR PRACTICE OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND SUBJECT TO SEEKING THE MOST FAVORABLE COMBINATION OF NET PRICE AND EXECUTION AVAILABLE, THE ADVISER MAY CONSIDER SALES OF SHARES OF A FUND AS A FACTOR IN THE SELECTION OF BROKER-DEALERS TO EXECUTE PORTFOLIO TRANSACTIONS FOR THAT FUND.

        3. SERVICES OTHER THAN AS ADVISER. THE ADVISER (OR AN AFFILIATE OF THE ADVISER) MAY ACT AS BROKER FOR A FUND IN CONNECTION WITH THE PURCHASE OR SALE OF SECURITIES BY OR TO A FUND IF AND TO THE EXTENT PERMITTED BY PROCEDURES ADOPTED FROM TIME TO TIME BY THE BOARD OF TRUSTEES OF THE TRUST. SUCH BROKERAGE SERVICES ARE NOT WITHIN THE SCOPE OF THE DUTIES OF THE ADVISER UNDER THIS AGREEMENT, AND, WITHIN THE LIMITS PERMITTED BY LAW AND THE TRUSTEES, THE ADVISER (OR AN AFFILIATE OF THE ADVISER) MAY RECEIVE BROKERAGE COMMISSIONS, FEES OR OTHER REMUNERATION FROM A FUND OR THE TRUST FOR SUCH SERVICES IN ADDITION TO ITS FEE FOR SERVICES AS ADVISER. WITHIN THE LIMITS PERMITTED BY LAW, THE ADVISER MAY RECEIVE COMPENSATION FROM THE TRUST FOR OTHER SERVICES PERFORMED BY OR FOR THE TRUST WHICH ARE NOT WITHIN THE SCOPE OF THE DUTIES OF THE ADVISER UNDER THIS AGREEMENT.

        4. EXPENSES TO BE PAID BY ADVISER. THE ADVISER SHALL FURNISH TO THE TRUST, AT ITS OWN EXPENSE, ALL OFFICE SPACE, FACILITIES, EQUIPMENT AND PERSONNEL NECESSARY TO PROVIDE THE SERVICES SET FORTH IN PARAGRAPH 2 ABOVE. THE ADVISER SHALL ALSO ASSUME AND PAY ALL OTHER EXPENSES INCURRED BY IT IN CONNECTION WITH MANAGING THE ASSETS OF THE FUNDS; AND ALL EXPENSES IN DETERMINATION OF DAILY PRICE COMPUTATIONS, PLACEMENT OF SECURITIES ORDERS AND RELATED BOOKKEEPING; AND ALL OTHER EXPENSES OF THE FUNDS NOT ALLOCATED TO THE TRUST PURSUANT TO SECTION 5.

        5. EXPENSES TO BE PAID BY THE TRUST. THE TRUST SHALL PAY THE FEES OF THE ADVISER PURSUANT TO SECTION 6; ALL EXPENSES PURSUANT TO ANY PLAN AS IN EFFECT FROM TIME TO TIME ADOPTED PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT; ALL CHARGES OF DEPOSITORIES, CUSTODIANS AND OTHER AGENCIES FOR THE SAFEKEEPING AND SERVICING OF CASH, SECURITIES AND OTHER PROPERTY OF THE FUNDS AND OF THEIR TRANSFER AGENTS AND REGISTRARS AND THEIR DIVIDEND DISBURSING AND REDEMPTION AGENTS, IF ANY; ALL COMPENSATION OF TRUSTEES OTHER THAN THOSE AFFILIATED WITH THE ADVISER AND ALL EXPENSES INCURRED IN CONNECTION WITH THEIR SERVICES TO THE TRUST; ALL EXPENSES OF MAINTAINING THE REGISTRATION OF SHARES OF FUND UNDER THE 1933 ACT AND OF QUALIFYING AND MAINTAINING QUALIFICATION OF SHARES OF TRUST UNDER THE SECURITIES LAWS OF SUCH UNITED STATES JURISDICTIONS AS TRUST MAY FROM TIME TO TIME REASONABLY DESIGNATE; ALL TAXES AND CORPORATE FEES PAYABLE TO FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCIES, DOMESTIC OR FOREIGN; ALL STAMP OR OTHER TRANSFER TAXES; ALL EXPENSES OF PRINTING AND MAILING CERTIFICATES FOR SHARES OF THE FUNDS, IF ANY; ALL COSTS OF BORROWING MONEY BY THE FUNDS; ALL EXTRAORDINARY EXPENSES, INCLUDING LITIGATION EXPENSES, NOT INCURRED IN THE ORDINARY COURSE OF THE FUNDS' OPERATIONS; AND ALL LEGAL, AUDIT AND TAX PREPARATION FEES INCURRED ON BEHALF OF THE FUND. IN ADDITION TO THE PAYMENT OF EXPENSES, THE TRUST SHALL ALSO PAY ALL BROKERS' COMMISSIONS AND OTHER CHARGES RELATIVE TO THE PURCHASE AND SALE OF PORTFOLIO SECURITIES OF THE FUNDS AND ALL OTHER EXPENSES OF THE FUNDS NOT ALLOCATED TO THE ADVISER PURSUANT TO SECTION 4.

        6. COMPENSATION OF ADVISER. (A) FOR THE SERVICES TO BE PROVIDED AND THE EXPENSES TO BE ASSUMED AND TO BE PAID BY THE ADVISER HEREUNDER, THE TRUST SHALL PAY TO THE ADVISER, SOLELY OUT OF ASSETS OF EACH FUND, A MONTHLY FEE, BASED UPON THE AVERAGE NET ASSETS OF EACH FUND, WHICH SHALL BE COMPUTED AS OF THE CLOSE OF BUSINESS EACH DAY AND ACCRUED DAILY, AT THE ANNUAL RATE SET FORTH
BELOW:

                             ADVISORY FEE SCHEDULE
                Fee Rate as a Percentage of Average Net Assets


                         SMALL-        Mid-        LARGE-     Balanced  INTERMEDIATE  Government
                         CAP FUND      Cap Fund    CAP FUND   Fund      BOND FUND     Money Market Fund
FIRST $300 MILLION IN    0.75%         0.75%       0.75%      0.40%     0.35%         0.25%
NET ASSETS
NEXT $200 MILLION IN     0.70%         0.70%       0.70%      0.40%     0.35%         0.25%
NET ASSETS
NET ASSETS OVER $500     0.65%         0.65%       0.65%      0.40%     0.35%         0.25%
MILLION

        7. LIMITATION OF EXPENSES OF ANY FUND. THE ADVISER MAY, FROM TIME TO TIME, UNDERTAKE TO LIMIT THE EXPENSES OF A FUND BY AGREEING FOR A STATED PERIOD OF TIME (WHICH MAY BE A PERIOD CONTAINING UNTIL TERMINATED BY THE ADVISER ON NOT LESS THAN [60] DAYS' NOTICE TO THE TRUST) TO REIMBURSE SUCH FUND FOR SUMS EXPENDED FOR EXPENSES IN EXCESS OF A STATED AMOUNT OR PERCENTAGE OF ASSETS, OR ASSUMING FOR A STATED PERIOD OF TIME (WHICH MAY BE A PERIOD CONTAINING UNTIL TERMINATED BY THE ADVISER ON NOT LESS THAN [60] DAYS' NOTICE TO THE TRUST) AN OBLIGATION TO PAY AN EXPENSE THAT WOULD OTHERWISE BE PAID BY THE TRUST PURSUANT TO PARAGRAPH 5 OF THIS AGREEMENT. ANY SUCH UNDERTAKING SHALL BE IN WRITING AND SHALL BE CONSIDERED A PART OF THIS AGREEMENT.

        8. SERVICES OF ADVISER NOT EXCLUSIVE. THE SERVICES OF THE ADVISER TO THE TRUST HEREUNDER ARE NOT EXCLUSIVE, AND THE ADVISER IS FREE TO PROVIDE SIMILAR SERVICES TO OTHERS SO LONG AS ITS SERVICES UNDER THIS AGREEMENT ARE NOT IMPAIRED BY SUCH OTHER ACTIVITIES.

        9. LIABILITY OF ADVISER. THE ADVISER SHALL NOT BE LIABLE TO THE TRUST OR ITS SHAREHOLDERS FOR ANY LOSS SUFFERED BY THE TRUST OR ITS SHAREHOLDERS FROM OR AS A CONSEQUENCE OF ANY ACT OR OMISSION OF THE ADVISER, OR OF ANY OF THE PARTNERS, EMPLOYEES OR AGENTS OF THE ADVISER, IN CONNECTION WITH OR PURSUANT TO THIS AGREEMENT, EXCEPT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH OR GROSS NEGLIGENCE ON THE PART OF THE ADVISER IN THE PERFORMANCE OF ITS DUTIES OR BY REASON OF RECKLESS DISREGARD BY THE ADVISER OF ITS OBLIGATIONS AND DUTIES UNDER THIS AGREEMENT.

        10. LIABILITY OF TRUST. THE OBLIGATIONS OF THE TRUST HEREUNDER SHALL NOT BE BINDING UPON ANY OF THE TRUSTEES, SHAREHOLDERS, NOMINEES, OFFICERS, AGENTS OR EMPLOYEES OF THE TRUST, PERSONALLY, BUT SHALL BIND ONLY THE ASSETS AND PROPERTY OF THE TRUST AS PROVIDED IN THE AGREEMENT AND DECLARATION OF TRUST OF THE TRUST.

        11. USE OF ADVISER'S NAME. THE TRUST AND THE FUNDS MAY USE THE NAME "MONETTA TRUST" OR ANY OTHER NAME DERIVED FROM THE NAME "MONETTA" ONLY FOR SO LONG AS THIS AGREEMENT OR ANY EXTENSION, RENEWAL OR AMENDMENT HEREOF REMAINS IN EFFECT, INCLUDING ANY SIMILAR AGREEMENT WITH ANY ORGANIZATION WHICH SHALL HAVE SUCCEEDED TO THE BUSINESS OF THE ADVISER AS INVESTMENT ADVISER. AT SUCH TIME AS THIS AGREEMENT OR ANY EXTENSION, RENEWAL OR AMENDMENT HEREOF, OR SUCH OTHER SIMILAR AGREEMENT SHALL NO LONGER BE IN EFFECT, THE TRUST WILL (BY AMENDMENT OF ITS AGREEMENT AND DECLARATION OF TRUST, IF NECESSARY) CEASE TO USE, IN ITS NAME AND IN THE NAMES OF THE FUNDS, ANY NAME DERIVED FROM THE NAME "MONETTA," ANY NAME SIMILAR THERETO OR ANY OTHER NAME INDICATING THAT IT IS ADVISED BY OR OTHERWISE CONNECTED WITH THE ADVISER, OR WITH ANY ORGANIZATION WHICH SHALL HAVE SUCCEEDED TO THE ADVISER'S BUSINESS AS INVESTMENT ADVISER. THE CONSENT OF THE ADVISER TO THE USE OF SUCH NAMES BY THE TRUST SHALL NOT PREVENT THE ADVISER'S PERMITTING ANY OTHER ENTERPRISE, INCLUDING ANOTHER INVESTMENT COMPANY, TO USE SUCH NAME OR NAMES.

        12. DURATION AND RENEWAL.  (A)  UNLESS TERMINATED AS PROVIDED IN
SECTION 13, THIS AGREEMENT SHALL BECOME EFFECTIVE WITH RESPECT TO THE INITIAL FUNDS ON THE DATE HEREOF AND, WITH RESPECT TO ANY ADDITIONAL FUND,
ON THE DATE OF RECEIPT BY THE TRUST OF NOTICE FROM THE ADVISER IN ACCORDANCE WITH PARAGRAPH 1 (B) HEREOF THAT THE ADVISER IS WILLING TO SERVE AS ADVISER WITH RESPECT TO SUCH FUND. UNLESS TERMINATED AS HEREIN PROVIDED, THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL FEBRUARY 1, 1999, WITH RESPECT TO THE FUNDS AND SHALL CONTINUE IN FULL FORCE AND EFFECT FOR PERIODS OF ONE YEAR THEREAFTER WITH RESPECT TO EACH FUND SO LONG AS SUCH CONTINUANCE WITH RESPECT TO ANY SUCH FUND IS APPROVED AT LEAST ANNUALLY (I) BY EITHER THE TRUSTEES OR BY VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SHARES (AS DEFINED IN THE 1940 ACT) OF SUCH FUND, AND (II) IN EITHER EVENT BY THE VOTE OF A MAJORITY OF THE TRUSTEES WHO ARE NOT PARTIES TO THIS AGREEMENT OR "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OR ANY SUCH PARTY, CAST IN PERSON AT A MEETING CALLED FOR THE PURPOSE OF VOTING ON SUCH APPROVAL.

(b) Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

        13. Termination. This Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of the trustees or by a vote of a majority of the outstanding shares (as defined in the 1940 Act) of that Fund, or by the Adviser on sixty (60) days' written notice to the other party. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

        14. Amendment. This agreement may not be amended as to a Fund without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Trust and (b) of the holders of a majority of the outstanding shares of that Fund.

Date: December 3, 2001
                                    MONETTA TRUST


                                    By /s/ Robert Bacarella
                                    President

                                    MONETTA FINANCIAL SERVICES, INC.


                                    By  /s/ Robert Bacarella
                                          President

Exhibit (d)(2)


                       INVESTMENT SUB-ADVISORY AGREEMENT
                    WITH AMBASSADOR CAPITAL MANAGEMENT LLC

       THIS AGREEMENT, made this 3rd day of December, 2001, is by and between Monetta Financial Services, Inc., a Delaware corporation (the "Adviser"), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Ambassador Capital Management LLC, registered as an investment adviser under the Advisers Act (the "Sub-Adviser"), relating to the Sub-Adviser's services for certain portfolios of Monetta Trust (the "Company"), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the "1940 Act").

       WHEREAS, the Adviser is the investment adviser to the Company, and the Adviser desires to retain the Sub-Adviser to furnish the Monetta Intermediate Bond Fund, the Monetta Government Money Market Fund and the fixed income portion of the Monetta Balanced Fund, each a series of the Company (collectively, the "Funds"), with portfolio selection and related research and statistical services in connection with the Adviser's investment advisory activities on behalf of the funds, and the Sub-Adviser desires to furnish such services to the Adviser;

       NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1. Appointment of Sub-Adviser. In accordance with and subject to the investment advisory agreement (the "Investment Advisory Agreement") between the Company and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection and related research and statistical services described herein for investment and reinvestment of the Funds' investment assets, subject to the control and direction of the Adviser and Company's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

2. Services of Sub-Adviser. The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Funds:

 (a) The investment of the assets of the Funds shall at all times be subject to the applicable provisions of the Trust's Agreement and Declaration of Trust, the by-laws, the registration statement, the effective prospectus and the statement of additional information of the Company relating to the Funds (the "Fund Documents") and shall conform to the investment objectives, policies and restrictions of each respective Fund as set forth in such documents and as interpreted from time to time by the Board of Trustees of the Company and by the Adviser. Copies of the Fund Documents have been submitted to the Sub-Adviser, which acknowledges receipt and review of the Fund Documents. The Adviser agrees to provide copies of all amendments to or restatements of the Fund Documents to the Sub-Adviser on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser. Within the framework of the investment objectives, policies and restrictions of each respective Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have responsibility for making and executing investment decisions for the Funds. In carrying out its obligations to manage the investments and reinvestments of the assets of the Funds, the Sub-Adviser shall: (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Funds' investment portfolio or are under consideration for inclusion therein; (ii) under the supervision of the Adviser, formulate and implement a continuous investment program for the Funds consistent with the investment objective and related investment policies for each Fund as set forth in the Fund Documents, as amended; and (iii) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser in accordance with applicable regulatory requirements, of orders for such purchases and sales.


 (b) In connection with the purchase and sale of securities of the Funds, the Sub-Adviser shall arrange for the transmission to the custodian for the Funds and, as directed by the Adviser, any other persons retained by the Funds on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Funds' investment portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Company's Board of Trustees concerning the investment activity and portfolio composition of the Funds in such form and at such intervals as the Adviser or the Board of Trustees may from time to time require. The Sub-Adviser agrees that all documents and records maintained by it with respect to the Funds, are the property of the Company and will be surrendered to the Company or the Adviser upon the request of either.

 (c) The Sub-Adviser shall, in the name of the Funds, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies of the Funds, as set forth in the Fund Documents, as amended from time to time, and under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act. In connection with the placement of orders for the execution of the Funds' portfolio transactions, the Adviser shall create and maintain all necessary brokerage records of the Funds in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act.

 (d) In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Funds' transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser's investment research and portfolio management capability generally.

    The Sub-Adviser shall use the same skill and care in providing services to the Funds as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable federal and state laws, rules and regulations, including the 1940 Act, the Advisers Act and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. Further, the Sub-Adviser shall at all times keep in effect a Code of Ethics consistent with the rules and regulations under both the Advisers Act and the 1940 Act.

    The Sub-Adviser will treat confidentially and as proprietary information of the Funds, all records and other information relative to the Funds and prior, present or potential shareholders, including any "nonpublic personal information" as defined in Rule 3(t) of Regulation S-P, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Funds).

3. Expenses. The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the Sub-Adviser's office facilities, equipment and personnel used in carrying out the Sub-Adviser's duties hereunder, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Funds.

4. Compensation. In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Funds hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate, as outlined below, which shall be a percentage of the average net assets of the Funds. The fee shall be accrued daily and shall be based on the net asset values of all of the issued and outstanding shares of the Monetta Intermediate Bond Fund, the Monetta Government Money Market Fund and the fixed income portion of the Monetta Balanced Fund, as determined as of the close of each business day pursuant to the Fund Documents.

   The amount of such annual fee for each respective Fund is described in the schedule below:

Fund                                  Asset Level                    Fee
Monetta Intermediate Bond Fund        In excess of $30 million       0.10%
Monetta Gov't Money Market Fund       In excess of $30 million       (A)
Monetta Balanced Fund                 In excess of $30 million       0.10% (B)

       (A)Currently the Adviser voluntarily has elected to waive the advisory fee. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess of $30 million.

       (B)Applies only to the fixed income portion of the portfolio


5. Effective Date, Renewal and Termination. This Agreement shall become effective as of the date first above written and, unless otherwise terminated, shall continue for two years and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder. This Agreement may be terminated without penalty on sixty (60) days' written notice to the Sub-Adviser (i) by the Adviser, (ii) by vote of the Board of Trustees of the Company, or (iii) by vote of a majority of the outstanding voting securities of the Funds; or it may be terminated without penalty on sixty (60) days' written notice to the Adviser by the Sub-Adviser. This Agreement will terminate automatically in the event of its assignment or upon any termination of the Investment Advisory Agreement.
   The terms "assignment" and "vote of majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

6. General Provisions.

    (a) The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Funds' assets, or from acts or omissions of custodians or securities depositories or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Company or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder or a breach of its fiduciary duty.

    (b) The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Funds. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Funds, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

    (c) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Company, or person otherwise affiliated with the Company (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature or to render services of any kind to any other trust corporation, firm, individual or association.

    (d) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (e) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following addresses.

    The Adviser at:

             1776-A South Naperville Road, Suite 100
             Wheaton, Illinois 60187
             Attention: Robert S. Bacarella, President

    The Sub-Adviser at:

              211 W. Fort Street, Suite 720
              Detroit, Michigan, 48226
              Attention: Brian T. Jeffries, President.

    (f) Sub-Adviser agrees to notify Adviser of any change in Sub-Adviser's senior officers, portfolio managers, and directors within a reasonable time after such change. Sub-Adviser further agrees to provide Adviser with any amendments to Parts I and II of its ADV within a reasonable time after such amendments and notify Adviser of any regulatory, civil or criminal proceedings, actions or complaints involving the Sub-Adviser or its affiliates within a reasonable time.

             (g) This Agreement may be amended in accordance with the 1940 Act.

             (h) This Agreement constitutes the entire agreement among the parties hereto.

             (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.


  IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.


                                        AMBASSADOR CAPITAL MANAGEMENT LLC


                                        By:  /s/ Brian T. Jeffries
                                               Brian T. Jeffries
                                                   President




                                        MONETTA FINANCIAL SERVICES, INC.


                                       By:   /s/ Robert S. Bacarella
                                               Robert S. Bacarella
                                                     President

Exhibit (e)




                         DISTRIBUTION AGREEMENT


     THIS AGREEMENT is made and entered into as of this 1st day of May, 2002, by and among Monetta Trust, a Massachusetts business trust (the "Trust"), Monetta Financial Services, Inc., a Delaware corporation (the "Adviser") and Quasar Distributors, LLC, a Delaware limited liability company (the "Distributor").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and is authorized to issue shares of beneficial interests ("Shares") in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

     WHEREAS,  the  Adviser  is  duly  registered  under  the  Investment
Advisers Act of 1940, as amended, and any applicable state securities laws, as an investment adviser;

     WHEREAS, the Trust desires to retain the Distributor as principal underwriter in connection with the offering and sale of the Shares of each series listed on Exhibit A hereto (as amended from time to time) (each a "Fund", collectively the "Funds");

     WHEREAS, the Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. (the "NASD");

     WHEREAS, this Agreement has been approved by a vote of the Trust's board of trustees ("Board") and its disinterested trustees in conformity with Section 15(c) of the 1940 Act; and

     WHEREAS, the Distributor is willing to act as principal underwriter for the Trust on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.  Appointment of Quasar as the Distributor

     The Trust hereby appoints the Distributor as its agent for the sale and distribution of Shares of the Funds, on the terms and conditions set forth in this Agreement, and the Distributor hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement.

     2.  Services and Duties of the Distributor

     A. The Distributor agrees to sell Shares of the Funds on a best efforts basis as agent for the Trust during the term of this Agreement, upon the terms and at the current offering price (plus sales charge, if any) described in the Prospectus. As used in this Agreement, the term "Prospectus" shall mean the current prospectus, including the statement of additional information, as amended or supplemented, relating to the Funds and included in the currently effective registration statement or post-effective amendment thereto (the "Registration Statement") of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act.

     B. During the continuous public offering of Shares of the Funds, the Distributor will hold itself available to receive orders, satisfactory to the Distributor, for the purchase of Shares of the Funds and will accept such orders on behalf of the Trust. Such purchase orders shall be deemed effective at the time and in the manner set forth in the Prospectus.

     C. The Distributor, with the operational assistance of the Trust's transfer agent, shall make Shares available for sale and redemption through the National Securities Clearing Corporation's Fund/SERV System.

     D. In connection with all matters relating to this Agreement, the Distributor agrees to act in conformity with the Trust's Declaration of Trust and By-Laws and with the instructions of the Board and to comply with the requirements of the 1933 Act, the 1934 Act, the 1940 Act, the regulations of the NASD and all other applicable federal or state laws and regulations. The Distributor acknowledges and agrees that it is not authorized to provide any information or make any representations other than as contained in the Prospectus and any sales literature specifically approved by the Trust and the Distributor.

     E. The Distributor agrees to cooperate with the Trust in the development of all proposed advertisements and sales literature relating to the Funds. The Distributor agrees to review all proposed advertisements and sales literature for compliance with applicable laws and regulations, and shall file with appropriate regulators those advertisements and sales literature it believes are in compliance with such laws and regulations. The Distributor agrees to furnish to the Trust any comments provided by regulators with respect to such materials and to use its best efforts to obtain the approval of the regulators to such materials.

     F. The Distributor at its sole discretion may repurchase Shares offered for sale by shareholders of the Funds. Repurchase of Shares by the Distributor shall be at the price determined in accordance with, and in the manner set forth in, the current Prospectus. At the end of each business day, the Distributor shall notify, by any appropriate means, the Trust and its transfer agent of the orders for repurchase of Shares received by the Distributor since the last report, the amount to be paid for such Shares, and the identity of the shareholders offering Shares for repurchase. The Trust reserves the right to suspend such repurchase right upon written notice to the Distributor. The Distributor further agrees to act as agent for the Trust to receive and transmit promptly to the Trust's transfer agent shareholder requests for redemption of Shares.

     G. The Distributor may, in its discretion, enter into agreements with such qualified broker-dealers as it may select, in order that such broker-dealers also may sell Shares of the Funds. The form of any dealer agreement shall be mutually agreed upon and approved by the Trust and the Distributor. The Distributor may pay a portion of any applicable sales charge, or allow a discount, to a selling broker-dealer, as described in the Prospectus or, if not described, as agreed upon with the broker-dealer. The Distributor shall include in the forms of agreement with selling broker-dealers a provision for the forfeiture by them of their sales charge or discount with respect to Shares sold by them and redeemed, repurchased or tendered for redemption within seven business days after the date of confirmation of such purchases.

     H. The Distributor shall devote its best efforts to effect sales of Shares of the Funds but shall not be obligated to sell any certain number of Shares.

     I. The Distributor shall prepare reports for the Board regarding its activities under this Agreement as from time to time shall be reasonably requested by the Board, including reports regarding the use of 12b-1 payments received by the Distributor, if any.

     J. The services furnished by the Distributor hereunder are not to be deemed exclusive and the Distributor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Trust recognizes that from time to time officers and employees of the Distributor may serve as directors, trustees, officers and employees of other entities (including investment companies), that such other entities may include the name of the Distributor as part of their name and that the Distributor or its affiliates may enter into distribution, administration, fund accounting, transfer agent or other agreements with such other entities.

     3.  Duties and Representations of the Trust

     A. The Trust represents that it is duly organized and in good standing under the law of its jurisdiction of organization and registered as an open-end management investment company under the 1940 Act. The Trust agrees that it will act in material conformity with its Declaration of Trust, By-Laws, its Registration Statement as may be amended from time to time and resolutions and other instructions of its Board. The Trust agrees to comply in all material respects with the 1933 Act, the 1940 Act, and all other applicable federal and state laws and regulations. The Trust represents and warrants that this Agreement has been duly authorized by all necessary action by the Trust under the 1940 Act, state law and the Trust's Declaration of Trust and By-Laws.

     B. The Trust, or its agent, shall take or cause to be taken all necessary action to register Shares of the Funds under the 1933 Act and to maintain an effective Registration Statement for such Shares in order to permit the sale of Shares as herein contemplated. The Trust authorizes the Distributor to use the Prospectus, in the form furnished to the Distributor from time to time, in connection with the sale of Shares.

     C. The Trust represents and agrees that all Shares to be sold by it, including those offered under this Agreement, are validly authorized and, when issued in accordance with the description in the Prospectus, will be fully paid and nonassessable. The Trust further agrees that it shall have the right to suspend the sale of Shares of any Fund at any time in response to conditions in the securities markets or otherwise, and to suspend the redemption of Shares of any Fund at any time permitted by the 1940 Act or the rules of the Securities and Exchange Commission ("SEC"). The Trust shall advise the Distributor promptly of any such determination.

     D.  The Trust agrees to advise the Distributor promptly in writing:

          (i) of any material correspondence or other communication by the SEC or its staff relating to the Funds, including requests by the SEC for amendments to the Registration Statement or Prospectus;

          (ii) in the event of the issuance by the SEC of any stop-order suspending the effectiveness of the Registration Statement then in effect or the initiation of any proceeding for that purpose;

          (iii) of the happening of any event which makes untrue any statement of a material fact made in the Prospectus or which requires the making of a change in such Prospectus in order to make the statements therein not misleading; and

          (iv) of all actions taken by the SEC with respect to any amendments to any Registration Statement or Prospectus which may from time to time be filed with the SEC.

      E. The Trust shall file such reports and other documents as may be required under applicable federal and state laws and regulations. The Trust shall notify the Distributor in writing of the states in which the Shares may be sold and shall notify the Distributor in writing of any changes to such information.

      F. The Trust agrees to file from time to time such amendments to its Registration Statement and Prospectus as may be necessary in order that its Registration Statement and Prospectus will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

      G. The Trust shall fully cooperate in the efforts of the Distributor to sell and arrange for the sale of Shares and shall make available to the Distributor a statement of each computation of net asset value. In addition, the Trust shall keep the Distributor fully informed of its affairs and shall provide to the Distributor from time to time copies of all information, financial statements, and other papers that the Distributor may reasonably request for use in connection with the distribution of Shares, including, without limitation, certified copies of any financial statements prepared for the Trust by its independent public accountants and such reasonable number of copies of the most current Prospectus, statement of additional information and annual and interim reports to shareholders as the Distributor may request. The Trust shall forward a copy of any SEC filings, including the Registration Statement, to the Distributor within one business day of any such filings. The Trust represents that it will not use or authorize the use of any advertising or sales material unless and until such materials have been approved and authorized for use by the Distributor.

      H.   The  Trust  represents  and  warrants  that  its  Registration
Statement and any advertisements and sales literature of the Trust (excluding statements relating to the Distributor and the services it provides that are based upon written information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to the Distributor pursuant to this Agreement shall be true and correct in all material respects.

      4.  Compensation

      As compensation for the services performed and the expenses assumed by Distributor under this Agreement including, but not limited to, any commissions paid for sales of Shares, Distributor shall be entitled to the fees and expenses set forth in Exhibit B hereto (as amended from time to time), which are payable promptly after the last day of each month. Such fees shall be paid to Distributor by the Trust pursuant to its Rule 12b-1 plan or, if Rule 12b-1 payments are not sufficient to pay such fees and expenses, or if the Rule 12b-1 plan is discontinued, or if the Fund's sponsor, the Adviser, otherwise determines that Rule 12b-1 fees shall not, in whole or in part, be used to pay Distributor, the Adviser shall be responsible for the payment of the amount of such fees not covered by Rule 12b-1 payments.

      5.  Expenses

      A. The Trust shall bear all costs and expenses in connection with registration of the Shares with the SEC and related compliance with state securities laws, as well as all costs and expenses in connection with the offering of the Shares and communications with shareholders of its Funds, including but not limited to (i) fees and disbursements of its counsel and independent public accountants; (ii) costs and expenses of the preparation, filing, printing and mailing of Registration Statements and Prospectuses and amendments thereto, as well as related advertising and sales literature, (iii) costs and expenses of the preparation, printing and mailing of annual and interim reports, proxy materials and other communications to shareholders of the Funds; and (iv) fees required in connection with the offer and sale of Shares in such jurisdictions as shall be selected by the Trust pursuant to Section 3(E) hereof.

      B. The Distributor shall bear the expenses of registration or qualification of the Distributor as a dealer or broker under federal or state laws and the expenses of continuing such registration or qualification. The Distributor does not assume responsibility for any expenses not expressly assumed hereunder.

     6.  Indemnification

      A. The Trust shall indemnify, defend and hold the Distributor, and each of its present or former members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fee incurred in connection therewith) (collectively, "Losses") that the Distributor, each of its present and former members, officers, employees or representatives or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, based upon the Trust's failure to adhere to its obligations hereunder, or, in connection with the Trust's performance of its duties hereunder, based upon the Trust's violation or alleged violation of any rule of the NASD or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, or arising out of or based upon any untrue statement, or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, as from time to time amended or supplemented, or in any annual or interim report to shareholders, or in any advertisement or sales literature, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust's obligation to indemnify the Distributor and any of the foregoing indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertisement or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing and acknowledging the purpose of its use for the purpose of, and used in, the preparation thereof. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

      The Trust's agreement to indemnify the Distributor, and any of the foregoing indemnitees, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action or claim of loss brought against the Distributor, or any of the foregoing indemnitees, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, unless the failure to give notice does not prejudice the Trust. Such notification shall be given by letter or by telegram addressed to the Trust's President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this
Section 6(A).

      B. The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such Losses, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by the Trust and approved by the Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by the Trust or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Trust will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor and them. The Trust's indemnification agreement contained in Sections 6(A) and 6(B) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Distributor's benefit, to the benefit of each of its present or former members, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Trust agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or directors in connection with the issue and sale of any of the Shares.

     C. The Trust shall advance attorney's fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this
Section 6 to the maximum extent permissible under applicable law.

     D. The Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all Losses that the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, based upon the Distributor's failure to adhere to its obligations hereunder, or, in connection with the Distributor's performance of its duties hereunder, based upon the Distributor's violation or alleged violation of any rule of the NASD or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in the Trust's Registration Statement or any Prospectus, as from time to time amended or supplemented, or arising out of or based upon the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omission was made in reliance upon, and in conformity with, written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. In no event shall anything contained herein be so construed as to protect the Trust against any liability to the Distributor to which the Trust would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement.

     The Distributor's agreement to indemnify the Trust, and any of the foregoing indemnitees, is expressly conditioned upon the Distributor's being notified of any action or claim of loss brought against the Trust, and any of the foregoing indemnitees, such notification to be given by letter or telegram addressed to the Distributor's President, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust or such person unless the failure to give notice does not prejudice the Distributor, but the failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor's indemnity agreement contained in this Section 6(D).

     E. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such Losses, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor's indemnification agreement contained in Sections 6(D) and (E) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, and each of its present or former directors, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Trust's benefit, to the benefit of each of its present or former directors, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its officers or directors in connection with the issue and sale of any of the Shares.

     F. No person shall be obligated to provide indemnification under this Section 6 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the 1934 Act or the rules of the NASD; provided, however, in such event indemnification shall be provided under this
Section 6 to the maximum extent so permissible.


     7.  Obligations of the Trust

     This Agreement is executed by and on behalf of the Trust and the obligations of the Trust hereunder are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the Trust and with respect to the Funds to which such obligations pertain.

     8.  Governing Law

     This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the SEC thereunder.

     9.  Duration and Termination

     A. This Agreement shall become effective with respect to each Fund listed on Exhibit A hereof as of the date hereof and, with respect to each Fund not in existence on that date, on the date an amendment to Exhibit A to this Agreement relating to that Fund is executed. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date hereof. Thereafter, if not terminated, this Agreement shall continue automatically in effect as to each Fund for successive one-year periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board or (ii) the vote of a "majority of the outstanding voting securities" of a Fund, and provided that in either event the continuance is also approved by a majority of the Trust's Board who are not "interested persons" of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     B. Notwithstanding the foregoing, this Agreement may be terminated, without the payment of any penalty, with respect to a particular Fund (i) through a failure to renew this Agreement at the end of a term, (ii) upon mutual consent of the parties, or (iii) upon no less than 60 days' written notice, by either the Trust through a vote of a majority of the members of the Board who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of this Agreement or by vote of a "majority of the outstanding voting securities" of a Fund, or by the Distributor. The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by the Distributor and the Trust. If required under the 1940 Act, any such amendment must be approved by the Trust's Board, including a majority of the Trust's Board who are not "interested persons" of any party to this Agreement, by vote cast in person at a meeting for the purpose of voting on such amendment. In the event that such amendment affects the Adviser, the written instrument shall also be signed by the Adviser. This Agreement will automatically terminate in the event of its assignment.

     1. Confidentiality

     The Distributor agrees on behalf of its employees to treat all records relative to the Trust and prior, present or potential shareholders of the Trust as confidential, and not to use such records for any purpose other than performance of the Distributor's responsibilities and duties under this Agreement, except after notification and prior approval by the Trust, which approval shall not be unreasonably withheld, and may not be withheld where the Distributor may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when subject to governmental or regulatory audit or investigation, or when so requested by the Trust. Records and information which have become known to the public through no wrongful act of the Distributor or any of its employees, agents or representatives shall not be subject to this paragraph.

     In accordance with Regulation S-P, the Distributor will not disclose any non-public personal information, as defined in Regulation S-P, received from the Trust or any Fund regarding any Fund shareholder; provided, however, that the Distributor may disclose such information to any party as necessary in the ordinary course of business to carry out the purposes for which such information was disclosed to the Distributor. The Distributor agrees to use reasonable precautions to protect and prevent the unintentional disclosure of such non-public personal information.

     11.  Miscellaneous

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person," and "assignment" shall have the same meaning as such terms have in the 1940 Act.

     12.  Notices

     Any notice required or permitted to be given by any party to the others shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service or 3 days after sent by registered or certified mail, postage prepaid, return receipt requested or on the date sent and confirmed received by facsimile transmission to the other parties' respective addresses set forth below:

Notice to the Distributor shall be sent to:

     Quasar Distributors, LLC
     Attn:  President
     615 East Michigan Street
     Milwaukee, WI  53202

notice to the Trust shall be sent to:

     Monetta Trust
     Attn: President
     1776-A South Naperville Road, Suite 100
     Wheaton, IL 60187-8133

and notice to the Adviser shall be sent to:

     Monetta Financial Services, Inc.
     Attn: President
     1776-A South Naperville Road, Suite 100
     Wheaton, IL 60187-8133

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.


MONETTA TRUST            QUASAR DISTRIBUTORS, LLC

By: __________________________ By: ______________________________

Title: Robert S. Bacarella, President Title: James Schoenike, President


MONETTA FINANCIAL SERVICES, INC.

By: ________________________

Title: Robert S. Bacarella, President

                                EXHIBIT A
                                 to the
                         Distribution Agreement

                               Fund Names

                    Separate Series of Monetta Trust

Name of Series                                              Date Added

Monetta Select Technology Fund                         May 1, 2002

Monetta Mid-Cap Equity Fund                            May 1, 2002

Monetta Blue Chip Fund                                 May 1, 2002

Monetta Balanced Fund                                  May 1, 2002

Monetta Intermediate Bond Fund                         May 1, 2002

Monetta Government Money Market Fund                   May 1, 2002

                                Exhibit B
                                 to the
                         Distribution Agreement

                              Fee Schedule


BASIC DISTRIBUTION SERVICES

   . Minimum annual fee:  $35,000 (cumulative for Monetta Fund and
     Monetta Trust, all funds).
   . Fee at the annual rate of .01 of 1% (one basis point) of the Fund's
     (effective for assets over $150 million, cumulative for Monetta Fund and Monetta Trust, all funds), average daily net assets, payable monthly in arrears.


ADVERTISING COMPLIANCE REVIEW/NASDR FILINGS

..  $150 per job for the first 10 pages (minutes if tape or video); $20 per page
   (minutes if audio or video) thereafter.
   NON-NASDR FILED MATERIALS, E.G. INTERNAL USE ONLY MATERIALS:
.. $100 per job for the first 10 pages (minutes if audio or video); $20 per page (minutes if audio or video) thereafter.
   NASDR EXPEDITED SERVICE FOR 3 DAY TURNAROUND:
..  $1000 for the first 10 pages (minutes if audio or video) $25 per page
   (minutes if audio or video) thereafter. (Comments are faxed. NASDR may not accept expedited request.)

Licensing of Investment Advisor's Staff (if desired)

   . $900 per year per Series 6 or 7 representative
   . All associated NASD and State fees for Registered Representatives, including license and renewal fees.

Out-of-Pocket Expenses

Reasonable   out-of-pocket  expenses  incurred  by  the  Distributor   in
connection with activities primarily intended to result in the sale of Shares, including, without limitation:

   . typesetting,   printing  and  distribution   of   Prospectuses   and
     shareholder reports
   . production, printing,  distribution and placement of advertising and sales literature and materials
   . engagement of designers,  free-lance  writers  and  public relations firms
   . long-distance telephone lines, services and charges
   . postage
   . overnight delivery charges
   . record retention
   . travel, lodging and meals

Exhibit (j)(1)


                    CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors of Monetta Fund, Inc. and Monetta Trust:

We consent to the use of our report which is incorporated herein by reference into the Statement of Additional Information and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.


                      /s/ KPMG LLP


Chicago, Illinois
April 25, 2002

Exhibit (j)(2)

                    CONSENT OF LEGAL COUNSEL


We hereby consent to the reference to our firm under the caption "Service Providers Legal Counsel" in this combined Statement of Additional Information. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                        /s/ D'Ancona & Pflaum LLC

Chicago, Illinois
April 30, 2002